FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-177354-02

FREE WRITING PROSPECTUS
STRUCTURAL AND COLLATERAL TERM SHEET

UBS-B 2012-C2

$1,216,054,149
(Approximate Total Mortgage Pool Balance)

$851,237,000
(Approximate Publicly Offered Certificate Balance)

UBS-Barclays Commercial Mortgage Trust 2012-C2 Issuing Entity

UBS Commercial Mortgage Securitization Corp. Depositor

UBS Real Estate Securities Inc. Barclays Bank PLC Archetype Mortgage Funding II LLC KeyBank National Association Sponsors and Mortgage Loan Sellers

June 25, 2012

UBS Investment Bank	Barclays
Co-Lead Managers and Joint Bookrunners

KeyBanc Capital Markets	Drexel Hamilton	BofA Merrill Lynch

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

UBS-B 2012-C2

KEY FEATURES OF SECURITIZATION

Capitalized terms used but not defined in this term sheet have the respective meanings assigned to those terms in the other Free Writing Prospectus dated June 25, 2012 relating to the Offered Certificates (the “Free Writing Prospectus”).

Key Features:		Pooled Collateral Facts:
Co-Lead Managers & Joint	UBS Securities LLC	Initial Outstanding Pool Balance:	$1,216,054,149
Bookrunners:	Barclays Capital Inc.	Number of Mortgage Loans:	54
Co-Managers:	KeyBanc Capital Markets Inc.	Number of Mortgaged Properties:	83
	Drexel Hamilton, LLC	Average Mortgage Loan Cut-off Date Balance:	$22,519,521
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Average Mortgaged Property Cut-off Date Balance:	$14,651,255
Mortgage Loan Sellers:	UBS Real Estate Securities Inc. (“UBSRES”) (39.7%),	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.53x
	Barclays Bank PLC (37.5%), Archetype Mortgage	Range of Mortgage Loan U/W NCF DSCRs:	1.10x-2.35x
	Funding II LLC (“AMF II”) (17.4%) and KeyBank	Weighted Avg Mortgage Loan Cut-off Date LTV:	66.2%
	National Association (5.4%)	Range of Mortgage Loan Cut-off Date LTVs:	43.2%-75.0%
Master Servicer:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan Maturity Date LTV:	56.1%
Operating Advisor:	Pentalpha Surveillance LLC	Range of Mortgage Loan Maturity Date LTVs:	35.9%-68.9%
Special Servicer:	CWCapital Asset Management LLC	Weighted Avg U/W NOI Debt Yield:	10.6%
Trustee:	U.S. Bank National Association	Range of U/W NOI Debt Yields:	4.1%-17.8%
Rating Agencies:	Fitch, Inc., Kroll Bond Rating Agency, Inc. and	Weighted Avg Mortgage Loan
	Moody’s Investors Service, Inc.	Original Term to Maturity (months):	110
Determination Date:	The 6th day of each month, or if such 6th day is not a	Weighted Avg Mortgage Loan
	business day, the following business day,	Remaining Term to Maturity (months):	109
	commencing in August, 2012.	Weighted Avg Mortgage Loan Seasoning (months):	1
Distribution Date:	The 4th business day following the determination date	% Mortgage Loans with Amortization for Full Term:	70.4%
	in each month, commencing in August, 2012.	% Mortgage Loans with Partial Interest Only:	19.4%
Cut-off Date:	With respect to each mortgage loan, the related due	% Mortgage Loans with Full Interest Only:	10.2%
	date of such mortgage loan in July 2012 (or July 1,	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	81.0%
	2012 if such mortgage loan does not have a due date	% Mortgage Loans with Upfront or
	in July 2012).	Ongoing Replacement Reserves(1):	81.3%
Settlement Date:	On or about July 17, 2012	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	60.7%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(2):	84.2%
	with accrued interest.	% Mortgage Loans with Upfront Engineering Reserves:	55.7%
ERISA Eligible:	All of the Offered Classes are expected to be ERISA	% Mortgage Loans with Upfront or Ongoing Other Reserves:	38.0%
	eligible.
SMMEA Eligible:	None of the Offered Classes will be SMMEA eligible.	(1) Includes FF&E Reserves.
Day Count:	30/360	(2)	Represents the percent of the Initial Outstanding Pool Balance allocable only to office, retail, industrial and mixed use properties.
Tax Treatment:	REMIC
Rated Final Distribution Date:	May, 2063
Minimum Denominations:	$10,000 and in each case in multiples of $1
	thereafter.
Clean-up Call:	1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance(2)	Subordination Levels	Weighted Avg. Life (years)(4)	Principal Window (months)(4)	Certificate Balance to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-1(1)	AAA(sf)/AAA(sf)/Aaa(sf)	$80,451,000	30.000%(3)	2.64	1-58	46.3%	15.1%
Class A-2(1)	AAA(sf)/AAA(sf)/Aaa(sf)	$174,804,000	30.000%(3)	4.94	58-60	46.3%	15.1%
Class A-3(1)	AAA(sf)/AAA(sf)/Aaa(sf)	$116,311,000	30.000%(3)	7.33	60-117	46.3%	15.1%
Class A-4(1)	AAA(sf)/AAA(sf)/Aaa(sf)	$479,671,000	30.000%(3)	9.86	117-119	46.3%	15.1%

NON-OFFERED CERTIFICATES

Class	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate or Notional Balance(2)		Subordination Levels	Weighted Avg. Life (years)(4)	Principal Window (months)(4)	Certificate Balance to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-S-EC(1)(10)	AAA(sf)/AAA(sf)/Aaa(sf)	$97,285,000		22.000%	9.90	119-120	51.6%	13.6%
Class X-A(8)	AAA(sf)/AAA(sf)/Aaa(sf)	$948,522,000	(7)	NAP	NAP	NAP	NAP	NAP
Class X-B(9)	NR/AAA(sf)/Ba3(sf)	$267,532,149	(7)	NAP	NAP	NAP	NAP	NAP
Class B-EC(1)(10)	AA(sf)/AA(sf)/Aa2(sf)	$62,323,000		16.875%	9.98	120-120	55.0%	12.8%
Class EC(1)(10)	A(sf)/A(sf)/A1(sf)	$203,689,000		13.250%	9.94	119-120	57.4%	12.2%
Class C-EC(1)(10)	A(sf)/A(sf)/A2(sf)	$44,081,000		13.250%	9.98	120-120	57.4%	12.2%
Class D(1)	BBB+(sf)/BBB+(sf)/Baa1(sf)	$24,322,000		11.250%	9.98	120-120	58.8%	11.9%
Class E(1)	BBB-(sf)/BBB-(sf)/Baa3(sf)	$47,122,000		7.375%	9.98	120-120	61.3%	11.4%
Class F(1)	BB(sf)/BB(sf)/Ba2(sf)	$22,801,000		5.500%	9.98	120-120	62.6%	11.2%
Class G(1)	B(sf)/B(sf)/B2(sf)	$24,321,000		3.500%	9.98	120-120	63.9%	11.0%
Class H(1)	NR/NR/NR	$42,562,149		0.000%	9.98	120 -120	66.2%	10.6%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S-EC, Class B-EC, Class EC, Class C-EC, Class D, Class E, Class F, Class G and Class H Certificates will each equal one of the following per annum rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, or (iv) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time less a specified rate.  The net mortgage pass-through rate of any Mortgage Loan is generally equal to the net mortgage interest rate of that Mortgage Loan as of the securitization Settlement Date (adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months).

(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Represents the approximate subordination level for the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates in the aggregate.
(4)
Based on the assumption that there are no prepayments of, or defaults on, the Mortgage Loans and the assumption that there are no extensions of the maturity dates of the Mortgage Loans, and otherwise based on the modeling assumptions, as described in the Free Writing Prospectus.

(5)
“Certificate Balance to Value Ratio” for any class with a certificate balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV Ratio of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of the subject class of Certificates and all other classes, if any, that are senior to or pari passu with such class, and the denominator of which is the total initial certificate balance of all Certificates. The Certificate Balance to Value Ratios of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a certificate balance is calculated as the product of (a) the weighted average UW NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of all Certificates, and the denominator of which is the total initial certificate balance of the subject class of Certificates and all other classes, if any, that are senior to or pari passu with such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(7)
The Class X-A and Class X-B Certificates (the “Class X Certificates”) will not have certificate balances. The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S-EC Certificates. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total certificate balances of the Class B-EC, Class C-EC,  Class D, Class E, Class F, Class G and Class H Certificates.

(8)
The pass through rate applicable to the Class X-A Certificates for each Distribution will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S-EC Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

(9)
The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class B-EC,  Class C-EC, Class D, Class E, Class F, Class G and Class H Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

(10)
The Class A-S-EC, Class B-EC and Class C-EC Certifications may be exchanged for the Class EC Certificates, and the Class EC Certificates may be exchanged for the Class A-S-EC, Class B-EC and Class C-EC Certificates.  The Class EC Certificates will not have a Pass-Through Rate, but will be entitled to receive the sum of the interest distributable on the Class A-S-EC, Class B-EC and Class C-EC Certificates that are exchanged for such Class EC Certificates.  The initial certificate balance of the Class EC Certificates is equal to the aggregate of the initial Certificate Balances of the Class A-S-EC, Class B-EC and Class C-EC Certificates and represents the maximum certificate balance of the Class EC Certificates that may be issued in an exchange.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

SUMMARY OF THE CERTIFICATES

Short-Term Certificate Principal Paydown Summary(1)
Class A-2 ($174,804,000)
Loan No.	Mortgage Loan Seller	Mortgage Loan	Cut-off Date Balance	% of Pool	Maturity(1) Balance	% of Certificate Class	Rem. Term to Maturity (Mos.)	U/W NCF DSCR	U/W NOI Debt Yield	Cut-off Date LTV Ratio	Maturity LTV Ratio
1	UBSRES / Barclays Bank PLC	110 William Street	$141,500,000	11.6%	$134,982,989	77.2%	60	1.35x	9.6%	64.3%	61.4%

13	Barclays Bank PLC	Behringer Harvard Portfolio	$28,023,228	2.3%	$25,959,429	14.9%	58	1.50x	12.3%	74.3%	68.9%

25	UBSRES	Hampton Inn Linden	$12,067,019	1.0%	$10,940,721	6.3%	58	1.43x	12.5%	63.5%	57.6%
Total/Weighted Average			$181,590,247	14.9%	$171,883,139	98.3%	60	1.38x	10.2%	65.8%	62.3%
(1)
This table identifies loans with balloon payments due during the principal paydown window for the Class A-2 Certificates assuming 0% CPR and no defaults or losses with respect to the Mortgage Loans.  See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

TRANSACTION HIGHLIGHTS

■	$1,216,054,149 (Approximate) New-Issue Multi-Borrower CMBS:
–
Overview: The mortgage pool consists of 54 fixed-rate commercial, manufactured housing community and multifamily Mortgage Loans that have an aggregate Cut-off Date balance of $1,216,054,149 (the “Initial Outstanding Pool Balance”), have an average Cut-off Date Balance of $22,519,521 per Mortgage Loan and are secured by 83 Mortgaged Properties located throughout 21 states.

–	LTV: 66.2% weighted average Cut-off Date LTV and 56.1% weighted average Maturity Date/ARD LTV.
–	DSCR: 1.67x weighted average Debt Service Coverage Ratio, based on Underwritten Net Operating Income. 1.53x weighted average Debt Service Coverage Ratio, based on Underwritten Net Cash Flow.
–	Debt Yield: 10.6% weighted average debt yield, based on Underwritten Net Operating Income. 9.7% weighted average debt yield, based on Underwritten Net Cash Flow.
–	Credit Support: 30.000% credit support to Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, which are expected to be rated AAA(sf)/AAA(sf)/Aaa(sf) by Fitch/KBRA/Moody’s.
■	Loan Structural Features:
–	Amortization: 89.8% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization:
■	70.4% of the Mortgage Loans by Initial Outstanding Pool Balance have amortization for the entire term with a balloon payment due at Maturity.
■	19.4% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization following a partial interest-only period with a balloon payment due at Maturity.
–	Hard Lockboxes: 82.4% of the Mortgage Loans by Initial Outstanding Pool Balance have hard lockboxes in place.
■
Cash Traps: 45.3% of the Mortgage Loans by Initial Outstanding Pool Balance have cash traps in place.  54.4% of the Mortgage Loans by Initial Outstanding Pool Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than a 1.00x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
■	Real Estate Taxes: 48 Mortgage Loans representing 81.0% of the Initial Outstanding Pool Balance.
■	Insurance Reserves: 43 Mortgage Loans representing 60.7% of the Initial Outstanding Pool Balance.
■	Replacement Reserves (Including FF&E Reserves): 49 Mortgage Loans representing 81.3% of Initial Outstanding Pool Balance.
■	Tenant Improvement / Leasing Commissions: 31 Mortgage Loans representing 84.2% of the Initial Outstanding Pool Balance allocable only to office, retail, industrial and mixed use properties only.
–	Defeasance: 84.3% of the Mortgage Loans by Initial Outstanding Pool Balance permit defeasance after a lockout period and prior to an open period.
–
Yield Maintenance: 15.7% of the Mortgage Loans by Initial Outstanding Pool Balance permit prepayment only with a Yield Maintenance Charge, following the respective lockout period and prior to an open period.

■	Multiple-Asset Types > 5.0% of the Total Pool:
–	Retail: 46.1% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are retail properties (of which 89.3% are regional mall properties and anchored retail properties).
–	Office: 31.0% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are office properties.
–	Manufactured Housing Community: 9.5% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are Manufactured Housing Community properties.
■
Geographic Diversity: The 83 Mortgaged Properties are located throughout 21 states, with two states representing greater than 10.0% of the allocated Initial Outstanding Pool Balance: New York (22.0%) and Michigan (10.7%).

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S-EC, Class B-EC, Class C-EC, Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the certificate balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total certificate balance of the Class A-S-EC through Class H Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, on a pro rata basis, based on the certificate balance of each such Class, until the certificate balance of each such Class is reduced to zero.

The Class X-A and Class X-B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-A Certificates (the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S-EC Certificates); and (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-B Certificates (the Class B-EC, Class C-EC, Class D, Class E, Class F, Class G and Class H Certificates).

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-3, Class A-4, Class X-A and Class X-B Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-S-EC, Class B-EC, Class C-EC, Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.  Interest accrued with respect to the Class A-S-EC, Class B-EC, Class C-EC, Class D, Class E, Class F, Class G and Class H Certificates will, in the case of each such Class, be payable only after any principal distributions payable to any more senior Class have been made.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S-EC, Class B-EC, Class C-EC, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will each equal one of the following per annum rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, or (iv) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time less a specified rate.

The pass-through rate applicable to the Class X-A Certificates for each Distribution Date will generally be a per annum rate equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S-EC Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class B-EC, Class C-EC, Class D, Class E, Class F, Class G and Class H Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

STRUCTURE OVERVIEW

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated to the interest-bearing Classes of Certificates pro rata generally based on interest entitlements, in reduction of the interest otherwise payable with respect to each of those Classes.

Loss Allocation:
Losses will be allocated to the  Class H, Class G, Class F, Class E, Class D, Class C-EC, Class B-EC and Class A-S-EC Certficates, in that order, and then to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on a pro rata basis. The notional amount of either Class of the Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates whose certificate balances are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of each prepayment premium (either fixed prepayment premium or yield maintenance amount) collected will be allocated to each Class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S-EC, Class B-EC, Class C-EC, Class D and Class E Certificates (the “YM P&I Classes”) then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the principal distribution amount that such Class receives on that Distribution Date,  and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of such Class of Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant discount rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate – Discount Rate)
(Mortgage Rate – Discount Rate)

The remaining percentage of each prepayment premium will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”), through a representative, will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative the “Directing Holder”), will be entitled to direct the Special Servicer  to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer or the Special Servicer  proposes to take with respect to the Mortgage Loans.

Control Eligible Certificates:	Class F, Class G and Class H Certificates.
Controlling Class:
The “Controlling Class” will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate certificate balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial certificate balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

STRUCTURE OVERVIEW

Remedies Available to Holders of Controlling Class Prior to Effectiveness of Control Termination Event:
The Controlling Class representative will have the right, at its sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan that would otherwise result in such Class no longer being the Controlling Class based on the occurrence of a Control Termination Event. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. The Appraisal Reduction Amount, whether based on the first or the second appraisal, will only become effective following the second appraisal, except that the Appraisal Reduction Amount based on the first appraisal will become effective if no demand for a second appraisal is received within a specified number of business days, or if a second appraisal is not received within 90 days after requested by the Controlling Class representative.

Directing Holder:	BIGAREP, LLC will be the initial Directing Holder and will also own 100% of the Class F, Class G and Class H Certificates as of the Settlement Date.
Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Appraisal Reduction Amounts allocated thereto) equal to or greater than 25% of the certificate balance as of the Settlement Date.

Upon the occurrence and during the continuance of a Control Termination Event, the Controlling Class will no longer have any control rights. The Directing Holder will relinquish its right to direct certain actions of the Special Servicer  and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer  proposes to take with respect to a Mortgage Loan.

Upon the occurrence and during the continuation of a Control Termination Event, the Directing Holder will retain non-binding consultation rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to the Mortgage Loans. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that satisfies the requirement of a Controlling Class.

Upon the occurrence of a Consultation Termination Event, there will be no Class of Certificates that will act as the Controlling Class and the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder. Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer with respect to the related Mortgage Loans and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer:
For so long as a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the aggregate certificate balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

STRUCTURE OVERVIEW

(ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmation from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the rating on any Class of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days from the time of the Certificate Administrator’s notice) of (i) Holders of at least 75% of the aggregate certificate balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) Holders of the Classes of Certificates entitled to principal evidencing more than 50% of the aggregate Voting Rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

“Non-Reduced Certificates” means any Class of Certificates entitled to principal then outstanding for which (a)(1) the initial certificate balance of such Class minus (2) the sum (without duplication) of (x) any payments of principal (whether as principal prepayments or otherwise) distributed to the Holders of such Class, (y) any unreimbursed Appraisal Reduction Amounts allocated to such Class and (z) any Realized Losses previously allocated to such Class, is equal to or greater than (b) 25% of the remainder of (1) the initial certificate balance of such Class less (2) any payments of principal (whether as principal prepayments or otherwise) previously distributed to the Holders of such Class.
For so long as a Consultation Termination Event has occurred and is continuing, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to so replace the Special Servicer must be confirmed by a majority (by balance) of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of the Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time of recommendation and is subject to the receipt of written confirmation from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the rating on any Class of the Certificates.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer with respect to any Specially Serviced Loan, will be an amount equal to the lesser of: (1) 1% of each collection of (a) interest and principal following a workout or (b) a full or discounted payoff or liquidation proceeds and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing).  In addition, if a Mortgage Loan becomes a Specially Serviced Loan solely due to a maturity date default and a collection of interest and principal or liquidation proceeds is received within 90 days following the maturity date as a result of the Mortgage Loan being refinanced, then the Special Servicer will not be entitled to collect a workout fee or liquidation fee, but may collect fees from the related borrower in connection with the workout or liquidation.

The total amount of workout and liquidation fees actually payable by the issuing entity will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

STRUCTURE OVERVIEW

Special Servicer Compensation:
The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement.

The Special Servicer will also be required to disclose in the Certificateholders’ monthly distribution date statement any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than any special servicing compensation to which the Special Servicer is entitled pursuant to the Pooling and Servicing Agreement in the form of late payment charges, net default interest, assumption fees, loan service transaction fees, beneficiary statement charges, assumption application fees or any interest or other income earned on deposits in the REO accounts.

Operating Advisor:
Prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the issuing entity.

Upon the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will be entitled to consult with the Special Servicer with respect to all major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The Operating Advisor will be subject to termination if Holders of at least 15% of the Voting Rights vote to terminate and replace the Operating Advisor and such vote is approved by Holders of more than 50% of the Voting Rights that exercise their right to vote, provided that holders of at least 50% of the Voting Rights have exercised their right to vote.  The Holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal then due and payable on the Mortgage Loan (including by reason of acceleration of the unpaid principal amount of the Mortgage Loan following default). Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
$2,394,906	-	$9,999,999	23	$120,798,211	9.9%	5.3069%	119	1.53x	67.3%	53.9%
$10,000,000	-	$24,999,999	16	$217,220,064	17.9%	5.2153%	116	1.41x	71.2%	57.0%
$25,000,000	-	$49,999,999	8	$274,463,002	22.6%	4.9178%	109	1.46x	62.8%	52.1%
$50,000,000	-	$99,999,999	6	$462,072,873	38.0%	4.8819%	119	1.69x	66.2%	57.0%
$100,000,000	-	$141,500,000	1	$141,500,000	11.6%	4.7830%	60	1.35x	64.3%	61.4%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Geographic Distribution(1)
					% of Initial Outstanding Pool Balance	Weighted Averages
State/Location			Number of Mortgaged Properties	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
New York			4	$267,369,634	22.0%	4.7415%	88	1.30x	61.8%	56.6%
Michigan			20	$130,535,507	10.7%	5.0572%	120	1.52x	68.6%	54.4%
New Jersey			4	$104,258,080	8.6%	5.2036%	112	1.50x	71.5%	59.7%
Florida			13	$101,967,756	8.4%	5.3297%	119	1.37x	63.4%	49.1%
Connecticut			1	$95,000,000	7.8%	4.4600%	119	1.86x	62.1%	53.0%
Other			41	$516,923,172	42.5%	5.0660%	114	1.64x	68.1%	57.5%
Total/Weighted Average			83	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Property Type Distribution(1)
					% of Initial Outstanding Pool Balance	Weighted Averages
Property Type			Number of Mortgaged Properties	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Retail			38	$561,140,020	46.1%	4.9199%	118	1.69x	67.3%	56.9%
Regional Mall			5	$347,138,591	28.5%	4.7725%	119	1.85x	65.6%	56.7%
Anchored			17	$154,009,880	12.7%	5.1218%	114	1.40x	70.3%	57.6%
Unanchored			11	$32,000,691	2.6%	5.2663%	119	1.55x	68.2%	54.5%
Shadow Anchored			4	$22,004,385	1.8%	5.2980%	113	1.43x	70.7%	58.6%
Single Tenant			1	$5,986,473	0.5%	5.0300%	118	1.32x	74.1%	61.1%
Office			18	$376,784,802	31.0%	4.9570%	92	1.41x	67.4%	57.7%
CBD			5	$300,311,326	24.7%	4.9337%	91	1.40x	65.9%	58.3%
Suburban			12	$72,523,228	6.0%	5.0511%	96	1.43x	73.6%	54.9%
Medical Office			1	3,950,248	0.3%	5.0000%	119	1.62x	70.2%	57.8%
Manufactured Housing Community			6	$115,576,547	9.5%	5.2364%	119	1.41x	68.0%	56.1%
Multifamily			15	$59,670,894	4.9%	5.1850%	119	1.54x	67.1%	54.2%
Conventional			5	$44,988,714	3.7%	5.2601%	119	1.54x	67.3%	53.9%
Student Housing			10	$14,682,180	1.2%	4.9548%	119	1.55x	66.8%	54.9%
Hospitality			4	$58,505,035	4.8%	5.8004%	105	1.41x	54.4%	45.2%
Limited Service			3	$32,059,124	2.6%	6.0490%	95	1.54x	63.6%	52.6%
Full Service			1	$26,445,911	2.2%	5.4990%	118	1.26x	43.2%	36.2%
Net Lease			1	$38,633,447	3.2%	3.7200%	118	1.10x	48.3%	48.3%
Self-Storage			1	$5,743,405	0.5%	5.2500%	119	1.44x	72.7%	60.3%
Total/Weighted Average			83	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Distribution of Mortgage Rates
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
3.7200%	-	5.2499%	33	$995,884,023	81.9%	4.8710%	108	1.56x	66.3%	56.5%
5.2499%	-	5.9999%	18	$188,111,002	15.5%	5.3764%	118	1.39x	66.1%	54.9%
6.0000%	-	6.0785%	3	$32,059,124	2.6%	6.0490%	95	1.54x	63.6%	52.6%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%
(1)	Reflects allocated loan amount for properties securing multi-property mortgage loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios
						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
43.2%	-	59.9%	5	$79,249,097	6.5%	4.5598%	118	1.31x	47.2%	42.9%
60.0%	-	64.9%	11	$505,331,380	41.6%	4.8800%	99	1.64x	63.5%	57.1%
65.0%	-	69.9%	16	$311,056,180	25.6%	5.0962%	119	1.52x	68.3%	55.4%
70.0%	-	75.0%	22	$320,417,492	26.3%	5.1298%	114	1.43x	73.2%	58.5%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Distribution of LTV Ratios at Maturity
						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
35.9%	-	59.9%	40	$845,917,395	69.6%	5.0032%	117	1.51x	65.4%	53.2%
60.0%	-	64.9%	13	$342,113,526	28.1%	4.9098%	95	1.60x	67.6%	62.2%
65.0%	-	68.9%	1	$28,023,228	2.3%	5.1480%	58	1.50x	74.3%	68.9%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Distribution of Underwritten NCF Debt Service Coverage Ratios
						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
1.10x	-	1.24x	3	$68,712,823	5.7%	4.4367%	119	1.15x	59.2%	51.5%
1.25x	-	1.34x	12	$249,453,197	20.5%	5.2123%	119	1.30x	65.6%	52.8%
1.35x	-	1.44x	12	$250,596,695	20.6%	4.9815%	79	1.38x	66.6%	60.0%
1.45x	-	1.54x	12	$198,393,748	16.3%	5.1699%	111	1.50x	69.9%	57.2%
1.55x	-	1.64x	8	$201,513,605	16.6%	5.0252%	119	1.60x	69.1%	56.9%
1.65x	-	1.74x	3	$55,751,402	4.6%	5.1709%	119	1.72x	65.2%	48.3%
1.75x	-	1.99x	2	$99,295,022	8.2%	4.4920%	119	1.86x	61.8%	52.7%
2.00x	-	2.35x	2	$92,337,658	7.6%	4.6594%	120	2.34x	63.2%	62.2%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Distribution of Underwritten NOI Debt Yield
						Weighted Averages
Range of Underwritten NOI Debt Yield			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
4.1%	-	10.0%	17	$432,735,925	35.6%	4.9331%	100	1.31x	65.4%	57.5%
10.1%	-	11.0%	15	$252,732,048	20.8%	5.1796%	119	1.46x	66.3%	54.0%
11.1%	-	12.0%	13	$408,791,391	33.6%	4.8027%	117	1.78x	67.2%	56.8%
12.1%	-	14.0%	6	$98,705,726	8.1%	5.3069%	94	1.59x	66.7%	55.3%
14.1%	-	17.8%	3	$23,089,060	1.9%	5.4300%	118	1.91x	60.0%	44.7%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Original Terms to Maturity
						Weighted Averages
Range of Original Terms to Maturity (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
60	-	83	3	$181,590,247	14.9%	4.9202%	60	1.38x	65.8%	62.3%
84	-	108	1	$26,000,000	2.1%	5.1000%	84	1.41x	63.3%	56.2%
109	-	120	50	$1,008,463,903	82.9%	4.9880%	119	1.56x	66.4%	55.0%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Distribution of Remaining Terms to Maturity
						Weighted Averages
Range of Remaining Terms to Maturity (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
58	-	71	3	$181,590,247	14.9%	4.9202%	60	1.38x	65.8%	62.3%
72	-	120	51	$1,034,463,903	85.1%	4.9908%	118	1.56x	66.3%	55.0%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Amortization Type
						Weighted Averages
Amortization Type			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Amortizing Balloon			50	$855,920,702	70.4%	5.1623%	115	1.47x	68.0%	55.1%
Interest Only, then Amortizing			2	$236,500,000	19.4%	4.6533%	84	1.56x	63.4%	58.0%
Interest Only			2	$123,633,447	10.2%	4.3456%	119	1.96x	59.4%	59.4%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Distribution of Original Amortization Term
						Weighted Averages
Range of Original Amortization Term (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Interest Only			2	$123,633,447	10.2%	4.3456%	119	1.96x	59.4%	59.4%
121	-	240	4	$55,800,000	4.6%	5.0204%	120	1.35x	73.5%	46.4%
241	-	300	10	$109,674,646	9.0%	5.3559%	112	1.65x	64.5%	49.4%
301	-	360	38	$926,946,056	76.2%	5.0181%	107	1.47x	66.9%	57.1%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Distribution of Remaining Amortization Term
						Weighted Averages
Range of Remaining Amortization Term (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Interest Only			2	$123,633,447	10.2%	4.3456%	119	1.96x	59.4%	59.4%
181	-	240	4	$55,800,000	4.6%	5.0204%	120	1.35x	73.5%	46.4%
241	-	300	10	$109,674,646	9.0%	5.3559%	112	1.65x	64.5%	49.4%
301	-	360	38	$926,946,056	76.2%	5.0181%	107	1.47x	66.9%	57.1%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

Loan Purpose
						Weighted Averages
Loan Purpose			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Refinance			47	$1,101,800,102	90.6%	4.9976%	108	1.47x	66.3%	55.5%
Acquisition			7	$114,254,047	9.4%	4.8134%	120	2.12x	65.5%	62.4%
Total/Weighted Average			54	$1,216,054,149	100.0%	4.9803%	109	1.53x	66.2%	56.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans and Mortgage Loan Groups
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance/SF/ Unit/Room	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield	U/W NCF Debt Yield
110 William Street	UBSRES / Barclays Bank PLC	New York, NY	Office	$141,500,000	11.6%	$162	64.3%	1.35x	9.6%	8.5%

Crystal Mall	UBSRES	Waterford, CT	Retail	$95,000,000	7.8%	$183	62.1%	1.86x	12.0%	11.3%

Louis Joliet Mall	Barclays Bank PLC	Joliet, IL	Retail	$85,000,000	7.0%	$237	64.5%	2.35x	11.8%	11.0%

Southland Center Mall	Barclays Bank PLC	Taylor, MI	Retail	$78,750,000	6.5%	$129	68.8%	1.49x	10.7%	9.7%

Two MetroTech	Barclays Bank PLC	Brooklyn, NY	Office	$75,911,187	6.2%	$148	62.0%	1.30x	9.6%	8.5%

Trenton Office Portfolio	UBSRES	Trenton, NJ	Office	$73,411,686	6.0%	$155	72.6%	1.58x	11.2%	10.2%

Huntington Shorecliffs	AMF II	Huntington Beach, CA	MHC	$54,000,000	4.4%	$177,632	69.1%	1.31x	8.7%	8.6%

Pierre Bossier Mall	Barclays Bank PLC	Bossier City, LA	Retail	$48,388,591	4.0%	$182	69.7%	1.64x	11.1%	10.5%

WSSA GSA Portfolio Rollup	AMF II	Various, Various	Office	$44,500,000	3.7%	$275	73.2%	1.38x	11.4%	10.9%

Palm Creek Manufactured Housing Park	AMF II	Casa Grande, AZ	MHC	$41,951,824	3.4%	$22,518	64.5%	1.57x	10.5%	10.4%
Total/Weighted Average				$738,413,288	60.7%		66.4%	1.59x	10.6%	9.8%

Existing Mezzanine Debt Summary
	Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Mortgage Loan				Total Debt
Mortgage Loans				U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	U/W NCF Debt Yield	UW/NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	U/W NCF Debt Yield
110 William Street	$141,500,000	$20,000,000	$161,500,000	1.35x	64.3%	9.6%	8.5%	1.11x	73.4%	8.4%	7.4%
Palm Creek Manufactured Housing Park	$41,951,824	$3,000,000	$44,951,824	1.57x	64.5%	10.5%	10.4%	1.47x	69.2%	9.8%	9.7%
TNP Portfolio II	$26,000,000	$2,000,000	$28,000,000	1.41x	63.3%	11.1%	9.2%	1.26x	68.2%	10.3%	8.5%
Crossroads Marketplace	$8,980,912	$800,325	$9,781,237	1.53x	70.2%	11.4%	10.3%	1.34x	76.4%	10.5%	9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-B 2012-C2

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization (if Applicable)(2)
110 William Street	UBSRES / Barclays Bank PLC	New York, NY	Office	$141,500,000	11.6%	LBFRC 2005-LLFA; LBCMT 2007-C3
Crystal Mall	UBSRES	Waterford, CT	Retail	$95,000,000	7.8%	CSFB 2002-CKS4
Louis Joliet Mall	Barclays Bank PLC	Joliet, IL	Retail	$85,000,000	7.0%	LBUBS 2004-C1
Southland Center Mall	Barclays Bank PLC	Taylor, MI	Retail	$78,750,000	6.5%	CSFB 2005-C3
Pierre Bossier Mall	Barclays Bank PLC	Bossier City, LA	Retail	$48,388,591	4.0%	LBUBS 2003-C5
Westgate Mall	KeyBank National Association	Spartanburg, SC	Retail	$40,000,000	3.3%	SBMS 2002-Key2
909 Third Avenue Net Lease	UBSRES	New York, NY	Net Lease	$38,633,447	3.2%	MSC 2004-HQ4
National Hotel Miami Beach	UBSRES	Miami Beach, FL	Hospitality	$26,445,911	2.2%	JPMCC 2007-LDPX
Mall Park Center	Barclays Bank PLC	Elizabethtown, KY	Retail	$17,428,642	1.4%	WBCMT 2003-C3
Home Depot Gardena	AMF II	Gardena, CA	Retail	$14,981,742	1.2%	MLMT 2005-MCP1
Fairway Centre Retail	UBSRES	Pasadena, TX	Retail	$12,958,050	1.1%	LBUBS 2003-C1
Shaw’s Plaza Brockton	AMF II	Brockton, MA	Retail	$11,300,000	0.9%	CSFB 2002-CKS4
Coopers Mill Apartments	UBSRES	Webster, TX	Multifamily	$11,186,831	0.9%	BACM 2003-1; CWCI 2007-C3
Florida Multifamily Portfolio	Barclays Bank PLC	Various, FL	Multifamily	$7,684,849	0.6%	PNCMA 1999-CM1, SOVC 2007-C1
Silver Crossing Shopping Center	UBSRES	Ocoee, FL	Retail	$6,927,318	0.6%	GECMC 2002-2A
Hammondell & Bonnett Lake MHC	UBSRES	Various, FL	MHC	$3,594,252	0.3%	CSMC 2006-C1
38th Street Plaza	UBSRES	Phoenix, AZ	Retail	$3,094,074	0.3%	CSFB 2002-CP5
Bryan Station Shopping Center	UBSRES	Lexington, KY	Retail	$2,537,059	0.2%	GSMS 1998-C1
Town & Country Shopping Center	UBSRES	Hamilton, OH	Retail	$2,394,906	0.2%	MLMT 2002-MW1
Total				$647,805,673	53.3%
(1)
The previously securitized mortgage loans referred to in the table above were loans secured by substantially the same properties that secure the mortgage loans included in this transaction.  The performance of any of the mortgage loans listed above in a prior securitization may not be indicative of the performance of any of the mortgage loans included in this transaction.  In addition, in certain cases, the borrower entity and/or the loan sponsor may have changed.  Payment history of a prior mortgage loan may or may not be useful in predicting the performance of any mortgage loan in this transaction.

(2)	A prior loan (or portion thereof) secured by substantially the same mortgaged property or properties was included in the indicated securitization transaction(s).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

Mortgage Loan Information			Property Information
Loan Seller(1):	UBSRES / Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office – CBD
Sponsor:	Longwing Incorporated and Kent M.		Collateral:	Fee Simple
	Swig		Location:	New York, NY
Borrower:	110 William, LLC		Year Built / Renovated:	1918 & 1959 / 2007-2009
Original Balance:	$141,500,000		Total Sq. Ft.(7):	874,726
Cut-off Date Balance:	$141,500,000		Property Management:	Swig Equities, LLC
% by Initial UPB:	11.6%		Underwritten NOI:	$13,595,771
Interest Rate:	4.780%		Underwritten NCF:	$12,021,992
Payment Date:	6th of each month		Appraised Value:	$220,000,000
First Payment Date:	August 6, 2012		Appraisal Date:	June 1, 2012
Maturity Date:	July 6, 2017
Amortization:	Interest only for 24 months; 360 months thereafter		Historical NOI
			Most Recent NOI:	$13,601,159 (T-12 April 30, 2012)
Additional Debt(2):	$20,000,000 mezzanine loan		2nd Most Recent NOI:	$13,036,224 (December 31, 2011)
Call Protection:	L(24), D(31), O(5)		3rd Most Recent NOI:	$9,381,936 (December 31, 2010)
Lockbox / Cash Management(3):	Hard / In Place
			Historical Occupancy(8)
Reserves(4)			Most Recent Occupancy:	93.3% (April 30, 2012)
	Initial	Monthly	2nd Most Recent Occupancy:	94.7% (December 31, 2011)
Taxes:	$352,762	$352,762	3rd Most Recent Occupancy:	93.3% (December 31, 2010)
Insurance:	$72,781	$27,993	4th Most Recent Occupancy:	85.1% (December 31, 2009)
Replacement:	$0	$36,920	5th Most Recent Occupancy:	96.0% (December 31, 2008)
TI/LC:	$4,636,600	$94,183	6th Most Recent Occupancy:	99.5% (December 31, 2007)
Immediate Repairs:	$763,400	$0
Free Rent:	$601,639	$0	Historical Annual Rent Per Sq. Ft.(8)
			Most Recent Rent Per Sq. Ft.:	$27.45 (T-12 April 30, 2012)
Financial Information			2nd Most Recent Rent Per Sq. Ft.:	$26.95 (December 31, 2011)
	Mortgage Loan	Total Debt(5)	3rd Most Recent Rent Per Sq. Ft.:	$23.50 (December 31, 2010)
Cut-off Date Balance / Sq. Ft.:	$162	$185	4th Most Recent Rent Per Sq. Ft.:	$23.72 (December 31, 2009)
Balloon Balance / Sq. Ft.:	$154	$177	5th Most Recent Rent Per Sq. Ft.:	$29.63 (December 31, 2008)
Cut-off Date LTV:	64.3%	73.4%	6th Most Recent Rent Per Sq. Ft.:	$28.57 (December 31, 2007)
Balloon LTV:	61.4%	70.4%	(1)	The 110 William Street Loan was co-originated by UBSRES (50%) and Barclays Bank PLC (50%).
Underwritten NOI DSCR(6):	1.53x	1.26x
Underwritten NCF DSCR(6):	1.35x	1.11x	(2)	See “Current Mezzanine or Subordinate Indebtedness” herein.
Underwritten NOI Debt Yield:	9.6%	8.4%	(3)	The loan documents provide for a cash sweep for the period commencing on the loan closing date through the July 2016 payment date, as described below under “Lockbox/Cash Management”.
Underwritten NCF Debt Yield:	8.5%	7.4%

			(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(5)	Total Debt includes the mezzanine loan described under “Current Mezzanine or Subordinate Indebtedness” herein.
			(6)
As of the cut-off date, and during the initial interest only period, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.98x and 1.75x, respectively. With respect to Total Debt, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.55x and 1.37x, respectively.

			(7)	The 110 William Street Property was re-measured to 904,471 sq. ft. in 2012.
			(8)	Historical Occupancy and Historical Annual Rent Per Sq. Ft. shown in the table above is based on historical rent roll and occupancy percentages provided by the Borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

Tenant Summary
Tenant	Ratings (S&P/Moody’s/Fitch)(1)	Net Rentable Area (Sq. Ft.)(2)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(3)	% of Total Annual U/W Base Rent(3)	Lease Expiration
NYC Economic Development Corporation(4)	AA/Aa2/AA	263,631	30.1%	$28.49	29.8%	8/31/2019
NYS-Superintendent of Insurance(5)	AA/Aa2/AA	116,540	13.3	$30.42	14.1	1/31/2026
NYC Dept of Juvenile Justice(6)(7)	AA/Aa2/AA	78,480	9.0	$28.54	8.9	10/16/2017, 2/28/2018
NYC Housing Development Corporation(8)	AA/Aa2/AA	61,375	7.0	$29.65	7.2	11/18/2022
Subtotal / Wtd. Avg.		520,026	59.5%	$29.07	60.0%

Other	Various	296,362	33.9%	$34.02	40.0%	Various
Vacant	NAP	58,338	6.7	NAP	NAP	NAP
Total / Wtd. Avg.		874,726	100.0%	$30.87	100.0%
(1)	Credit ratings reflect those of New York City or the State of New York, as applicable.
(2)	% of sq. ft. is based on 874,726 sq. ft. per the April 30, 2012 rent roll. The 110 William Street Property was re-measured to 904,471 sq. ft. in 2012.
(3)
U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent include contractual rent steps through June 30, 2013, but do not include straight-line rent for certain investment grade tenants, which amount is included in the underwritten net cash flow, and are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

(4)
NYC Economic Development Corporation is entitled to a rent credit in the aggregate amount of $2,533,163 that will offset its rent in four monthly installments of $633,290 in September 2014, October 2014, September 2015 and February 2019. Additionally, the borrower is required to pay up to $3,430,927 to tenant for renovation costs incurred after September 1, 2014. The tenant has a one-time right to apply any unused portions to its rent up to $1,312,520.

(5)
NYS-Superintendent of Insurance may terminate its lease with 18 months notice on the following dates with the payment of specified fees: July 1, 2017 with payment of  $3,638,101, July 1, 2018 with payment of $3,183,327, and July 1, 2021 with payment of $1,818,998. The tenant has one 5-year renewal option.

(6)
NYC Dept of Juvenile Justice leases 47,584 sq. ft. on floors 13 and 14 under a lease that expires February 28, 2018.  The tenant may terminate this lease without cause, in whole or part, without any penalty or liability,  any time after November 1, 2012, upon 12 months prior written notice. Upon such termination, the tenant must pay a termination fee equal to the unamortized portion of (i) $2,379,200 (the landlord’s contribution to the tenant’s construction costs), (ii) $311,080 (the three month rent abatement at the beginning of the lease) and (iii) the broker’s commission, provided that no such termination fee is payable by the tenant if such termination occurs during the renewal option. The tenant has one, five-year renewal option under this lease.

(7)
NYC Dept of Juvenile Justice leases 30,896 sf. ft. for the 20th floor under a lease that expires October 16, 2017. The tenant may terminate its lease at any time after October 17, 2010 with 6 months notice and payment of a termination fee equal to any unamortized portion of rent abatements ($27,266). The tenant has one, five-year renewal option under its lease.

(8)	New York City Housing Development Corporation (“NYCHDC”) has one, 10-year renewal option.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	2	245	0.0%	245	0.0%	$84.52	0.1%	0.1%
2012	5	5,121	0.6	5,366	0.6%	$43.40	0.9	1.0%
2013	7	40,343	4.6	45,709	5.2%	$33.07	5.3	6.3%
2014	6	18,860	2.2	64,569	7.4%	$31.55	2.4	8.6%
2015	8	91,020	10.4	155,589	17.8%	$31.98	11.6	20.2%
2016	2	14,301	1.6	169,890	19.4%	$28.77	1.6	21.8%
2017	3	54,767	6.3	224,657	25.7%	$29.57	6.4	28.2%
2018	4	60,384	6.9	285,041	32.6%	$27.17	6.5	34.7%
2019	7	262,504	30.0	547,545	62.6%	$28.54	29.7	64.5%
2020	1	200	0.0	547,745	62.6%	$117.75	0.1	64.6%
2021	6	51,262	5.9	599,007	68.5%	$46.98	9.6	74.1%
Thereafter	17	217,381	24.9	816,388	93.3%	$30.00	25.9	100.0%
Vacant	NAP	58,338	6.7	874,726	100.0%	NAP	NAP
Total / Wtd. Avg.	68	874,726	100.0%			$30.87	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease.  Such early termination dates are not considered in this chart.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through June 30, 2013, but do not include straight-line rent for certain investment grade tenants, which amount is included in the underwritten net cash flow.

(3)	U/W Base Rent Per Sq. Ft. and % of Total Annual Base Rent are based on the underwritten occupied sq. ft. and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

The Loan. The 110 William Street loan (the “110 William Street Loan”) is a $141.5 million, fixed rate, first mortgage loan secured by the borrower’s fee simple interest in an 874,726 sq. ft. (904,471 sq. ft. re-measured) Class B, CBD office building located at 110 William Street in New York, New York (the “110 William Street Property”). The 110 William Street Loan has a five-year term and amortizes on a 30-year schedule after an initial interest-only period of 24 months.  A $20 million mezzanine loan provided by Pearlmark Mezzanine Realty Partners III, L.L.C. and TMRP III Co-Investment, L.L.C. (collectively, “Pearlmark”) is co-terminus with the 110 William Street Loan and is interest-only for the entire loan term at a fixed rate of 9.50%. The 110 William Street Loan accrues interest at a fixed rate equal to 4.783%.

The 110 William Street Loan proceeds were used to refinance existing debt of approximately $154.7 million, fund upfront reserves of approximately $6.4 million and pay closing costs of approximately $7.1 million.  At closing, the Borrower contributed approximately $7 million of equity into the transaction. Based on the appraised value of $220.0 million as of June 1, 2012, the cut-off date LTV is 64.3%. The most recent prior financing of the 110 William Street Property was included in the LBCMT 2007-C3 securitization.

The Borrower / Sponsor. The borrower, 110 William, LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote with at least two independent directors in its organizational structure. The direct or indirect owners of the Borrower are Longwing Incorporated (75%), an affiliate of Dubai Investment Group, Kent M. Swig, his family members, family trusts and affiliates (12.5%) and Frank Costa (12.5%).  The non-recourse carveout guarantor and the sole member of the managing member of an indirect owner of the Borrower is Kent M. Swig. Longwing Incorporated is a limited non-recourse carveout guarantor.

Dubai Investment Group (“DIG”) is a global real estate asset manager. DIG, and its affiliates, have executed in excess of $4 billion of real estate transactions since 2003. DIG is a subsidiary of Dubai Group, a diversified financial services company focusing on banking, investments, and insurance.  Based on the financial statement provided by Longwing Incorporated, dated 12/31/2011, Longwing Incorporated has total assets equal to $367.5 million, including cash and cash equivalents equal to $26.6 million.  The entity had total liabilities equal to $270.7 million, which results in an overall net worth equal to $96.8 million.

Kent M. Swig is an owner of several real estate operating companies as well as commercial and residential real estate properties throughout the United States.  Mr. Swig is President of Swig Equities, LLC, an investment and development firm focusing on the acquisition and development of real estate in New York City and California. Since 2001, Swig Equities, LLC has purchased and/or is in the process of developing in excess of $3 billion worth of properties, including holdings in Downtown Manhattan’s Financial District neighborhood comprised of the 110 William Street Property; 80 Broad Street, a 440,000 sq. ft. office building; 90 Broad Street, a 400,000 sq. ft. office building; 44 Wall Street, a 350,000 sq. ft. office building; 48 Wall Street, a 324,000 sq. ft. office building; 5 Hanover Square, a 335,000 sq. ft. office building; and 770 Lexington Avenue, a 175,000 sq. ft. office building located in Midtown Manhattan, among others.  Kent Swig’s unaudited financial statement shows a net worth of $169.6 million.  However, Mr. Swig reports judgments in favor of 23 creditors totaling approximately $161.3 million, reducing his effective net worth to $8.3 million.

The Property. The 110 William Street Property consists of a 32-story, 874,726 sq. ft. office tower. The original 15-story building was constructed in 1918 and expanded into a 32-story contemporary office tower in 1959. There are 22 high-speed, fully modernized passenger elevators, one freight elevator and one escalator. The building’s multiple-setback design provides efficient boutique floor plates of multiple sizes from 5,000 to 39,000 sq. ft. Building amenities include around-the-clock access, security surveillance system, high speed internet service, T-1 cable and cable television, concierge, and freight/messenger entrance.

The 110 William Street Property office floors are located on floors 2 through 32. The 110 William Street Property is situated on an approximate 30,000 sq. ft., irregularly-shaped lot located on William Street at the intersection of John Street. The main William Street entrance leads to the building lobby, which extends back to the John Street entrance corridor.

Over the past five years, the Borrower and its predecessor entities have invested approximately $17.5 million of cash equity towards capital improvements and tenant improvements at the 110 William Street Property. Major improvements have included $2.1 million of lobby renovations (2007-2009), security turnstiles ($474,000), bathrooms and corridors ($482,000), and HVAC upgrades ($393,000). The Borrower has also invested $11.9 million towards tenant improvements since 2007. Renovations also include all new entrance signage with a new electronic tenant directory.  The lobby was upgraded with accents including walls lined with polished marble and travertine floors inlaid with a decorative granite pattern that is repeated in the recessed lighting of the ceiling.  The focal point of the lobby is a new glass security desk accented with brushed stainless steel.

There are a total of eight spaces on the ground floor, four of which are presently leased to retail users. FedEx/Kinko’s and HSBC Bank have storefronts on William Street. ChickPea Bakery & Café fronts on John Street and Gateway Newsstand is off the main building lobby. The management office is located on the ground floor and accessed from the far end of the low rise elevator bank. NYEDC has a private, entrance off John Street, with escalators leading to its second floor space, which entrance is not presently used.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

The two basement levels contain building storage, equipment rooms, HSBC Bank’s vault area, the maintenance shop, locker rooms and the building service/delivery loading area. Additionally, the arcade level, located just below the ground floor, has one available retail space and a direct entrance to the Fulton Street MTA subway station leading to the building lobby. A service delivery area is located off of John Street that leads down a ramp to the basement area for freight delivery.

The 110 William Street Property is located at the intersection of William and John Streets and will have direct access to the Fulton Street Transit Center and the World Trade Center Calatrava Path Station (which are currently being built and expected to be completed in 2014) in the Financial District neighborhood. The 110 William Street Property’s location, five blocks north of the New York Stock Exchange, has enabled the building to maintain consistently high occupancy levels. The 110 William Street Property is leased to approximately 27 office and six retail tenants from a diverse industry base, including government, insurance, banking, securities, brokerage, and the legal and accounting sectors. The 110 William Street Property was reportedly re-measured in 2012 by Real Data Management to reflect current local market standards and criteria, based on a loss factor of 25% for single-tenant floors; this compares to the rent roll provided as of April 30, 2012, which reflects 874,726 sq. ft.

Major Tenants. The 110 William Street Property is currently leased to 30 office, four retail and two antenna tenants. Approximately 520,026 sq. ft. or 59.5% of the 110 William Street Property’s net rentable area is leased to four City of New York and New York State department agencies, namely the NYC Economic Development Corporation, NYS Superintendent of Insurance, NYC Dept of Juvenile Justice, and NYC Housing Development Corporation.

The New York City Economic Development Corporation (“NYCEDC”) (263,631 sq. ft., 30.1% of NRA, 29.8% of underwritten occupied base rent): The NYCEDC is a non-profit local development corporation that promotes economic growth across New York City’s five boroughs and headquartered at the 110 William Street Property. NYCEDC is the City’s official Economic Development Corporation, charged with using the City’s assets to drive growth, create jobs, and improve quality of life.  NYCEDC was formed in 1991 as the result of a merger of two not-for-profit corporations; the Public Development Corporation “PDC” and the Financial Services Corporation “FSC”, which had performed economic development services for the City. The NYCEDC also helps create affordable housing, new parks, shopping areas, community centers, cultural centers and much more. NYCEDC drives the physical transformation of New York City, completing major infrastructure upgrades and encouraging the creation of new residential and commercial districts. NYCEDC implements capital projects that facilitate the use of strategic and/or underutilized property for economic development purposes. It also conducts real estate planning and feasibility studies, working with other City agencies to develop area-wide development plans; guides development plans and projects through necessary public approvals; negotiates public-private partnerships; and performs financial analyses. NYCEDC is rated AA/Aa2/AA by Fitch/Moody’s/S&P.

NYCEDC occupies a total of 263,631 sq. ft. of space comprised of 262,504 sq. ft. of offices located on seven entire floors (floors 2-8) in addition to 1,127 sq. ft. of storage space in the basement. The original lease commenced on January 22, 1992, with the most recent extension on January 1, 2004 and expires August 31, 2019, except the storage space expires November 30, 2013. There are no remaining renewal options, co-tenancy clauses, or termination options. The current blended rent of $27.96 per sq. ft. increases to $28.83 per sq. ft. effective September 1, 2014. In addition, the tenant pays its proportionate share of operating expenses and real estate taxes over a base year. The tenant is entitled to a rent credit in the aggregate amount of $2,533,163 that will offset its rent in four monthly installments of $633,290 in September 2014, October 2014, September 2015 and February 2019. Additionally, the landlord is required to pay up to $3,430,927 to tenant for renovation costs incurred after September 1, 2014. The tenant has a one-time right to apply any unused portions to its rent up to $1,312,520.

The NYS Superintendent of Insurance (“NYSI”) (116,540 sq. ft., 13.3% of NRA, 14.1% of underwritten occupied base rent): The NYSI carries out the responsibilities of the Superintendent of Financial Services as receiver, and acts on his behalf in the discharging of his statutorily defined duties to protect the interests of the policyholders and creditors of insurance companies that have been declared impaired or insolvent. The NYSI has performed this function since 1909, when the New York State Legislature passed the law mandating that the superintendent assume the separate responsibility of receiver. In the case of each insurance company in receivership, the superintendent as receiver is appointed by the New York State Supreme Court. The Court approves all of the actions of the superintendent, and by extension those of the NYSI.  NYSI is rated AA/Aa2/AA by Fitch/Moody’s/S&P.

NYSI occupies a total of 116,540 sq. ft. of space located on three entire floors (floors 15-17) and an 8,790 sq. ft. portion of the 18th floor. The lease originally commenced on October 1, 2010 and expires January 31, 2026, with one 5-year renewal option. The current rent of $29.00 per sq. ft. increases by $5.00 per sq. ft. beginning each of the 5th and 10th years. In addition, the tenant pays its proportionate share of operating expenses and real estate taxes over a base year. The tenant may terminate their lease with 18 months notice at the following periods with the payments of specified fees; 7th anniversary with $3,638,101, 8th anniversary with $3,183,327, and at the 11th anniversary with $1,818,998.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

NYC Dept of Juvenile Justice (“NYCDJJ”) (78,480 sq. ft., 9.0% of NRA, 8.9% of underwritten occupied base rent): The NYCDJJ protects New York City’s children from abuse and neglect. Established in 1996, the NYCDJJ was created as the first agency devoted solely to serving children and their families. Along with community partners, NYCDJJ provides neighborhood-based services to help ensure children grow up in safe, permanent homes with strong families. On December 7, 2010 Mayor Michael Bloomberg signed legislation officially merging the Department of Juvenile Justice into the Administration for Children’s Services.  NYCDJJ is rated AA/Aa2/AA by Fitch/Moody’s/S&P.

NYCDJJ occupies a total of 78,480 sq. ft. under two leases; one for the 13th floor and a portion of the 14th floor containing 47,584 sq. ft. that commenced October 31, 2007 and expires February 28, 2018, and the other for the entire 20th floor that originally commenced on September 28, 2006 and expires October 16, 2017. Both leases have one 5-year renewal option. The tenant pays a total current average rent of $28.57 per sq. ft., with rent for the 13th/14th floor increasing on February 1, 2014 to an overall average rent of $28.65 per sq. ft. In addition, the tenant pays its proportionate share of operating expenses and real estate taxes over a base year. There is an active termination option for the 20th floor space whereas the tenant may terminate at any time after October 17, 2010 with six months notice and payment of any unamortized portion of rent abatements ($27,266) as well as unamortized broker commissions. Additionally, the tenant may terminate their space on the 13th and 14th floors any time after November 1, 2012 with 12 months’ notice and pay a termination fee equal to any unamortized portion of rent abatements ($311,080) as well as the unamortized portion of tenant improvements totaling $2,379,200.

The New York City Housing Development Corporation (“NYCHDC” or the “Corporation”) (61,375 sq. ft., 7.0% of NRA, 7.2% of underwritten occupied base rent): The NYCHDC is a corporate governmental agency constituting a public benefit corporation organized and existing under the laws of the State of New York. The Corporation is also a tax exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986. The Corporation was established in 1971 and is to continue in existence for at least as long as bonds, notes or other obligations of the Corporation are outstanding. NYCHDC issues tax-exempt and taxable debt and uses the proceeds along with other monies of the Corporation to make loans to finance new residential construction and the rehabilitation of existing multi-family housing. NYCHDC, which is financially self-supporting, also lends its own internally-generated funds for these purposes. NYCHDC insures residential mortgages in New York City and provides rental subsidy assistance to a small number of residential developments.  NYCHDC is rated AA/Aa2/AA by Fitch/Moody’s/S&P.

NYCHDC leases a total of 61,375 sq. ft. located on the majority of the 9th floor and the entire 10th floor under a lease that originally commenced on April 15, 1999 and expires on November 18, 2022, with one 10-year renewal option. The tenant currently pays an average base rent of $29.93 per sq. ft. and their proportionate share of operating expenses and real estate taxes over a base year. The tenant is entitled to a full abatement of its monthly base rent through October 2012 for their expansion space. There are no active termination options.

The Market. The 110 William Street Property is located in New York, New York within New York County and is part of the New York-Northern New Jersey-Long Island MSA. Specifically, New York City consists of five counties at the mouth of the Hudson River in the southeast portion of New York State. The borough of Manhattan, also referred to as New York County, forms the political, financial and cultural core of New York City.  New York City’s other boroughs are Brooklyn, Queens, Staten Island and the Bronx, which are otherwise known as Kings, Queens, Richmond and Bronx counties. New York City’s mass transit infrastructure closely connects the five boroughs as well as surrounding suburban areas, forming the Greater New York Region. This region includes 21 counties in the southeastern portion of New York State, the southwestern corner of Connecticut, and parts of central and northern New Jersey.

The 110 William Street Property is located within the Downtown or Lower Manhattan area of New York City, five blocks north of the New York Stock Exchange and four blocks southeast of City Hall. The area is the fourth largest central business district in the United States behind Midtown Manhattan, Chicago, and Washington D.C., with 85.3 million sq. ft. of Class A and B office space, 309,800 workers, and a diverse mix of industries. Once an environment filled exclusively with office workers, Lower Manhattan has transformed into a vibrant 24/7 “live-work-play” environment over the past decade. The number of residents living below Chambers Street, generally considered lower Manhattan, has doubled since 2001 from 23,000 to 57,000 and the number of tourist visits and new hotels has nearly tripled.

The major addition to the area over the next few years will be the redevelopment of the World Trade Center site, located approximately four blocks northwest of the 110 William Street Property. The project is comprised of six LEED Gold Certified office buildings in total (One, Two, Three, Four, Five and Seven World Trade Center), which, aside from One World Trade Center and Five World Trade Center, are all being developed by Silverstein Properties. A memorial to the victims and families of 9/11 and a performing arts center will also occupy the complex.  Construction on the World Trade Center site’s centerpiece, the 2.6 million sq. ft. One World Trade Center, began in June 2006 and is expected to be the tallest of the planned skyscrapers, and the tallest in America, once completed (expected in 2013). In addition, the upgrade and expansion of the retail portion of the World Financial Center being performed by Brookfield Properties includes plans for more than 40 high end fashion shops and a 25,000 sq. ft. gourmet marketplace. The entire

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

retail complex at the World Financial Center is expected to be more than 200,000 sq. ft., a net gain of 13% over the former retail configuration.

To accommodate this increased demand, the area’s transportation network is undergoing a significant redevelopment with construction underway on the $1.4 billion Fulton Street Transportation Center and the $3.8 billion World Trade Center Transportation Hub. Both locations could eventually service hundreds of thousands of daily commuters and millions of annual visitors to the area.

The New York office market contains 3,789 buildings totaling over 542 million sq. ft. of space according to a first quarter 2012 (“1Q2012”) market report.  As of 1Q2012, the overall vacancy rate was 7.3%. The year-to-date net absorption was 254,034 sq. ft.  The average quoted rental rate for the market as of 1Q2012 was $47.65 per sq. ft., which is a slight increase over the year-end 2011 asking rent of $47.63 per sq. ft.   Of the 11 buildings and 10,558,808 sq. ft. under construction within the New York office market, the Downtown market has five buildings and 8,309,633 sq. ft. under construction with 38.9% reportedly preleased. During 1Q2012, one building totaling 34,500 sq. ft. was completed in the New York City market area.

The 110 William Street Property is located within the Insurance submarket of the Downtown market. The Insurance submarket contains a total inventory of 13,897,097 sq. ft. as of 1Q2012. The overall vacancy rate was 6.7%, down from a peak of 12.1% in the third quarter of 2011. The average Class A asking rent is $37.40 per sq. ft., with Class B properties at $34.69 per sq. ft., down slightly from $34.95 per sq. ft. a year ago. Class B total available space accounted for more than 50% of all vacant space in the submarket, largely due to a large block of space at 123 William Street. Despite this large block, overall availabilities have declined 25% over the past year, mainly due to a significant increase in leasing and the lack of new deliveries of large blocks of space. Net absorption for the market was positive 238,689 sq. ft. over the last year.

Recent Leases at 110 William Street Property(1)
Tenant	Sq. Ft.	Annual UW Base Rent Per Sq. Ft.	Lease Term (Months)	Lease Start	Lease Expiration
Stack Exchange, Inc.	30,230	$34.00	132	7/15/2012	7/14/2023
NYC Housing Development Corporation	6,710	$29.35	130	1/18/2012	11/18/2022
EFG Asset Management	1,785	$34.16	54	1/27/2012	7/31/2016
Don Congdon Associates	4,460	$28.84	124	12/19/2011	4/30/2022
Derive Technologies, LLC	9,790	$23.57	84	10/18/2011	9/30/2018
Sharebook	6,070	$25.71	41	8/25/2011	12/31/2014
Swig Equities	1,575	$23.00	24	8/23/2011	8/22/2013
Change to Win	3,255	$25.69	24	5/31/2011	5/31/2013
SQN Capital Partners, LLC	3,010	$30.24	86	5/3/2011	6/30/2018
WB Engineering & Consultants	16,735	$34.99	124	4/11/2011	8/10/2021
T.Y. Lin International	10,350	$32.73	124	1/24/2011	5/31/2021
Total / Wtd. Avg.	99,326	$34.13	107
(1)	Source: In-place rent Roll dated April 1, 2012.

Statistics as of first quarter 2012 for Class B office space in the market and submarket are shown below.

Category	Downtown	Insurance
Existing Supply (Sq. Ft.)	85,252,521	13,897,097
Average Vacant	9.2%	6.7%
Average Rent Per Sq. Ft.	$40.18	$34.75
Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

The table below shows the vacancy and asking rents at the 110 William Street Property in comparison to direct competitors in the Insurance submarket at the Downtown market.

Summary of Comparable Office Properties
Building	Year Built	Size (Sq. Ft.)	% Leased	Asking Rent per Sq. Ft.	Class
110 William Street	1918/1959	874,726	93.7%	$32.00 - $34.00	B
100 William Street	1972	355,364	92.2%	$37.00	B
123 William Street	1957	503,325	65.9%	$37.50 - $45.00	B
100 Church Street	1958	970,627	82.1%	$36.00 - $40.00	B
22 Cortlandt Street	1972	601,487	95.7%	$37.00	B
75 Park Place	1987	520,000	100.0%	NAP	B
75 Broad Street	1928	650,000	95.8%	$29.00 - $36.00	B
40 Fulton Street	1989	224,531	91.0%	$36.00	B
160 Water Street	1970	484,000	100.0%	NAP	B
Total / Wtd. Avg.		4,309,334	89.6%	$29.00 - $45.00
Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 4/30/2012	U/W	U/W Per Sq. Ft.
Base Rent(1)	$20,640,788	$24,438,868	$24,594,544	$24,640,308	$28.17
Value of Vacant Space(2)	0	0	0	1,821,927	2.08
Rent Steps(3)	0	0	0	158,197	0.18
Straight-Line Rent(4)	0	0	0	400,178	0.46
Rent Abatements(5)	(84,414)	(863,354)	(582,682)	(324,250)	(0.37)
Gross Potential Rent	$20,556,374	$23,575,514	$24,011,862	$26,696,360	$30.52
Total Recoveries	2,635,958	2,551,507	2,836,116	2,181,815	2.49
Total Other Income	226,577	449,237	348,723	348,723	0.40
Less: Vacancy	(793,999)	(175,280)	(128,992)	(1,821,927)	(2.08)
Effective Gross Income	$22,624,910	$26,400,978	$27,067,709	$27,404,971	$31.33
Total Operating Expenses	13,242,974	13,364,754	13,466,550	13,809,200	15.79
Net Operating Income	$9,381,936	$13,036,224	$13,601,159	$13,595,771	$15.54
TI/LC	0	0	0	1,130,589	1.29
Capital Expenditures	0	0	0	443,191	0.51
Net Cash Flow	$9,381,936	$13,036,224	$13,601,159	$12,021,992	$13.74
(1)	U/W Base Rent is based on the rent roll dated April 30, 2012.
(2)	U/W Vacancy is based on actual economic vacancy as of the rent roll dated April 30, 2012, and is equal to 6.3% of gross potential revenue.
(3)	U/W Rent Steps includes contractual rent increases through June 30, 2013.
(4)	U/W Straight-Line Rent was calculated as the aggregate amount by which certain investment grade tenants, over the term of the 110 William Street Loan, exceeds their current base rent amount.
(5)	Rent abatements based on historical operating statements provided by the Borrower.

Property Management.     The 110 William Street Property is managed by Swig Equities, LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The 110 William Street Loan is structured with a hard lockbox and in place cash management.  All excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default by the Borrower, (ii) the occurrence of certain bankruptcy events relating to the Borrower, guarantor, sponsor or property manager, or (iii) the DSCR falls below 1.05x. During an event of default  under a mezzanine loan, provided  the 110 William Street Loan is not in a cash sweep period, excess cash is required to be transferred to the mezzanine lender under the mezzanine loan to be held and applied in accordance with the terms of the mezzanine loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

For the period commencing on the loan closing date through the monthly payment date occurring in July, 2016, excess cash shall be deposited into the TI/LC reserve account (i) until such time that the aggregate amount that has been deposited into the TI/LC reserve account is at least $18,500,000 (regardless of whether any amounts have been disbursed in connection with tenant leasing), or (ii) during a cash sweep event period (regardless of whether the $18,500,000 threshold has been met).

Initial Reserves. At loan closing, the Borrower deposited (i) $352,762 into the tax reserve account, (ii) $72,781 into the insurance reserve account, (iii) $4,636,600 into an upfront TI/LC reserve account, (iv) $763,400 into an immediate repair reserve, and (v) $601,639 into a free rent reserve.

Ongoing Reserves. On a monthly basis, the Borrower is currently required to deposit reserves of (i) $352,762 into a tax reserve account, (ii) $27,993, which represents 1/12 of the portion of the annual premium of the Borrower’s blanket insurance policy that is allocable to the 110 William Street Property, (iii) $36,920 into the capital expenditure/replacement reserve account, and (iv) $94,183 into a TI/LC reserve account.  Any and all termination fees received during the Loan term will be deposited into the TI/LC Reserve account, which will be funded with an initial $4,636,600.

Current Mezzanine or Subordinate Indebtedness. In conjunction with the 110 William Street Loan, Pearlmark provided a $20,000,000 mezzanine loan to an affiliate of the Borrower. The 110 William Street Loan and the mezzanine loan were funded separately.  The mezzanine loan requires payments of interest only at a rate of 9.5000%.  The mezzanine loan is co-terminus with the 110 William Street Loan.

Future Mezzanine or Subordinate Indebtedness Permitted. Not permitted.

Partial Release. Not permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110 William Street New York, NY 10038	Collateral Asset Summary 110 William Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$141,500,000 64.3% 1.35x 9.6%

110 William Street
110 William Street
New York, NY 10038
Manhattan
Brooklyn
Hudson River
East River
Tribeca
Soho
Nolita
Little Italy
Chinatown
Financial District
Battery Park City
Battery Park
FDR Drive
Brooklyn Bridge
78
9A
478
278
New York City
Queens
Hoboken
Jersey City

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor:	Mayflower Realty LLC		Collateral:	Fee Simple
Borrower:	Crystal Mall, LLC		Location:	Waterford, CT
Original Balance:	$95,000,000		Year Built / Renovated:	1983-1984 / 1997, 2011-2012
Cut-off Date Balance:	$95,000,000		Total Sq. Ft.(3):	518,480
% by Initial UPB:	7.8%		Property Management:	Simon Management Associates, LLC
Interest Rate:	4.4600%		Underwritten NOI:	$11,354,886
Payment Date:	6th of each month		Underwritten NCF:	$10,702,167
First Payment Date:	July 6, 2012		Appraised Value:	$153,000,000
Maturity Date:	June 6, 2022		Appraisal Date:	April 20, 2012
Amortization:	Interest only for 24 months; 360 months thereafter
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(88), O(7)		Most Recent NOI:	$11,348,214 (T-12 February 29, 2012)
Lockbox / Cash Management:	Hard / In Place		2nd Most Recent NOI:	$11,549,806 (December 31, 2011)
			3rd Most Recent NOI:	$12,374,325 (December 31, 2010)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$0	Springing	Most Recent Occupancy:	86.7% (May 7, 2012)
Insurance:	$0	Springing	2nd Most Recent Occupancy:	86.0% (December 31, 2011)
Replacement:	$0	Springing	3rd Most Recent Occupancy:	89.0% (December 31, 2010)
TI/LC:	$0	Springing	(1) (2) (3)	See “Initial Reserves” and “Ongoing Reserves” herein.
The mall has a total of 783,280 sq. ft. including Sears and Macy’s, which own their own land and buildings.  Cut-Off Date Balance / Sq. Ft. and Balloon Balance / Sq. Ft. are calculated based on the 518,480 sq. ft. of collateral only.
			As of the cut-off date, and during the initial interest only period, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.64x and 2.49x, respectively.
JC Penney Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.(2):		$183
Balloon Balance / Sq. Ft.(2):		$156
Cut-off Date LTV:		62.1%
Balloon LTV:		53.0%
Underwritten NOI DSCR(3):		1.98x
Underwritten NCF DSCR(3):		1.86x
Underwritten NOI Debt Yield:		12.0%
Underwritten NCF Debt Yield:		11.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

Anchor and Major Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Sq. Ft.(2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of Owned U/W Base Rent(3)(4)	Lease Expiration	T-12 3/31/2012 Total Sales (000s)(5)	Sales Per Sq. Ft.(5)	Occupancy Cost (% of Sales)(6)
Non-Collateral Anchor Tenants
Sears	CCC/B3/CCC+	149,240	19.1%	NAP	NAP	NAP	$28,000	$188	NAP
Macy’s	BBB/Baa3/ BBB	115,560	14.8%	NAP	NAP	NAP	$17,800	$154	NAP
Subtotal / Wtd. Avg.		264,800	33.8%				$45,800	$173

Anchor Tenants
JC Penney(7)	BB+/Ba1/NR	88,605	11.3%	$4.65	3.9%	11/30/2014	$11,238	$127	4.9%
Bed, Bath & Beyond / Christmas Tree Shops(8)	NR/NR/BBB+	66,000	8.4%	$13.00	8.2%	1/31/2024	$21,325	$323	4.7%
Subtotal / Wtd. Avg.		154,605	19.7%	$8.21	12.1%		$32,563	$211	4.8%

Major In-Line Tenants
Old Navy(9)	BB+/Baa3/NR	20,279	2.6%	$24.00	4.7%	1/31/2014	$3,842	$189	12.7%
H&M(10)	NR/NR/NR	15,340	2.0%	$17.00	2.5%	1/31/2014	$2,137	$139	17.3%
Shoe Dept. Encore(11)	NR/NR/NR	14,235	1.8%	$10.54	1.4%	10/31/2020	$1,872	$131	10.0%
The Gap/Gap Kids/Gap Body	Baa3/NR/BB+	11,012	1.4%	$50.89	5.4%	1/31/2013	$2,189	$199	27.9%
Forever 21	NR/NR/NR	10,276	1.3%	$16.32	1.6%	1/31/2019	$2,129	$207	21.6%
Subtotal / Wtd. Avg.		71,142	13.7%	$22.85	15.5%		$12,169	$171	17.4%

Other(12)	Various	223,959	28.6%	$33.78	72.3%	Various		$260	15.1%
Vacant	NAP	68,774	8.8%	NAP	NAP	NAP		NAP	NAP
Total / Wtd. Avg. (13)		783,280	100.0%	$23.26	100.0%			NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Sq. Ft. is based on total mall sq. ft. of 783,280, inclusive of non-owned anchor tenants.
(3)
U/W Annual Base Rent Per Sq. Ft. and % of Owned U/W Base Rent include contractual rent steps through April 30, 2013 as well as percentage in lieu rent that was calculated based on T-12 March 31, 2012 sales.

(4)	% of Owned U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(5)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on T-12 March 31, 2012 total sales figures except for Sears and Macy’s, which are based on the sales for 2010.
(6)
Occupancy Cost (% of Sales) is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on T-12 3/31/2012 total sales and contractual rent steps through April 30, 2013 and (ii) the tenant-by-tenant expense recoveries per the rent roll dated May 7, 2012 but excluding tenant energy costs, all divided by the T-12 March 31, 2012 total sales.

(7)
JC Penney has two remaining five-year renewal options and may terminate if the Crystal Mall Property is less than 60% occupied or if the borrower amends the Contribution, Operating and Reciprocal Easement Agreement without JC Penney’s approval.

(8)
Bed, Bath & Beyond has four five-year renewal options. In the event mall occupancy  falls below 65%, Bed, Bath & Beyond has the right to pay alternate rent equal to 3% of gross sales, but not to exceed 50% of the fixed rent which would otherwise be payable. If mall occupancy remains below 65% for over 365 days, Bed, Bath & Beyond will have the option to terminate its lease.

(9)
Old Navy has one five-year renewal option remaining and can elect to pay alternate rent equal to 75% of then-current minimum rent, percentage rent, plus reimbursements, should three major tenant spaces go dark and remain so for six months and if the mall is less than 75% occupied.  If Old Navy pays alternate rent for six consecutive months and the major tenant spaces remain vacant, Old Navy may thereafter pay 50% of the aforementioned amounts. After 12 continuous months, Old Navy can elect to terminate its lease.

(10)	H&M occupies 15,340 sq. ft. 3.0% NRA, and reported T12 sales through March 2012 of $2,137,323 or $139.33 per sq. ft. H&M has one five-year renewal option
(11)
Shoe Dept. Encore has one five-year renewal option and may terminate its lease effective 60 days after notice if Sears closes or less than 60% of the mall is open for six consecutive months. If adjusted gross sales do not exceed $1,500,000 in year five of the lease term, Shoe Dept. Encore may terminate its lease upon 90 days notice and payment of a termination fee equal to the sum of its prorated tenant improvement allowance and a retention amount equal to $85,410, subject to adjustments under its lease.

(12)
Other Tenant Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include only tenants less than or equal to 10,000 sq. ft. that reported both T-12 March 31, 2012 sales and 2011 sales (excluding some kiosks, ATM tenants, and other non-mall-shop tenants).

(13)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 449,706.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1)(2)	% U/W Base Rent Rolling(1)(2)	Cumulative % of U/W Base Rent(1)(2)
MTM	2	9,496	1.8%	9,496	1.8%	$20.53	1.9%	1.9%
2012	2	4,402	0.8	13,898	2.7%	$27.83	1.2	3.0%
2013	15	40,697	7.8	54,595	10.5%	$45.99	17.9	20.9%
2014	16	176,718	34.1	231,313	44.6%	$15.71	26.5	47.5%
2015	17	43,812	8.5	275,125	53.1%	$39.17	16.4	63.9%
2016	5	12,053	2.3	287,178	55.4%	$33.96	3.9	67.8%
2017	9	23,439	4.5	310,617	59.9%	$40.72	9.1	76.9%
2018	2	4,918	0.9	315,535	60.9%	$31.38	1.5	78.4%
2019	4	18,742	3.6	334,277	64.5%	$28.42	5.1	83.5%
2020	2	20,935	4.0	355,212	68.5%	$14.04	2.8	86.3%
2021	4	12,456	2.4	367,668	70.9%	$28.31	3.4	89.7%
Thereafter	3	82,038	15.8	449,706	86.7%	$13.19	10.3	100%
Vacant	33	68,774	13.3	518,480	100.0%	NAP	NAP
Total / Wtd. Avg.	114	518,480	100.0%			$23.26	100.0%

(1)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through April 30, 2013.
(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan.  The Crystal Mall loan (the “Crystal Mall Loan”) is a $95.0 million, fixed rate loan secured by the Borrower’s fee simple interest in 518,480 sq. ft. (the “Crystal Mall Collateral”) of a 783,280 sq. ft. regional mall located at 850 Hartford Turnpike in Waterford, Connecticut (the “Crystal Mall Property”).  The Crystal Mall Collateral includes all mall shops, JC Penney and Bed, Bath & Beyond / Christmas Tree Shops. Tenants at the Crystal Mall Property that are not included in the Crystal Mall Collateral are anchors Sears and Macy’s. The $95.0 million first mortgage loan has a 10-year term. The Crystal Mall Loan accrues interest at a fixed rate equal to 4.4600% and amortizes on a 30-year schedule after an initial interest only period.

The Crystal Mall Loan proceeds were used to retire existing debt of approximately $90 million, pay closing costs of approximately $1.4 million, and return equity to the sponsors of approximately $3.5 million which the Sponsors had invested as part of the recent $8.6 million for property renovations. Based on the appraised value of $153.0 million as of April 20, 2012, the cut-off date LTV for the Crystal Mall Loan is 62.1%. The most recent prior financing of the Crystal Mall Property was included in the CSFB 2002-CKS4 securitization.

The Borrower / Sponsor.  The borrower, Crystal Mall, LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent managers in its organizational structure. The non-recourse carve-out guarantor is Mayflower Realty LLC, a Delaware limited liability company, solely with respect to assets that secure its Series B shares.  The Sponsor is collectively owned by Simon Property Group, Inc. (“Simon”) (78.2%) who is the sole general partner of Simon Property Group, L.P., Canadian Pension Plan (14.8%), and Teachers Insurance and Annuity Association of America (7%), Simon operates as a self-administered and self-managed real estate investment trust and is the largest real estate company in the US. Simon owns, develops and manages retail real estate properties, which consist primarily of regional malls, outlet malls, and community/lifestyle centers. Simon owns or has an interest in 338 retail properties comprising 245 million sq. ft. of GLA in North America and Asia.

The Property.  The Crystal Mall Property consists of an enclosed, two-level regional mall located at 850 Hartford Turnpike in Waterford, Connecticut, approximately 45 miles southeast of Hartford, Connecticut. Anchors at the Crystal Mall Property include Sears and Macy’s (neither of which are included in the Crystal Mall Collateral) as well as JC Penney and Bed, Bath & Beyond / Christmas Tree Shops (both of which are included in the Crystal Mall Collateral). The Crystal Mall Collateral is 86.7% occupied as of the rent roll dated May 7, 2012 and the Crystal Mall Property was 91.2% occupied as of the same date.

The Crystal Mall Property opened in 1984 and has undergone general renovations including a cosmetic renovation in 1997 and an $8.58 million renovation that concluded in June 2012. The 2012 capital expenditure budget is $706,000. Other than the construction of two outparcels in 2004 and 2009, respectively, there have been no expansions of the Crystal Mall Property. The Borrower’s five year budget (2011-2015) has allocated $1.6 million for capital expenditures.

The Crystal Mall Property is located near the intersection of the Hartford Turnpike (Route 85) and Interstate 95, which provides regional access throughout the Northeast. Primary access is provided by Route 1 (Boston Post Road), Route 85, Route 32, Route 213, Route 156 and Interstate 95.  The Crystal Mall Property area is home to the US Coast Guard Academy and the New London US Naval

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

Submarine Base, the Navy’s primary submarine base and the General Dynamics’ Electric Boat shipyard. Other major employers include Foxwoods Resort Casino, and the Mohegan Sun Casino, the second largest casino in the US. Aggregate average daily traffic by the Crystal Mall Property is approximately 21,900 cars. The Crystal Mall Property’s trade area reportedly includes 337,580 people (within a 20 mile radius as of 2011). The Crystal Mall Property is located near multiple institutions of higher education and military-related facilities.

The chart below details the Crystal Mall Property’s tenancy by general type.

Crystal Mall Tenant Type Summary
Tenant Type	Total Sq. Ft.	% of Owned Sq. Ft.	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1) (2)	Average Remaining Lease Term (Yrs)	T-12 3/31/2012 Sales Per Sq. Ft.	Occupancy Cost %(3)
Anchor Tenants (non-collateral)	264,800	NAP	NAP	NAP	NAP	NAP	NAP

Anchor Tenants (collateral)	154,605	29.8%	$8.211	12.1%	5.5	$123	4.8%
Major In-Line	71,142	13.7	$22.855	15.5	2.7	$215	21.3%
In-Line / Food Court – Comp	166,551	32.1	$34.145	54.4	1.7	$310	17.2%
In-Line / Food Court – Non-comp	37,051	7.1	$23.222	8.2	5.6	NAP	NAP
Kiosk / Other	20,357	3.9	$50.800	9.7	4.0	NAP	NAP
Vacant	68,774	13.3	NAPP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(4)(5)	518,480	100.0%	$23.266	100.0%
(1)	U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include contractual rent steps through April 30, 2013 and percentage in lieu rent that was calculated based on T-12 March 31, 2012 sales.
(2)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(3)
Occupancy Cost (% of Sales) is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on T-12 March 31, 2012 total sales and contractual rent steps through April 30, 2013 and (ii) the tenant-by-tenant expense recoveries per the rent roll dated May 7, 2012 but excluding tenant energy costs, all divided by the T-12 March 31, 2012 total sales.

(4)	Total U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(5)	Total Sq. Ft. excludes non-collateral tenants.

The Market. The Crystal Mall Property is located along the Hartford Turnpike (Route 85), at the intersection of Interstate 95 in the City of Waterford, New London County, Connecticut. The Crystal Mall Property is considered a suburban location and is located approximately 45 miles southeast of Hartford. The nearest cities include: East Lyme located approximately 7 miles to the south, Groton located approximately 5 miles to the west and Montville located approximately 9 miles to the north. The Waterford Central Business District is located four miles south of the Crystal Mall Property.  Primary access is provided by Route 1 (Boston Post Road), Route 85, Route 32, Route 213, Route 156 and Interstate 95. Routes 213 and 32 run in a generally north/south direction. Route 32 originates at the intersection of Interstate 95 and extends north to the City of Waterford.

The area surrounding the Crystal Mall Property consists of primarily commercial development along Hartford Turnpike with residential development along secondary roadways. Other retail developments along Hartford Turnpike include Waterford Commons, Home Depot, Target, Jared Jewelers, Wendy’s and Sleepy’s. There is additional retail development along Waterford Parkway including Wal-Mart, Bob’s Store and Hoyt’s Cinema.

The Crystal Mall Property is located in the south-central portion of the Norwich-New London Core Based Statistical Area (the “Crystal Mall CBSA”) with a 2011 estimated population of approximately 271,476 residents. Between 2000 and 2011, the Crystal Mall CBSA population expanded annually by 0.43%, compared to 0.47% for the entire state over the same period.  Population growth in the Crystal Mall CBSA is projected to be 0.11% annually through 2016. The Crystal Mall Property’s trade area within a 10-, 15- and 20-mile radius also experienced positive annual population growth over the period 2000-2011 at 0.30%, 0.35% and 0.43%, respectively. Through 2016, the population within a 10-, 15- and 20-mile radius is expected to continue to grow modestly at 0.01%, 0.05% and 0.12% annually, respectively.

Average household income for 2011 in the 10 and 15-mile radii equaled $76,151 and $77,996, respectively, compared to the State of Connecticut average of $87,935. From 2000 to 2011, average household income in the aforementioned radii increased annually 1.81% and 1.81%, respectively. Looking forward, this growth rate is forecasted to continue at a lower rate. Annual growth rates of 0.62% (10-mile radius) and 0.61% (15-mile radius) are predicted from 2011 to 2016. During this same time period, average household income for the US as a whole is forecasted to grow annually at 0.57%. In the Crystal Mall Property’s 10-mile radius, approximately 9.66% of the population has an average household income of $100,000 to $124,999.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

Overall, there is minimal competition to the Crystal Mall Property given that the distance to competitive retailers (Westfield–Meriden, The Shoppes at Buckland Hills and Warwick Mall) is at least 50 miles from the Crystal Mall Property.

The chart below details the Crystal Mall Property’s competitive set.

Competitive Property Summary(1)
Property	Owner	Built / Renovated	Total GLA	Anchor Tenants	Occupancy%(2)	Proximity (miles)
Crystal Mall	Simon Management Associates, LLC	1983-1984 / 1997, 2011-2012	783,280	Macy’s Sears JC Penney	91.2%	Subject
The Shoppes at Buckland Hills	General Growth Properties	1990 / 2003	1,048,196	JC Penney Macy’s Sears Dick’s Sporting Goods Macy’s Men’s & Furniture	92%	50 NW
Warwick Mall	Bliss Properties	1970 / 1991 & 2010	940,568	JC Penney Macy’s Target Jordan’s Furniture	98%	50 NE
Westfield - Meriden	Westfield Group	1971 / 1999	893,052	JC Penney Macy’s Sears Best Buy Dick’s Sporting Goods	85%	53 NW
Rhode Island Mall	Eastern Development	1967 / 2001	579,499	Kohl’s Sears Wal-Mart	NAV	50 NE
(1)	Source: Appraisal
(2)	Based on total mall GLA including any non-owned anchors.

The Crystal Mall Property is a two-story enclosed mall serving the City of Waterford. In terms of regional mall competition, the Crystal Mall Property is the dominant center serving the southeastern portion of the state. The Crystal Mall Property is surrounded by several regional malls including Westfield - Meriden, The Shoppes at Buckland Hills and Warwick Mall. However, each of these centers is located at least 50 miles from the Crystal Mall Property and serves distinctly different trade areas. There are also several regional malls in the area including Brass Mill Center, Westfarms Mall, Westfield - Connecticut Post and Providence Place that are considered secondary competition due to their relative distance or distinctly different merchandising mix. The Crystal Mall Property benefits from the draw of three department stores and two majors which generate in excess of $70 million in sales.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 02/29/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$9,835,327	$9,398,458	$9,344,498	$9,431,861	$18.19
Temporary Tenant Rent	1,067,408	1,116,153	1,115,658	1,092,134	2.11
Value of Vacant Space(3)	0	0	0	1,548,668	2.99
Rent Steps(4)	0	0	0	193,936	0.37
Straight-Line Rent(5)	0	0	0	22,396	0.04
Percentage Rent(6)	883,881	970,994	987,435	895,896	1.73
Gross Potential Rent	$11,786,616	$11,485,605	$11,447,591	$13,184,891	$25.43
Total Recoveries	6,002,370	5,498,995	5,346,178	6,332,678	12.21
Total Other Income(7)	489,831	394,009	375,993	299,000	0.58
Less: Vacancy	(8,742)	49,645	35,470	(2,356,001)	(4.54)
Effective Gross Income	$18,270,075	$17,428,254	$17,205,232	$17,460,569	$33.68
Total Operating Expenses	5,895,750	5,878,448	5,857,018	6,105,683	11.78
Net Operating Income	$12,374,325	$11,549,806	$11,348,214	$11,354,886	$21.90
TI/LC	0	0	0	549,023	1.06
Capital Expenditures	0	0	0	103,696	0.20
Net Cash Flow	$12,374,325	$11,549,806	$11,348,214	$10,702,167	$20.64
(1)	U/W Per Sq. Ft. based on collateral square footage of 518,480
(2)	U/W Base Rent is based on the rent roll dated May 7, 2012.
(3)	U/W Vacancy is based on current vacant sq. ft. at the appraiser’s market rent conclusion for each respective space type.
(4)	U/W Rent Steps includes contractual rent increases through April 30, 2013.
(5)	U/W Straight-Line Rent was calculated as the aggregate amount by which certain investment grade tenants rent over the term of the Crystal Mall Loan, exceeds their current base rent amounts.
(6)
Percentage Rent is based on actual lease terms applied to T-12 sales through March 2012 and includes both overage rent and percentage rent in lieu income. Historically, this amount has been increasing as new and renewal tenants have opted to pay percentage rent in lieu instead of base rent. Of note are Old Navy and Shoe Dept. It should be noted that the appraiser’s estimate excludes Old Navy as they have counted their percentage rent in lieu payments under base rent given a $24 per sq. ft. floor or $486,696, and is thus materially lower than the underwritten and historical figures.

(7)	Total Other Income includes miscellaneous income and other rental income.

Anchor Tenants Historical Sales Per Sq. Ft.(1)
Tenant	2010	2011	T-12 (3/31/2012 )
JC Penney	$130	$128	$127
Bed, Bath & Beyond(2)	$333	$322	$323
(1)	Historical Sales Per Sq. Ft. shown in the table above is based on historical sales statements provided by the Borrower.
(2)	Bed, Bath & Beyond sales reflect the actual reported sales for the Bed, Bath & Beyond store plus estimated sales for the Christmas Tree Shops.

Property Management.     The Crystal Mall Collateral is managed by Simon Management Associates, LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The Crystal Mall Loan is structured with a hard lockbox and in place cash management.  All excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default, (ii) the bankruptcy or insolvency of JC Penney, Sponsor or property manager, (iii) if the DSCR falls below 1.10x for two consecutive quarters, or (iv) JC Penney tenant defaults, JC Penney fails to renew its lease six months prior to expiration or JC Penney “goes dark,” vacates, ceases to occupy or discontinues its operations at its leased premises (any of (i), (ii), (iii) or (iv) above, a “Cash Sweep Event”).

Initial Reserves.    None.

Ongoing Reserves.     During the continuation of a Cash Sweep Event, the Crystal Mall Loan documents require monthly escrows for (i) annual replacement reserves equal to $8,641 (subject to a cap of $207,392), (ii) annual tenant improvements / leasing commissions

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

equal to $32,405 (subject to a cap of $777,720), (iii) annual taxes and other assessments and (iv) insurance premiums (unless the Crystal Mall Property is covered under a blanket insurance policy).

In addition, during the continuation of a JC Penney Trigger Event (as defined below), any excess cash in the cash management account after payment of debt service, required reserves, approved operating expenses and other items required under the loan documents, will be transferred to the JC Penney TI/LC reserve account, up to a cap of $2,000,000.

A “JC Penney Trigger Event” occurs if (i) JC Penney fails to give a renewal notice six months prior to its lease expiration, (ii) there is an event of default under the JC Penney lease, (iii) JC Penney is involved in bankruptcy or insolvency proceedings, or (iv) if JC Penney “goes dark”, vacates, ceases to occupy or discontinues its operations at its leased premises.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Not permitted.

Partial Release.    If there is no event of default, Borrower without the consent of Lender may make transfers of non-income producing portions of the Property to third parties or affiliates of Borrower, provided that no transfer shall result in a material adverse effect on the value of the Property or the financial condition of the Borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

850 Hartford Turnpike Waterford, CT 06385	Collateral Asset Summary Crystal Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 62.1% 1.86x 12.0%

Crystal Mall
850 Hartford Turnpike
Waterford, CT 06385
Norwich
New London
Waterford
Groton
East Lyme
Niantic
Uncasville
Palmertown
Gales Ferry
Ledyard
Old Mystic
Mystic
West Mystic
Noank
Stonington
Poquonock Bridge
NEW LONDON COUNTY
MASHANTUCKET PEQUOT INDIAN RESERVATION
Foxwoods Resort Casino
MOHEGAN INDIAN RESERVATION
Mohegan Sun Casino & Arena
New London Naval Submarine Base
US Coast Guard Academy
Connecticut College
Connecticut College Arboretum
New London Mall
Waterford Speedbowl
Thames River
Niantic River
Niantic Bay
Mystic Harbor
Long Island Sound
Fishers Island
Block Island Sound
NEW YORK
Lake Konomoc
Morgan Pond Reservoir
Groton Reservoir
Wheeler Pond
Amos Lake
Groton-New London Airport
Univ. of Connecticut Avery Point Campus
Bluff Point State Park
Harkness Memorial State Park
Eugene O'Neill Memorial Theatre Center
Mitchell College
Lawrence and Memorial Hospital
Custom House Maritime Mus.
NEW LONDON UNION STATION
US Submarine WWII Memorial
Mystic Seaport
Mystic Aquarium
Olde Mistick Village
Groton Long Point
Children's Museum of SE Conn.
Colonial Village
Gales Ferry
AMTRAK
NEW LONDON-BLOCK IS. FERRY
NEW LONDON-ORIENT FERRY
NEW LONDON-FISHERS IS. FERRY
NEW LONDON-MONTAUK FERRY
Norwich - Westerly Rd.
Chesterfield Rd.
Boston Post Rd.
Hartford Turnpike
Mohegan Ave.
Old Colchester Rd.
Colonel Ledyard Hwy.
Gold Star Hwy
Thames Rd.
Great Neck Rd.
New Haven
MASSACHUSETTS
CONNECTICUT
RHODE ISLAND
NEW YORK
Hartford
Springfield
Worcester
Providence
Waterbury
Bridgeport
Stamford
New Haven
New Rochelle
New York
Huntington
Riverhead
Manchester
Bristol
Danbury
Torrington
Kingston
Westerly
Long Island Sound
Block Island Sound
Atlantic Ocean
New London

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Retail – Regional Mall
Sponsor:	Star-West JV, LLC		Collateral:	Fee Simple
Borrower:	Star-West Louis Joliet, LLC		Location:	Joliet, IL
Original Balance:	$85,000,000		Year Built / Renovated:	1978 / 2009
Cut-off Date Balance:	$85,000,000		Total Sq. Ft.:	358,518
% by Initial UPB:	7.0%		Property Management:	SRP Property Management LLC
Interest Rate:	4.6300%		Underwritten NOI:	$10,019,177
Payment Date:	6th of each month		Underwritten NCF:	$9,373,845
First Payment Date:	August 6, 2012		Appraised Value:	$131,800,000
Maturity Date:	July 6, 2022		Appraisal Date:	April 17, 2012
Amortization:	None
Additional Debt:	None		Historical NOI
Call Protection:	L(18), YM1(96), O(6)		Most Recent NOI:	$9,776,274 (T-12 March 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2nd Most Recent NOI:	$9,806,816 (December 31, 2011)
			3rd Most Recent NOI:	$8,934,106 (December 31, 2010)
Reserves(1)
	Initial	Monthly	Historical Occupancy(2)
Taxes:	$0	Springing	Most Recent Occupancy:	93.4% (March 31, 2012)
Insurance:	$0	Springing	2nd Most Recent Occupancy:	93.4% (December 31, 2011)
Replacement:	$0	Springing	3rd Most Recent Occupancy:	94.4% (December 31, 2010)
TI/LC:	$352,500	Springing	(1)	See “Initial Reserves” and “Ongoing Reserves” below.
Deferred Maintenance:	$51,695	$0	(2)	Historical Occupancy shown in the table above was provided by the Borrower and reflects Louis Joliet Mall Collateral and excludes ATMs and Kiosks.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$237
Balloon Balance / Sq. Ft.:		$237
Cut-off Date LTV:		64.5%
Balloon LTV:		64.5%
Underwritten NOI DSCR:		2.51x
Underwritten NCF DSCR:		2.35x
Underwritten NOI Debt Yield:		11.8%
Underwritten NCF Debt Yield:		11.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

Anchor and Major Tenant Summary
Non-Collateral Anchor Tenants	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Sq. Ft.(2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of Owned U/W Base Rent(3) (4)	Lease Expiration	April 2012 Total Sales (000s) (5)	Sales Per Sq. Ft.(5)	Occupancy Cost (% of Sales) (6)
Sears	CCC/B3/CCC+	213,412	21.9%	NAP	NAP	12/31/2027	$21,794	$102	NAP
JCPenney	BB+/Ba1/BB-	151,556	15.5%	NAP	NAP	12/31/2027	$25,497	$168	NAP
Carson Pirie Scott	NR/NR/NR	128,000	13.1%	NAP	NAP	12/31/2027	$15,315	$120	NAP
Macy’s	BBB/Baa3/BBB	123,500	12.7%	NAP	NAP	12/31/2027	$17,495	$142	NAP
Subtotal / Wtd. Avg.		616,468	63.2%				$80,101	$130

Movie Theater
Cinemark(7)(8)	NR/NR/BB-	48,167	4.9%	$18.00	10.7%	5/31/2024	$7,922	$565,857	10.9%

Major In-Line Tenants
Toys R Us(9)(10)	B/B1/B	42,963	4.4%	$1.70	0.9%	1/31/2015	$9,506	$221	0.8%
MC Sports	NR/NR/NR	24,076	2.5%	$12.00	3.6%	1/31/2021	$4,036	$168	7.8%
New York & Company	NR/NR/NR	10,381	1.1%	$18.75	2.4%	1/31/2015	$1,925	$185	22.1%
Subtotal / Wtd. Avg.		77,420	7.9%	$7.19	6.9%		$15,467	$200	5.2%

Other(11)	Various	209,265	21.5%	$31.97	82.5%	Various	$83,706	$419	12.6%
Vacant	NAP	23,666	2.4%	NAP	NAP	NAP		NAP	NAP
Total / Wtd. Avg.(12)		974,986	100.0%	$24.23	100.0%			NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Sq. Ft. is based on total mall sq. ft. of 974,986, inclusive of non-collateral anchor tenants.
(3)	U/W Annual Base Rent Per Sq. Ft. and % of Owned U/W Base Rent include contractual rent steps through February 2013.
(4)	% of Owned U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(5)	Sales and Sales Per Sq. Ft. are based on an April 2012 sales report provided by the Borrower.
(6)
Occupancy Cost (% of Sales) is calculated using the April 2012 Sales Report provided by the borrower as the denominator and the sum of the underwritten (i) base rent, (ii) CAM reimbursements, (iii) RE Tax reimbursements, and (iv) overage rent as the numerator.

(7)	Cinemark has four, five-year extension options.
(8)	Tenant’s Sales Per Sq. Ft. is calculated on a per-screen (14-screens) basis.
(9)	Toys R Us is operating under a ground lease. The Borrower owns the land.
(10)
Toys R Us original lease term expired January 31, 2006. The tenant has five, five-year extension options. The tenant has exercised two of its options to extend and has three five-year options remaining.

(11)	Based on comparable inline tenants occupying less than 10,000 sq. ft. reporting sales for the prior twelve month period or longer.
(12)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 334,852.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1) (2)	% U/W Base Rent Rolling(1) (2)	Cumulative % of U/W Base Rent(1) (2)
2012	13	20,426	5.7%	20,426	5.7%	$34.94	8.8%	8.8%
2013	17	39,104	10.9	59,530	16.6%	$28.70	13.8	22.6%
2014	15	22,326	6.2	81,856	22.8%	$31.32	8.6	31.2%
2015	14	87,140	24.3	168,996	47.1%	$13.77	14.8	46.0%
2016	10	16,248	4.5	185,244	51.7%	$44.73	9.0	55.0%
2017	11	13,944	3.9	199,188	55.6%	$55.24	9.5	64.5%
2018	6	15,402	4.3	214,590	59.9%	$50.07	9.5	74.0%
2019	2	2,633	0.7	217,223	60.6%	$34.92	1.1	75.1%
2020	1	888	0.2	218,111	60.8%	$37.86	0.4	75.5%
2021	2	31,839	8.9	249,950	69.7%	$9.07	3.6	79.1%
Thereafter	28	84,902	23.7	334,852	93.4%	$19.98	20.9	100.0%
Vacant	NAP	23,666	6.6	358,518	100.0%	NAP	NAP
Total / Wtd. Avg.	119	358,518	100.0%			$24.23	100.0%
(1)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through February, 2013.
(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan. The Louis Joliet Mall loan (the “Louis Joliet Mall Loan”)  is an $85.0 million fixed rate loan secured by the Borrower’s fee simple interest in 358,518 sq. ft. (the “Louis Joliet Mall Collateral”) of a 974,986 sq ft. regional mall located at 3340 Mall Loop Drive, Joliet, Illinois (the “Louis Joliet Mall Property”).  The Louis Joliet Mall Collateral will include all in-line tenants and Cinemark, Toys ‘R Us, and MC Sports which serve as the major tenants. Tenants at the Louis Joliet Mall Property that are not included in the Louis Joliet Mall Collateral are anchors Macy’s, Carson Pirie Scott & Co., JCPenney and Sears.  The Louis Joliet Mall Loan is  has a 10-year term and the Borrower is required to pay monthly debt service payments of interest only though the maturity date. The Louis Joliet Mall Loan accrues interest at a fixed rate equal to 4.6300%.

The Louis Joliet Mall Loan was provided to an affiliate of Star-West JV, LLC  (the “Sponsor”), which will acquire the Louis Joliet Mall Property. The acquisition is part of the Starwood Capital Group Global, L.P.’s (“Starwood”) larger purchase of a majority, controlling equity interest in a portfolio of 7 retail properties currently owned by the Westfield Group (“Westfield”). The aggregate portfolio includes six regional malls and one infill retail-entertainment center that total approximately 6.6 million square feet. Six of the assets will be acquired at closing, with respect to three, Starwood will assume the existing debt. The aggregate purchase price of the remaining three unencumbered assets, including the subject Louis Joliet Mall Collateral, is $400.4 million.

Proceeds were used to fund the acquisition of the Louis Joliet Mall Property for an allocated purchase price of $125.5 million (67.7% loan-to-purchase price). At the Sponsor’s request, the 49% most senior portion of the Louis Joliet Mall Loan will be guaranteed by Westfield America Limited Partnership, so that Westfield can maintain a certain basis in the Louis Joliet Mall Property. For this reason, the Louis Joliet Mall Loan was structured as an A-note ($41,843,211) and B-note ($43,156,789), with the A-note guaranteed by Westfield America Limited Partnership. Both notes will be contributed to the trust and will constitute the Louis Joliet Mall Loan.

Loan proceeds, with an additional equity contribution of $41.7 million, were used to finance the $125.5 million acquisition of the Louis Joliet Mall Property, in addition to funding upfront reserves and closing costs. Based on the appraised value of the Louis Joliet Mall Collateral of $131.8 million as of April 17, 2012, the cut-off date LTV for the Louis Joliet Mall Loan is 64.5%.

The Borrower / Sponsor. The borrower, Star-West Louis Joliet, LLC (the “Borrower”), is  a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent managers in its organizational structure. The Borrower will be indirectly wholly-owned by Star-West JV, LLC (the nonrecourse carve-out guarantor), which is majority-owned and controlled by the Sponsor. The Sponsor is a joint venture between the affiliates of Starwood (90% ownership) and Westfield (10% ownership) that contains six malls and an infill retail-entertainment center purchased by Starwood.

Starwood is a private investment firm with over 200 professionals located across 10 offices and six countries with a focus on global real estate, real estate securities and energy infrastructure investment. Since 1991, Starwood has invested over $10 billion of equity across all real estate asset classes, representing over $29 billion of assets. Starwood formed three public companies, which have gone on to acquire an additional $20 billion in assets. Starwood’s current assets under management are approximately $18 billion, including 14,000,000 sq. ft. of retail space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

Westfield began in 1960 as a public company listed on the Sydney stock exchange, which is currently known as the Australian Securities Exchange (“ASX”). Today, Westfield is one of the largest retail property groups in the world by equity market capitalization and one of the largest entities listed on the ASX. Operating on a global platform, Westfield is an internally managed, vertically integrated shopping center group, undertaking ownership, development, design, construction, funds and asset management, property management, leasing and marketing. It employs over 4,000 staff worldwide. Westfield has interest in an investment portfolio of 124 shopping centers in Australia, New Zealand, the United Kingdom, the United States, and Brazil, valued in excess of $59 billion (Australian dollars).

The Property. The Louis Joliet Mall Property is a 974,986 sq. ft., single level, enclosed regional mall located in Joliet, Illinois, approximately 34 miles southwest of Chicago’s central business district.  It is anchored by Macy’s, Sears, JCPenney, and Carrie Pirie Scott, all of which are not part of the Louis Joliet Loan Collateral, in addition to Cinemark Theatre (Louis Joliet Mall Collateral), and Toys ‘R Us (owned outlot). The Louis Joliet Mall Property was built in 1978 and was subsequently renovated and expanded in 2009, with the addition of a 14-screen all digital movie theatre and an upgraded food court. The Louis Joliet Mall Property caters to suburban Chicago and the surrounding area by offering residents an array of diverse specialty and national retailers.

The Louis Joliet Mall Property is 97.6% occupied, anchored by four tenants consisting of 616,468 sq. ft. of non-owned collateral anchor space. The Louis Joliet Mall Collateral consists of 358,518 sq. ft. and is 93.4% occupied. It includes three major tenants, Cinemark Theatre, Toys ‘R Us and MC Sports, which comprise 115,206 sq. ft, in addition to 243,312 sq. ft. of inline space, food court space, and kiosks. Inline sales and occupancy costs at the Louis Joliet Mall Collateral total $419 per sq. ft. and 12.6% as of April 2012, an improvement from $366 per sq. ft. and 13.8% in 2009.

Primary access is provided to the Louis Joliet Mall Property via US Route 30, which provides connections to various access drives serving the Louis Joliet Mall Property’s Ring Road. Interstate 55 is located less than a quarter mile to the north of the subject via US Route 30. The downtown district of Joliet is located approximately five miles to the southeast and the central business district of Chicago is located approximately 34 miles northeast of the Louis Joliet Mall Property. Traffic counts along US Route 30 in front of the Louis Joliet Mall Property were reported to be approximately 28,000 automobiles per day according to market reports. The Louis Joliet Mall Property’s trade area reportedly includes approximately 460,000 people and average household income of $83,711 (within a 10-mile radius as of 2011). According to the appraisal, over the next five years, both population and number of households in the trade area are projected to realize strong growth.  Household income levels in the area are 17% higher than state levels and 24% higher than national levels.

The chart below details the Louis Joliet Mall Property’s tenancy by general type.

Louis Joliet Mall Property Tenant Type Summary
Tenant Type	Total Sq. Ft.	% of Owned Sq. Ft.	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1) (2)	T-12 April 2012 Sales Per Sq. Ft. (3)	Occupancy Cost %(4)
Anchor Tenants (non-collateral)	616,468	NAP	NAP	NAP	$130	NAP

Movie Theater	48,167	13.4%	$18.00	10.7%	$565,857	10.9%
Major In-Line	77,420	21.6	$7.19	6.9	$200	5.2%
Food Court	8,873	2.5	$42.13	4.6	NAP	NAP
In-Line (< 10,000 sq. ft.)(5)(6)	197,879	55.2	$27.40	66.8	$419	12.6%
Kiosk / Other	2,505	0.7	$347.66	10.7	NAP	NAP
ATM	8	0.0	$3,016.75	0.3	NAP	NAP
Vacant	23,666	6.6	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(7)(8)	358,518	100.0%	$24.23	100.0%
(1)	U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include contractual rent steps through February, 2013.
(2)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(3)	Sales and Sales Per Sq. Ft. are based on an April 2012 sales report provided by the Borrower.
(4)
Occupancy Cost (% of Sales) is calculated using the April 2012 sales report provided by the Borrower as the denominator and underwritten (i) base rent, (ii) CAM reimbursements, (iii) RE Tax reimbursements, and (iv) overage rent as the numerator.

(5)	Based on comparable inline tenants occupying less than 10,000 square feet reporting sales for prior twelve months or longer.
(6)	Occupancy cost includes food court sales and underwritten food court (i) base rent, (ii) CAM reimbursements, (iii) real estate tax reimbursements, and (iv) overage rent.
(7)	Total U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(8)	Total Sq. Ft. excludes non-collateral tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

The Market.  The Chicago Region consists of Chicago-Naperville-Joliet, IL Metropolitan Division and the Lake County-Kenosha County, IL-WI Metropolitan Division, which encompasses 10 counties. The Louis Joliet Mall Property is located in Louis Joliet, which is part of the Chicago-Napersville-Joliet Metropolitan Division of the Chicago Region. Overall, economic activity in the Chicago Region has been under the pressures of corporate consolidation and job losses in the construction, financial services and manufacturing sectors. Construction activity has declined sharply and the declining area unemployment rate remains high. However, national trends have driven local demand output in a positive direction, but at a comparatively slower pace.

There are several outparcels to the Louis Joliet Mall Property that include: HHGregg, Texas Roadhouse, Ashley Furniture, Toys ‘R Us (part of the Louis Joliet Mall Collateral), retail strips, and various other commercial uses. Located to the east of the subject, are various quick-service restaurants, followed by a Home Depot store. South of the subject, there are two notable retail developments that include (1) Louis Joliet Pointe with anchors mygofer, roomplace, Michael’s and Bed Bath & Beyond, and (2) Joliet Commons, anchored by Petsmart, Officemax, Joann, Guitar Center, Target, Old Navy, and a second run 10-Screen movie theater.

The Louis Joliet Mall Property is located in the Chicago Retail market. The Chicago Retail market is classified into twelve submarkets. Louis Joliet Mall lies in the Southwest submarket of Chicago. The Southwest submarket contains 8,690,000 sq. ft. and 8.5% of the region’s inventory. As of year-end 2011, overall vacancy rates for community shopping centers within the Chicago Retail market and Southwest submarket were 10.6% and 9.5%, respectively. As of year-end 2011, asking rental rates for community shopping centers within the Chicago Retail market and Southwest submarket were $19.86 per sq. ft. and $17.16 per sq. ft., respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

The chart below details the Louis Joliet Mall Property’s competitive set.

Competitive Property Summary(1)
Property	Owner	Built / Renovated	Total GLA	Anchor Tenants	Occupancy %(2)	Proximity (miles)
Louis Joliet Mall Property	Star-West JV, LLC	1978/2005,2009	973,279	Sears, JCPenney, Carson Pirie Scott, Macy’s	94% (owned)	Subject

Orland Square Mall	Simon	1976/1995	1,210,000	Carson Pirie Scott, JCPenney, Macy’s, Sears	98%	16.8

Promenade at Bolingbrook	ForestCity	2007-2008/NAP	769,688	Macy’s, Bass Pro Shops, Gold Class Cinemas, Barnes & Noble, DSW Shoes, Ulta	90%	11.9

Yorktown Center & Shops	Collarmele Partners	2006-2007/NAP	1,324,450	JCPenney, Carson Pirie Scott, Von Maur, AMC Theature, Sports Authority, Marshall’s, Forever 21, Lucky Strike, Home Goods	89%	19.8
Oak Brook Center	General Growth Properties	1962/1991	2,068,092	Crate & Barrel, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Barnes & Noble, Bloomingdale Home, Sears	95%	21.7
Westfield Fox Valley	Westfield	1975/1998	1,432,971	Carson Pirie Scott, JCPenney, Sears, Macy’s	95% (est.)	12.5
(1)	Source: Appraisal
(2)	Based on total mall GLA including any non-owned anchors.

The Louis Joliet Mall Property is the dominant mall within its trade area, with no mall within a 12.5 mile radius. The Louis Joliet Mall Property’s primary competition is Westfield Fox Valley, located 12.5 miles north/northwest. While having a similar anchor base, Fox Valley draws from its own trade area on the other side of I-55 and generally does not compete with the Louis Joliet Mall Property. Fox Valley is anchored by Carson Pirie Scott, JCPenney, Sears, and Macy’s, and is currently estimated to be 95% occupied. Promenade at Bolingbrook, a lifestyle center located 11.9 miles northeast, does not offer the same caliber and quantity of anchor tenants compared to the Louis Joliet Mall Property; Promenade at Bolingbrook is anchored by Macy’s, Bass Pro Shops, Gold Class Cinemas, Barnes & Noble and DSW Shoes and is 90% occupied. Farther away is the Orland Square Mall, located 16.8 miles east in Orland Park, IL; the property is anchored by Carson Pirie Scott, JCPenney, Macy’s and Sears.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	TTM 3/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$6,503,458	$7,085,058	$7,795,438	$7,992,631	$8,113,947	$22.63
Percentage Rent	209,059	199,131	301,407	221,511	257,370	0.72
Gross Potential Rent	$6,712,517	$7,284,189	$8,096,845	$8,144,142	$8,371,317	$23.35
Total Recoveries	6,321,469	6,812,553	6,539,706	6,733,166	7,524,158	20.99
Total Other Income(3)	978,695	990,255	1,240,190	1,309,412	1,309,412	3.65
Effective Gross Income	$14,012,681	$15,086,997	$15,876,741	$16,186,720	$17,204,887	$47.99
Total Operating Expenses	6,098,361	6,152,891	4,290,652	6,410,446	7,185,710	20.04
Net Operating Income	$7,914,320	$8,934,106	$9,806,816	$9,776,274	$10,019,177	$27.95
TI/LC	0	0	0	0	358,518	1.00
Capital Expenditures	0	0	0	0	286,814	0.80
Net Cash Flow	$7,914,320	$8,934,106	$9,806,816	$9,776,274	$9,373,845	$26.15
(1)	U/W Per Sq. Ft. based on collateral square footage of 358,518.
(2)	Underwritten Base Rent includes $104,959 of rent steps.
(3)	Total Other Income includes specialty leasing, % in Lieu of Rent, Bad Debt/Collection Loss, other rental income and other non-rental income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

Property Management. The Louis Joliet Mall Property will be managed by SRP Property Management LLC, an affiliate of the Borrower, which has sub-contracted with CBL & Associates Management, Inc. (“CBL”) to manage the Louis Joliet Mall Property. As of March 31, 2012, CBL owned controlling interests in 74 regional malls/open-air centers, 29 associated centers (each located adjacent to a regional mall), six community centers and 13 office buildings, including CBL’s corporate office building.

Lockbox / Cash Management.    The Louis Joliet Mall Loan is  structured with a hard lockbox and springing cash management.  Active cash management and a full sweep of excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default by the Borrower, or (ii) the Louis Joliet Mall Property fails to maintain a net cash flow debt service coverage (based on 30-year amortization schedule) of at least 1.15x for one quarter.

Initial Reserves.   At loan closing, the Borrower will be expected to deposit  (i) $51,695 into a deferred maintenance reserve account, and (ii) $352,500 into the TI/LC reserve account reflecting outstanding tenant improvement and leasing commissions at the Louis Joliet Mall Property.

Springing Ongoing Reserves.    The following springing reserves are expected to be required, upon NCF debt service coverage ratio falling below 1.25x (assuming a 30-year amortization schedule) - On a monthly basis, the Borrower is expected to be required to deposit reserves of (i) $29,900 into a TI/LC reserve account which will be capped at $1,076,000, (ii) $23,620 into capital expenditure/replacement reserve account which will be capped at $850,320, and (iii) 1/12th of the actual annual taxes and insurance premiums into tax and insurance reserve accounts.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Additional financing will be permitted in the form of future mezzanine financing subject to a maximum combined loan loan-to-value of 70% and a minimum combined debt service coverage ratio (assuming a 30-year amortization schedule) of 1.25x.

Partial Release.    Not permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3340 Mall Loop Drive Joliet, IL 60431	Collateral Asset Summary Louis Joliet Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 64.5% 2.35x 11.8%

Louis Joliet Mall
3340 Mall Loop Drive
Joliet, IL 60431
Naperville
Bolingbrook
Woodridge
Darien
Chicago O'Hare Intl. Airport 26 miles
DU PAGE COUNTY
COOK COUNTY
WILL COUNTY
KENDALL COUNTY
Lemont
Romeoville
Plainfield
Lockport
Crystal Lawns
Crest Hill
Fairmont
Joliet
Shorewood
Joliet Regional Airport
Rockdale
Preston Heights
Ingalls Park
New Lenox
Channahon
Minooka
Lewis University Airport
Bolingbrook's Clow Intl. Airport
Chicago Sanitary & Ship Canal
Des Plaines River
METRA HERITAGE LINE
Lake Michigan
Chicago

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23000 Eureka Road Taylor, MI 48180	Collateral Asset Summary Southland Center Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,750,000 68.8% 1.49x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23000 Eureka Road Taylor, MI 48180	Collateral Asset Summary Southland Center Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,750,000 68.8% 1.49x 10.7%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor:	Rouse Properties, Inc.		Collateral:	Fee Simple
Borrower:	Southland Center, LLC		Location:	Taylor, MI
Original Balance:	$78,750,000		Year Built / Renovated:	1970 / 1976, 1983, 1988, 1992 &
Cut-off Date Balance:	$78,750,000			2006
% by Initial UPB:	6.5%		Total Sq. Ft.(4):	611,143
Interest Rate:	5.09000%		Property Management:	Borrower Managed
Payment Date:	6th of each month		Underwritten NOI:	$8,418,220
First Payment Date:	August 6, 2012		Underwritten NCF:	$7,654,679
Maturity Date:	July 6, 2022		Appraised Value:	$114,400,000
Amortization:	360 months		Appraisal Date:	April 22, 2012
Additional Debt:	None
Call Protection:	L(24), D(89), O(7)		Historical NOI
Lockbox / Cash Management:	Hard / Springing		Most Recent NOI:	$8,942,749 (T12 March 31, 2012)
			2nd Most Recent NOI:	$9,211,705 (December 31, 2011)
Reserves			3rd Most Recent NOI:	$9,120,083 (December 31, 2010)
	Initial	Monthly
Taxes:	$1,613,590	$193,650	Historical Occupancy(5)
Insurance(1):	$0	$0	Most Recent Occupancy:	88.5% (March 1, 2012)
Replacement:	$0	$21,420	2nd Most Recent Occupancy(6):	86.4% (December 31, 2011)
TI/LC(2):	$947,500	$21,150	3rd Most Recent Occupancy:	93.3% (December 31, 2010)
Deferred	$38,625	$0	(1)	Springing in the event that blanket insurance policy is no longer in place.
Maintenance:			(2)	An upfront reserve in the amount of $947,500 was collected at closing for outstanding tenant allowances for recently executed leases.
General Property	$3,500,000	$0
Reserve(3):			(3)
General Property Reserve Funds may be used for (i) capital expenditures for the property, (ii) capital investments by Borrower in the property, which  shall include investments  in common amenities, wi-fi and other general property expenditures, but in no instance shall capital investments include, or be deemed to include, operating expenses and/or (iii) tenant improvements and leasing commissions for (x) leases in effect as of the closing date provided that such obligations arise after the closing date and amounts for such obligations have not already been reserved for in the Rollover Reserve Account and (y) leases entered into by Borrower after the closing date in accordance with the terms and conditions of the Loan Agreement.

Financial Information
Cut-off Date Balance / Sq. Ft.(4):		$129
Balloon Balance / Sq. Ft.(4):		$106
Cut-off Date LTV:		68.8%
Balloon LTV:		56.8%
Underwritten NOI DSCR:		1.64x
Underwritten NCF DSCR:		1.49x	(4)	Based on collateral square feet.
Underwritten NOI Debt Yield:		10.7%	(5)
Occupancy rates are based on total mall sq. ft.  Collateral occupancy as of March 1, 2012 was 83.0%  Collateral occupancy is low due to a vacant 74,873 sq. ft. anchor space, previously occupied by Mervyn’s, which filed for Chapter 11 Bankruptcy in July 2008.

Underwritten NCF Debt Yield:		9.7%

			(6)
Borders, which occupied approximately 4% of the collateral square footage closed its store in September 2011 as part of its bankruptcy.  This explains the increase in vacancy from 2010 to 2011.  Its space has since been leased to Forever 21.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23000 Eureka Road Taylor, MI 48180	Collateral Asset Summary Southland Center Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,750,000 68.8% 1.49x 10.7%

Anchor and Major Tenant Summary
Anchor and Major Tenants	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Sq. Ft.(2)	U/W Annual Base Rent Per Sq. Ft.	% of Owned U/W Base Rent	Lease Expiration	TTM 4/30/2012 Total Sales (000s)	Sales Per Sq. Ft.		Occupancy Cost (% of Sales)
Macy’s (non-collateral)	(BBB/Baa3/BBB)	292,377	32.4%	NAP	NAP	NAP	$27,406	$94		NAP
Subtotal / Wtd. Avg.		292,377	32.4%	NAP	NAP		$27,406	$94

JC Penney	BB+/Ba1/BB-	215,787	23.9%	NAP	NAP	12/31/2016	32,641	151		NAP
Subtotal / Wtd. Avg.		215,787	23.9%	NAP	NAP		$32,641	$151

Major Tenants
Best Buy	BBB-/Baa3/BBB-	45,000	5.0%	17.00	11.7	1/31/2017	NAV	NAV		NAV
Forever 21(3)	NR/NR/NR	22,500	2.5%	20.00	6.9	5/31/2023	NAV	NAV		NAV
Subtotal / Wtd. Avg.		67,500	7.5%	$18.00	18.6%		NAV	NAV		NAV

Other	Various	224,219	24.8%	$23.18	79.4%	NAP	$66,182	$374	(4)	13.6%
Vacant	NAP	103,637	11.5%	NAP	NAP	NAP	NAP	NAP		NAP
Total / Wtd. Avg.		903,520	100.0%	$12.64(5)	100.0%			NAP		NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Sq. Ft. is based on total mall sq. ft. of 903,520, inclusive of non-collateral anchor tenants.
(3)
Forever 21 has an executed lease for 22,500 square feet and is scheduled to take occupancy in May 2013.  Forever 21 is currently a tenant at the Southland Center Mall Property, occupying 7,000 sq. ft. of space and is therefore expanding in the mall.  Outstanding tenant allowances of $562,500 will be reserved for this space.

(4)	Based on comparable inline tenants occupying less than 10,000 sq. ft. reporting sales for the prior twelve month period or longer.
(5)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on the total occupied collateral sq. ft. of 507,506.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	30	53,084	8.7	53,084	8.7%	$13.54	11.2	11.2%
2013	15	42,416	6.9	95,500	15.6%	$16.43	10.9	22.1%
2014	7	20,611	3.4	116,111	19.0%	$19.13	6.1	28.2%
2015	6	20,774	3.4	136,885	22.4%	$29.00	9.4	37.6%
2016	11	248,399	40.6	385,284	63.0%	$4.05	15.7	53.3%
2017	9	62,817	10.3	448,101	73.3%	$22.82	22.4	75.7%
2018	4	18,004	2.9	466,105	76.3%	$25.72	7.2	82.9%
2019	2	2,614	0.4	468,719	76.7%	$17.63	0.7	83.6%
2020	2	6,552	1.1	475,271	77.8%	$24.68	2.5	86.1%
2021	0	0	0.0	475,271	77.8%	$0.00	0.0	86.1%
Thereafter	5	32,235	5.3	507,506	83.0%	$27.58	13.9	100.0%
Vacant	0	103,637	17.0	611,143	100.0%	NAP	0.00	100.0%
Total / Wtd. Avg.(1)	91	611,143	100.0%			$12.64	100.0%
(1)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on the total occupied collateral sq. ft. of 507,506.

The Loan. The Southland Center Mall loan (the “Southland Center Mall Loan”) is a $78.75 million, fixed rate loan secured by the Borrower’s fee simple interest in 611,143 sq. ft. (the “Southland Center Mall Collateral”) of a 903,520 sq ft. regional mall located at 2300 Eureka Road, Taylor, MI (the “Southland Center Mall Property”).  The Southland Center Mall Collateral includes JCPenney, Best Buy, Forever 21 and all in-line tenants under 10,000 sq. ft. Macy’s is the only non-owned Tenant at the Southland Center Mall Property that is not included in the Southland Center Mall Collateral.  The Southland Center Mall Loan has a 10-year term and amortizes on a 30-year schedule.  The Southland Center Mall Loan  accrues interest at a fixed rate equal to 5.0900%.  Loan proceeds were used to retire an existing credit facility debt of approximately $70.20 million, fund up-front reserves of approximately $6.12 million, pay closing costs of $0.737 million and return approximately $2.07 million to the Borrower. Based on the appraised value of the Southland Center Mall Collateral of $114.4 million as of April 22, 2012, the cut-off date LTV for the Southland Center Mall Loan is 68.8%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23000 Eureka Road Taylor, MI 48180	Collateral Asset Summary Southland Center Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,750,000 68.8% 1.49x 10.7%

The Borrower / Sponsor. The borrower, Southland Center, LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The Borrower is indirectly wholly-owned by Rouse Properties, Inc., a Delaware limited liability company (“Rouse”).  Rouse is a publicly traded real estate investment trust that was spun off from General Growth Properties on January 12, 2012 and is headquartered in New York City, NY.  Rouse’s portfolio is geographically diversified amongst 19 different states and consists of 31 malls, encompassing 22.0 million sq. ft.  The Southland Center Mall Property is self-managed by Rouse Properties, Inc.  The Borrower is an affiliate of the borrower under the Pierre Bossier Mall Loan with an original principal balance of $48.5 million.

The non-recourse carveout guarantor for the Southland Center Mall Loan and the Pierre Bossier Loan is Rouse Properties, Inc.

The Property. The Southland Center Mall Property consists of an enclosed, single-level regional mall located in Taylor, Michigan.  The Southland Center Mall Property contains 903,520 sq. ft. of total gross leasable area (“GLA”), of which 611,143 sq. ft. is collateral for the Southland Center Mall Loan. The Southland Center Mall Property is anchored by Macy’s and JC Penney. Macy’s is not collateral for the Southland Center Mall Loan. There is one vacant anchor, formerly occupied by Mervyn’s.  In addition to the anchors, the mall is occupied by approximately 91 tenants, including nationally recognized retailers such as Aeropostale, American Eagle Outfitters, Charlotte Russe and Victoria’s Secret.

There has been recent leasing momentum at the Southland Center Mall Property, including an expansion of Forever 21 into the vacant former Borders’ 22,500 sq. ft. space. The Southland Center Mall Property maintains an 88.5% overall occupancy as of March 1, 2012 based on the total GLA and has maintained an average overall occupancy of 90.6% since 2009. The Southland Center Mall Collateral occupancy is 83.0%, and the in-line occupancy is 86.4% (including temporary tenants) as of March 1, 2012.

For the trailing twelve month period ending April 2012, comparable in-line sales (tenants occupying less than 10,000 sq. ft.) were $374 per sq. ft., with a corresponding average occupancy cost of 13.6%.

The Southland Center Mall Property originally opened in 1970 and underwent renovations most recently in 2006.

The chart below details the Southland Center Mall Property’s tenancy by general type.

Southland Center Mall Tenant Type Summary
Tenant Type	Total Sq. Ft.	% of Owned Sq. Ft.	U/W Annual Base Rent Per Sq. Ft.		% of Total U/W Base Rent	Average Remaining Lease Term (Yrs)	T-12 4/30/2012 Sales Per Sq. Ft.		Occupancy Cost %
Anchor Tenants (non-collateral)	292,377	NAP	NAP		NAP	NAP	NAP		NAP

Anchor Tenants	215,787	35.3%	$0.00	(1)	0.0%	4.5	$151		NAP
In-Line	183,477	30.0	$28.36		79.5	3.0	$374	(3)	13.6%
Major In-Line	67,500	11.0	$18.00		18.6	7.8	NAP		NAP
Temp	40,324	6.6	$0.00	(2)	0.0	0.3	NAP	(2)	NAP
Kiosk / Other	400	0.1	$256.25		1.6	0.1	$1,391		21.5%
ATM	18	0.0	$1,333,33		0.4	NAP	NAP		NAP
Vacant	103,637	17.0	NAP		NAP	NAP	NAP		NAP
Total / Wtd. Avg.(4)	903,520	NAP	$12.64		100.0%
(1)	JC Penney pays Percentage Rent and CAM reimbursements, which were not included in total base rent.
(2)	Temporary tenant income was included in the Total base Rent.
(3)	Based on comparable inline tenants occupying less than 10,000 sq. ft. reporting sales for the prior twelve month period or longer.
(4)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on the total occupied collateral sq. ft. of 507,506.

The Market. The Southland Center Mall Property is located in Taylor, Michigan, approximately 15 miles southwest of downtown Detroit, and approximately three miles east of the Detroit Metropolitan Airport. Eureka Road is a retail setting and a convenient location for shoppers near the main thoroughfares.  The area is serviced by Interstate 75 which provides regional access to southeast Michigan and also Interstates 94 and 275 which are both located within 5 miles of the Southland Center Mall Property.

The number of households in 2012 within a 5-mile and 7-mile radius of Southland Center Mall Property is approximately 80,200 and 140,800, respectively. As of this year, the entire Detroit MSA has a total population of approximately 4,300,000. At the end of 2011, the Detroit MSA had an aggregate retail sales level of $65.74 billion, with average sales per household of approximately $39,300, which is greater than the state of Michigan average sales per household of $38,000 and the national average of $38,600. Average annual

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23000 Eureka Road Taylor, MI 48180	Collateral Asset Summary Southland Center Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,750,000 68.8% 1.49x 10.7%

household income in 2012 for the Detroit MSA is estimated to be approximately $66,900 as compared to the State of Michigan average of $60,900 and national average of $67,300.

According to the Southeast Michigan Council of Governments, approximately 45,110 commercial and pedestrian vehicles pass by the subject property on Eureka Road on a daily basis. In addition, another 49,500 vehicles per day pass by on Telegraph Road to the west.

The Southland Center Mall Property competes within a submarket of approximately 5.9 million sq. ft., including the Southland Center Mall Property, which is comprised of two super regional centers and three Power and Community centers.  The nearest regional mall competition, Fairlane Town Center is located approximately eight miles away and is reported by the appraiser to have low in-line sales per sq. ft.  Secondary competition comes from three large community and power centers, but each of these is also located over five miles away.  The submarket has an average occupancy rate average of 92.9%.

Southland Center Mall Property has shown improving inline store sales with the improved performance of the automobile manufacturing sector and Southeast Michigan as a whole.

The chart below details the Southland Center Mall Property’s competitive set.

Competitive Property Summary(1)
Property	Owner	Built / Renovated	Total GLA	Anchor Tenants	Occupancy %(2)	Proximity (miles)
Southland Center Mall Property	Rouse Properties, Inc.	1970 / 1976, 1983, 1988, 1992 & 2006	903,520	Macy’s, JC Penney	88.5%	Subject
Fairlane Town Center	Taubman Centers	1976 / 2000	2,281,987	Macy’s, Sears, JC Penney, AMC Theaters	99.0%	8.0 miles
Westland Center	Trademark Property Company	1965 / 2000	1,113,750	Macy’s, Sears, JC Penney, Kohl’s	99.0%	14.0 miles
(1)	Source: Appraisal
(2)	Based on total mall GLA including any non-collateral anchors

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	3/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$7,525,798	$7,055,270	$6,674,735	$6,495,052	$6,545,612	$10.71
% In Lieu and % Rent Income	399,812	702,951	833,436	855,884	876,494	1.43
Other Rent - Permanent	78,395	64,614	58,578	40,720	40,720	0.07
Gross Potential Rent	$8,004,005	$7,822,836	$7,566,749	$7,391,656	$7,462,826	$12.21
Total Recoveries	5,783,201	5,372,911	5,345,789	5,323,550	5,087,870	8.33
Total Other Income(3)	3,154,303	2,958,674	2,937,225	2,963,993	2,994,045	4.90
Less: Total Vacancy	(243,808)	(238,779)	(129,743)	(99,018)	(99,018)	(0.16)
Effective Gross Income	$16,697,701	$15,915,642	$15,720,020	$15,580,181	$15,445,722	$25.27
Total Operating Expenses	6,752,153	6,795,559	6,508,315	$6,637,432	7,027,502	11.50
Net Operating Income	$9,945,547	$9,120,083	$9,211,705	$8,942,749	$8,418,221	$13.77
TI/LC	0	0	0	0	610,833	1.00
Capital Expenditures	0	0	0	0	152,708	0.25
Net Cash Flow	$9,945,547	$9,120,083	$9,211,705	$8,942,749	$7,654,679	$12.53
(1)	U/W Per Sq. Ft. based on collateral square footage of 611,143.
(2)	Underwritten Base Rent includes rent steps of $133,196 and are taken through August 2013.
(3)	Total Other Income includes specialty leasing, other rental income and other income.

Property Management. The Southland Center Mall Collateral is managed by Rouse, the Sponsor.

Lockbox / Cash Management. The Southland Center Mall Loan is structured with a hard lockbox and springing cash management. Tenants under leases having a term of one year or more are required to make monthly deposits directly to the lender controlled lockbox account and the Borrower is required to deposit all forfeited security deposits  into the lockbox at all times while the Southland Center Mall Loan is outstanding. In addition to these rents and security deposits, to the extent (i) the debt service coverage ratio falls below

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23000 Eureka Road Taylor, MI 48180	Collateral Asset Summary Southland Center Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,750,000 68.8% 1.49x 10.7%

1.15x and until the  debt service coverage ratio is equal to at least 1.20x for two consecutive calendar quarters, or (ii) there is an event of default under the Southland Center mall Loan documents (each being a “Triggering Event”), Borrower is  required to  cause all other revenue  from the Southland Center Mall Collateral to be deposited into the lockbox account. Upon the occurrence of a Triggering Event, all funds in the lockbox account are  swept daily to a cash management account under the control of the lender. All amounts remaining in the cash management account after monthly debt service and deposits to the escrow accounts shall be deposited in the excess cash reserve.

Initial Reserves. At loan closing the Borrower  deposited (i) $947,500 into the TI/LC reserve, (ii) $38,625 into the deferred maintenance reserve, (iii) $1,613,590 into the tax reserve account, and (iv) $3,500,000 into the general property reserve fund.

Ongoing Reserves. On a monthly basis, the borrower  is required to deposit reserves of (i) $193,650 into a tax reserve account, (ii) $21,150 into a rollover reserve and, (iii) $21,420 into the replacement reserve account.  Insurance escrows will spring in the event that the blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. Not permitted.

Partial Release. Not permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23000 Eureka Road Taylor, MI 48180	Collateral Asset Summary Southland Center Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,750,000 68.8% 1.49x 10.7%

N
Vacant
Macy's
JCPenney
Best Buy
Olga's Kitchen
Journeys
GameStop
Vanity
Torrid
Charlotte Russe
MW Tux
Sbarro
Forever 21
Vacant
Ruby Tuesday
Lenscrafters
Finish Line
Champs Sports
Victoria's Secret
Express Men
Aeropostale
Dairy Queen
Cookies
Pacsun
Justice
Buckle
Bath & Body Works
Vacant
Vacant
Lane Bryant
New York & Company
CJ Banks
Foot Locker
Zales Jewelers
The Children's Place
Footaction USA
Hot Topic
F.Y.E.
Southland Music Center
GNC
H&R Block
Vacant
Vacant
Vacant
Pretzel Peddler
Automated Financial ATM

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23000 Eureka Road Taylor, MI 48180	Collateral Asset Summary Southland Center Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,750,000 68.8% 1.49x 10.7%

Southland Center Mall
23000 Eureka Road
Taylor, MI 48180
Detroit
Dearborn Heights
River Rouge Park
Dearborn
Melvindale
River Rouge
Allen Park
Romulus
Lincoln Park
Ecorse
Wayne County
Taylor
Detroit Metro-Wayne County Airport
Southgate
Wyandotte
Riverview
Detroit River
Brownstown Township
Woodhaven
Trenton
Grosse Isle
Willow Metropark
Oakwoods Metropark
Flat Rock
Gibraltar
Grosse Isle Municipal Airport
Trenton Channel
Monroe County
U.S.
Canada
Downtown Detroit 8 miles
Detroit Industrial Frwy
Fisher Frwy
Southfield Frwy
Eureka Rd
Pennsylvania Rd
Sibley Rd
King Rd
West Rd
Van Horn Rd
Telegraph Rd
Goddard Rd
Northline Rd
Ecorse Rd
Wick Rd
Annapolis St
Van Born Rd
Ford Rd
Michigan Ave
Windsor
Ontario
Michigan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 MetroTech Center Brooklyn, NY 11201	Collateral Asset Summary Two MetroTech	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,911,187 62.0% 1.30x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 MetroTech Center Brooklyn, NY 11201	Collateral Asset Summary Two MetroTech	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,911,187 62.0% 1.30x 9.6%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office – CBD
Sponsor:	Forest City Enterprises, Inc		Collateral:	Leasehold
Borrower:	Forest City Bridge Street Associates II, LLC		Location:	Brooklyn, NY
Original Balance:	$76,000,000		Year Built / Renovated:	1989 / NAP
Cut-off Date Balance:	$75,911,187		Total Sq. Ft.:	511,920
% by Initial UPB:	6.2%		Property Management:	First New York Partners Management, LLC
Interest Rate:	5.1500%		Underwritten NOI:	$7,264,267
Payment Date:	6th of each month		Underwritten NCF:	$6,482,071
First Payment Date:	July 6, 2012		Appraised Value:	$122,400,000
Maturity Date:	June 6, 2022		Appraisal Date:	March, 28, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI(4)
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$3,075,924 (January 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2nd Most Recent NOI:	$12,325,268 (January 31, 2011)
			3rd Most Recent NOI:	$14,413,730 (January 31, 2010)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$1,796,760	$299,460	Most Recent Occupancy(5):	89.6% (June 30, 2012)
Insurance:	$0	Springing	2nd Most Recent Occupancy:	46.8% (January 31, 2012)
Replacement:	$0	$12,520	3rd Most Recent Occupancy:	58.3% (January 31, 2011)
TI/LC(2):	$11,400,181	$52,648	4th Most Recent Occupancy:	100.0% (January 31, 2010)
Deferred Maintenance:	$28,438	$0	(1)	See “Initial Reserves” and “Ongoing Reserves” below.
Debt Service Reserve(3):	$1,200,000	$0	(2)
Of the $11,400,181 TI/LC reserved, $8,900,181 is for outstanding tenant improvements and landlord work, and $2,500,000 is for future tenant improvement and leasing commission obligations for vacant space. Of the $8,900,181 in outstanding tenant improvements and landlord work, $5,688,457 relates to IRS, $2,293,130 relates to NYU-Poly, $779,594 relates to DoITT, $99,000 relates to SIAC (former tenant), and $40,000 relates to Five Guys Burgers and Fries.

Ground Rent Reserve:	$104,541	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$148
Balloon Balance / Sq. Ft.:		$123	(3)	The $1,200,000 reserve fund is established to cover shortfalls that may arise due to the IRS not taking occupancy until September, 2012.
Cut-off Date LTV:		62.0%
Balloon LTV:		51.3%	(4)
The reduction in NOI is due to a former tenant, the Securities Industry Automation Corporation (“SIAC”), reducing and ultimately completely vacating their space at the Two MetroTech Property. Up until November, 2010, SIAC occupied 83% of the Two MetroTech Property.  The Two MetroTech Property has subsequently been leased back up to 89.6%.

Underwritten NOI DSCR:		1.46x
Underwritten NCF DSCR:		1.30x
Underwritten NOI Debt Yield:		9.6%
Underwritten NCF Debt Yield:		8.5%
			(5)
Occupancy includes the IRS tenant who has a signed lease for 124,653 sq. ft. but has not yet taken occupancy and has not commenced rent payments. The IRS is expected to take occupancy of its space in September, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 MetroTech Center Brooklyn, NY 11201	Collateral Asset Summary Two MetroTech	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,911,187 62.0% 1.30x 9.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.	% of Total Annual U/W Base Rent	Lease Expiration
NYC Department of Information Technology and Telecommunications (1)	AA/Aa2/AA	149,815	29.3%	$34.77	34.0%	1/4/2031
IRS(2)	AAA/Aaa/AA+	124,653	24.4	$30.13	24.5	8/31/2022
Polytechnic Institute of NYU (3)	NR/Aa3/AA-	89,149	17.4	$30.58	17.8	3/31/2027
NYC School of Construction Authority(4)	AA/Aa2/AA	63,128	12.3	$37.49	15.4	10/31/2020
National Labor Relations Board (5)	AAA/Aaa/AA+	23,238	4.5	$36.51	5.5	9/10/2016
Subtotal / Wtd. Avg.		449,983	87.9%	$33.13	97.2%

Other	NAP	8,529	1.7%	$49.50	2.8%	Various
Vacant	NAP	53,408	10.4	NAP	NAP	NAP
Total / Wtd. Avg.		511,920	100.0%	$33.43	100.0%
(1)
U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent have been straight-lined applying current rent and contractual rent steps on January 5, 2016 and January 5, 2021.  Tenant has termination rights on the 7th and 10th year anniversaries of each space’s commencement date. The rent start dates range from 1/5/2011 to 6/20/2011 as the tenant occupies space on the 2nd floor, 4th floor, 5th floor, 9th floor, 12th floor, and basement. Tenant is required to pay to borrower within 180 days after receipt of termination notice, the unamortized portion (amortization begins as of commencement date) of borrowers tenant improvement contribution, determined on a per rentable sq. ft. basis. The Borrower’s contribution is $2,972,170.

(2)
U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent have been straight-lined applying current rent and the contractual rent decreases on September 1, 2017. The underwritten rent is less than the current base rent, due to the rent step rent being $436,377 less than current rent. The tenant may terminate any time after the 5th year upon 180 days’ notice. The tenant is expected to take occupancy of its space in September, 2012.

(3)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base have been straight-lined applying current rent and contractual rent steps on April 1, 2017 and April 1, 2022.
(4)
U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent have been straight-lined applying the current rent and contractual rent step on November 1, 2015. Tenant may terminate at any time upon at least 18 months prior notice.

(5)
U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent have been straight-lined applying current rent and the contractual rent decreases on September 11, 2013. The underwritten rent is less than the current base rent, due to the rent step rent being $148,625 less than current rent. The tenant may terminate any time after September, 2013 upon 180 days’ notice.

Lease Rollover Schedule
Year	# of Tenants Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1) (2)	% U/W Base Rent Rolling(1) (2)	Cumulative % of U/W Base Rent(1) (2)
MTM	2	2,075	0.4%	2,075	0.4%	$36.01	0.5%	0.5%
2012	0	0	0.0	2,075	0.4%	$0.00	0.0	0.5%
2013	0	0	0.0	2,075	0.4%	$0.00	0.0	0.5%
2014	0	0	0.0	2,075	0.4%	$0.00	0.0	0.5%
2015	0	0	0.0	2,075	0.4%	$0.00	0.0	0.5%
2016	1	23,238	4.5	25,313	4.9%	$36.51	5.5	6.0%
2017	0	0	0.0	25,313	4.9%	$0.00	0.0	6.0%
2018	0	0	0.0	25,313	4.9%	$0.00	0.0	6.0%
2019	0	0	0.0	25,313	4.9%	$0.00	0.0	6.0%
2020	1	63,128	12.3	88,441	17.3%	$37.49	15.4	21.5%
2021	1	2,887	0.6	91,328	17.8%	$70.00	1.3	22.8%
Thereafter	4	367,184	71.7	458,512	89.6%	$32.24	77.2	100.0%
Vacant	NAP	53,408	10.4	511,920	100.0%	NAP	NAP
Total / Wtd. Avg.	9	511,920	100.0%			$33.43	100.0%
(1)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent includes contractual rent steps and decreases through the loan term for investment grade rated tenants.
(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

The Loan.  The Two MetroTech loan (the “Two MetroTech Loan”) is a $76.0 million fixed rate loan secured by the borrower’s leasehold interest in a 511,920 sq. ft. Class A, CBD office property located at 2 MetroTech Center in Brooklyn, New York (the “Two MetroTech Property”).  The $76.0 million first mortgage loan has a 10-year term and amortizes on a 30-year schedule.  The Two MetroTech Loan accrues interest at a fixed rate equal to 5.1500%.  Loan proceeds, with an additional equity contribution of $4.2 million, were used to retire approximately $64.2 million of existing debt, fund upfront reserves totaling approximately $14.5 million, and pay closing costs of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 MetroTech Center Brooklyn, NY 11201	Collateral Asset Summary Two MetroTech	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,911,187 62.0% 1.30x 9.6%

approximately $1.4 million.  Based on the appraised value of the Two MetroTech Property of $122.4 million as of March 28, 2012, the cut-off date LTV is 62.0%.

The Borrower / Sponsor.  The borrower, Forest City Bridge Street Associates II, LLC (the “Borrower”), is a newly-formed, single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  Forest City Enterprises, Inc (the “Sponsor”) is the non-recourse carveout guarantor for the Two MetroTech Loan. The Borrower is 100% owned by Forest City Bridge Street Associates, L.P., and is a subsidiary of the Sponsor. The non-recourse carve-out guarantee is limited in scope to certain events of bankruptcy of the Borrower and the total liability under the non-recourse carve-out guarantee is limited to $20,000,000.

The Sponsor is a national real estate company founded in 1920 that, as of January 31, 2012, reported $10.5 billion in total assets. The Sponsor is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. The Sponsor has developed and/or acquired retail projects for more than 50 years and office and mixed-use projects for more than 30 years. As of January 31, 2012, the Sponsor owned interests in 96 completed properties including 49 office properties (13.5 million gross leasable sq. ft.), 17 regional malls (gross leasable area of 9.3 million sq. ft.), 28 specialty retail centers (gross leasable area of 6.8 million sq. ft.), and 2 hotels (1,015 rooms). The Sponsor is currently traded on the New York Stock Exchange (NYSE: FCEA and FCEB).

The Property.  The Two MetroTech Property consists of a Class A, 10-story, CBD office building located in the Downtown Brooklyn office submarket of Brooklyn, New York.  The Two MetroTech Property was constructed in 1989 and contains 511,920 sq. ft. of rentable office space.  There is a total of 9 tenants leasing at the Two MetroTech Property. In addition, there is a two-level parking garage with 175 spaces.

The Two MetroTech Property, developed and owned by the Sponsor is part of a larger complex, Metro Tech, which is a 7.6 million square foot academic, commercial and high technology complex situated around a 3.3-acre tract. The buildings range in size from 250,000 to over 1,000,000 square feet. Tenants include the IRS, National Grid, JPMorgan Chase, NYC DoITT, and the NYC FDNY.

The Two MetroTech Property is located 5 minutes from downtown Manhattan, 15 minutes from midtown Manhattan, and is well located with access to 12 subway lines (2, 3, 4, 5, A, C, F, M, N, R, Q, G) as well as the Long Island Rail Road.

The developer and Sponsor of the Two MetroTech Property lease the property under a ground lease from the City of New York. The ground lease commenced in August 1990 and expires in March 2087. Current ground rent is $240,000 per annum. Beginning in 2025, the ground rent will be adjusted to be 10% of the fair market value of the land, considered as unimproved and unencumbered by the ground lease, and subsequent reappraisals are required to be done every 10 years. In addition to the ground rent payment, there is an additional payment made by the Borrower in an amount sufficient to result in the full amortization of $10,289,431, using an interest rate equal to 5.24%, compounded quarterly. The additional payment calculated is $1,014,481. The additional installation payments commenced August 2011 and continue through August 2025 and have been underwritten

Major Tenants.  The Two MetroTech Property includes 9 tenants.  The largest five tenants in aggregate lease 87.9% of the net rentable area and account for 97.2% of the gross potential rental income.

Department of Information Technology and Telecommunications (“DoITT”) (149,815 sq. ft., 29.3% NRA, 34.0% of underwritten occupied base rent):  DoITT is a New York City government entity responsible for maintaining the foundational IT infrastructure and systems that touch every aspect of City life – from public safety to human services, from education to economic development – crossing the full spectrum of government operations.  With more than 1,200 staff at seven locations and an operating budget of $375 million, DoITT works to empower New Yorkers and the agencies that serve them with innovative and accessible technology solutions.  New York City General Obligation bonds are rated AA/Aa2/AA by Fitch/Moody’s/S&P.

Internal Revenue Service (“IRS”) (124,653 sq. ft., 24.4% NRA, 24.5% of underwritten occupied base rent):  The IRS is a bureau of the Department of the Treasury and is organized to carry out the responsibilities of the secretary of the Treasury. The Secretary of the Treasury has full authority to administer and enforce the internal revenue laws and has the power to create an agency, the IRS, to enforce these laws.  The United States of America is rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P.

Polytechnic Institute of NYU (“NYU-Poly”) (89,149 sq. ft., 17.4% NRA, 17.8% of underwritten occupied base rent):  NYU-Poly (formally Polytechnic University), an affiliate of New York University, is a comprehensive school of engineering, applied sciences, technology and research, and is rooted in a 156-year tradition of invention, innovation and entrepreneurship. The institution, founded in 1854, is the nation’s second-oldest private engineering school. Its main campus is located at the Two MetroTech Property, and it also offers programs at sites throughout the region and around the globe. New York University is rated NR/Aa3/AA- by Fitch/Moody’s/S&P.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 MetroTech Center Brooklyn, NY 11201	Collateral Asset Summary Two MetroTech	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,911,187 62.0% 1.30x 9.6%

NYC School of Construction Authority (“SCA”) (63,128 sq. ft., 12.3% NRA, 15.4% of underwritten occupied base rent): The SCA was established by the New York State Legislature in December 1988 to build new public schools and manage the design, construction and renovation of capital projects in New York City’s more than 1,200 public school buildings, half of which were constructed prior to 1949. Following changes in school governance law in October of 2002, management of the Department of Education’s Capital Program was consolidated under one agency, the SCA, and the Mayor became responsible for appointing the three SCA Trustees. The SCA is solely accountable for planning, real estate, and budgeting, as well as the scoping, design and construction of new schools, additions and capital improvements to existing schools. New York City General Obligation bonds are rated AA/Aa2/AA by Fitch/Moody’s/S&P.

National Labor Relations Board (“NLRB”) (23,238 sq. ft., 4.5% NRA, 5.5% of underwritten occupied base rent):  The NLRB is an independent federal agency that protects the rights of private sector employees to join together, with or without a union, to improve their wages and working conditions. The United States of America is rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P.

The Market.  The Two MetroTech Property is bounded by MetroTech Center on the north, Willoughby Street on the south, Bridge Street on the east, and Lawrence Street on the west, in the Downtown section of the Borough of Brooklyn, City and State of New York. The property is located in the Brooklyn Office Market, and is further defined as being located in the Downtown Brooklyn submarket.  The Brooklyn Office Market has four major components. These include industrial buildings that have been converted to office use; Class B buildings; Class A space such as MetroTech and neighborhood office space that includes upper floor spaces found in many retail buildings (Class C space).

According to the appraisal, the Brooklyn Office Market had an inventory of 1,241 buildings accounting for roughly 36.4 million sq. ft. as of the fourth quarter of 2011. The overall Brooklyn Office Market had a direct vacancy rate of 9.8% and average rental rates of $28.22 per sq. ft. The Downtown Brooklyn Submarket had an inventory of 173 buildings accounting for roughly 20.8 million sq. ft. or 57.2% of the region’s inventory as of the fourth quarter of 2011. The overall Downtown Brooklyn Submarket had a direct vacancy rate of 9.3% and average rental rates of $34.23 per sq. ft.

Two MetroTech Property’s submarket consists of 7,095,877 sq. ft. of office space within 11 buildings. The submarket consists of competitive Class A buildings located in Downtown Brooklyn. This submarket has a current direct vacancy rate of 2.0% and an overall vacancy rate of 8.0%. Offering rents for office space in the submarket range from $19.50 to $35.00 per sq. ft. with an average of $32 per sq. ft. inclusive of electric. Two buildings, 4 MetroTech Center and 10 MetroTech Center, which were identified by the appraiser as comparable buildings, were removed from the submarket statistics above. According to the appraisal, 10 MetroTech center was constructed in 1963, renovated in 1991, and its finishes are more indicative of a Class B building. The 4 MetroTech Center, a 900,000 sq. ft. office building which is currently 33% leased, was fully occupied by JP Morgan Chase; however, due to the economic downturn, and in light of mergers, they have reduced and/or relocated headcount such that they effectively vacated the building and are now offering the space for sublease. Many public agencies are precluded from entering into subleases and many private sector tenants prefer a real estate oriented landlord, which has hindered leasing in this building.

Two MetroTech Property Recent Leases(1)
Tenant	Sq. Ft.	Base Rent Per Sq. Ft.	Lease Term (Months)	Lease Start	Lease Expiration
IRS(2)(3)	124,653	$31.76	120	9/1/2012	8/31/2022
NYU-Poly	89,149	$29.00	181	3/9/2012	3/31/2027
Total / Wtd. Avg.	213,802	$30.61	145
(1)	Source: In-place rent roll dated June 30, 2012 and tenant leases.
(2)
Base Rent of $31.76 per sq. ft. includes rent of $7.33 per sq. ft. for the amortization of the tenant’s contribution to TI cost for the first 5 years of the lease. Starting in year 6 the rental rate will be $28.26 per sq. ft.

(3)	Tenant will take 11,040 sq. ft. of occupancy beginning 8/1/2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 MetroTech Center Brooklyn, NY 11201	Collateral Asset Summary Two MetroTech	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,911,187 62.0% 1.30x 9.6%

Summary of Comparable Office Properties
Building	Year Completed	Size (Sq. Ft.)	Direct Sq. Ft. Vacant	Vacant Rate %	Direct Sq. Ft. Vacant w/ sublet	Vacant Rate w/ sublet %
Brooklyn Renaissance Plaza	1998	850,975	0	0.0%	0	0.0%
111 Livington St	1971	397,650	0	0.0%	0	0.0%
1 Metrotech Ctr	1991	933,000	38,559	8.0%	334,476	35.8%
Two MetroTech Property	1989	511,920	53,408	10.4%	53,408	10.4%
3 Metrotech Ctr	1990	600,000	0	0.0%	0	0.0%
9 Metrotech Ctr	1997	317,000	0	0.0%	0	0.0%
11 Metrotech Ctr	1993	216,000	0	0.0%	0	0.0%
12 Metrotech Ctr	2005	1,387,607	0	0.0%	0	0.0%
15 Metrotech Ctr	2003	691,645	0	0.0%	251,938	36.4%
1 Pierrepont Plz	1991	711,000	14,200	2.0%	14,200	2.0%
2 Hanson Place	NA	470,000	5,208	2.0%	5,208	2.0%
Total / Wtd. Avg.		7,086,797	111,375	2.1%	659,230	9.4%
Source: Appraisal and 3rd party reports.

Cash Flow Analysis.

Cash Flow Analysis (1)
	1/31/2010	1/31/2011	1/31/2012	U/W	U/W Per Sq. Ft.
Base Rent(2)	$17,078,961	$17,021,634	$16,993,919	$14,986,724	$29.28
(Concessions)	0	0	($86,873)	0	0.00
Rent Steps(3)	0	0	0	341,207	0.67
Gross Potential Rent	$17,078,961	$17,021,634	$16,907,046	$15,327,930	$29.94
Total Recoveries	5,100,223	3,827,605	1,724,730	368,670	0.72
Parking Income	850,000	850,599	1,073,164	1,040,304	2.03
Total Other Income	99,351	327,467	268,171	3,596	0.01
Less: Vacancy (4)	0	(2,348,187)	(7,702,363)	0	0.00
Effective Gross Income	$23,128,536	$19,679,116	$12,270,749	$16,740,500	$32.70
Total Operating Expenses	8,714,806	7,353,848	9,194,824	9,476,233	18.51
Net Operating Income	$14,413,730	$12,325,268	$3,075,924	$7,264,267	$14.19
TI/LC	0	0	0	631,976	1.23
Capital Expenditures	0	0	0	150,220	0.29
Net Cash Flow	$14,413,730	$12,325,268	$3,075,924	$6,482,071	$12.66
(1)
The reduction in NOI is due to a former tenant, the Securities Industry Automation Corporation (“SIAC”), reducing and ultimately completely vacating their space at the Two MetroTech Property. Up until November, 2010, SIAC occupied 83% of the Two MetroTech Property.

(2)	U/W Base Rent is based on the rent roll dated March 31, 2012 and tenant leases.
(3)	U/W Rent Steps includes straight-lining of contractual rent increases and decreases through the loan term for investment grade rated tenants.
(4)	U/W Vacancy is based on actual physical vacancy as of the rent roll dated January 31, 2012, and is equal to 12.3% on a sq. ft. basis.

Property Management.    The Two MetroTech Property is managed by First New York Partners Management, LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The Two MetroTech Loan is structured with a hard lockbox and springing cash management.  Active cash management and a sweep of excess cash flow are triggered upon the occurrence of one of the following events:  (i) an event of default by the Borrower or (ii) upon any tenant’s notice of its intent to exercise an early termination right under the term of its lease. If the cash flow sweep is triggered by a tenant’s notice of its intent to exercise an early termination right, swept cash flow will be capped at $30 per sq. ft. multiplied by the sq. ft. of the tenant who provided notice of such intent to terminate its lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 MetroTech Center Brooklyn, NY 11201	Collateral Asset Summary Two MetroTech	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,911,187 62.0% 1.30x 9.6%

Initial Reserves.    At closing, the Borrower deposited (i) $1,796,760 into a tax reserve account, (ii) $28,438 into a deferred maintenance account, (iii) $11,400,181 into a TI/LC reserve account, (iv) $1,200,000 into a debt service reserve account and (v) $104,541 into a ground rent reserve account.

An $11,400,181 TI/LC reserve was established at closing for existing or future tenant improvement and leasing commission obligations. $8,900,181 was identified by the lender as outstanding tenant improvements and landlord work obligations, and $2,500,000 was identified for future tenant improvement and leasing commission obligations for vacant space.

The $1,200,000 reserve fund is established to cover shortfalls that may arise due to the IRS not taking occupancy until September, 2012. The IRS will not begin paying rent until they have taken occupancy of their space.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $299,460 into a tax reserve account, (ii) $12,520 into a reserve account, and (iii) $52,648 into the TI/LC reserve account. The Borrower funded one months ground rent into the ground rent deserve at closing.  In the event of default, or if Borrower does not pay ground rent prior to the date when due under the ground lease, the funds deposited at closing will be available, at which point a springing ground rent reserve will also be triggered.

Current Mezzanine or Subordinate Indebtedness.     None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Not permitted.

Partial Release.   Not permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 MetroTech Center Brooklyn, NY 11201	Collateral Asset Summary Two MetroTech	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,911,187 62.0% 1.30x 9.6%

Two MetroTech
2 MetroTech Center
Brooklyn, NY 11201
Manhattan
Little Italy
Chinatown
Lower East Side
Financial District
Tribeca
East River
FDR Drive
Brooklyn Bridge
Manhattan Bridge
DUMBO
Brooklyn Navy Yard
Flushing Ave
Brooklyn-Queens Expwy
Commodore Barry Park
Downtown Brooklyn
Clinton Hill
Brooklyn Heights
Polytech Institute of NYU
CUNY of Technology
Brooklyn Law School
Long Island University Brooklyn Campus
Fort Greene Park
Pratt Institute
Myrtle Ave
DeKalb Ave
Lafayette Ave
Fulton St
Atlantic Ave
Cobble Hill
Boerum Hill
Brooklyn
Carroll Gardens
Red Hook
Gowanus
Park Slope
Prospect Heights
Prospect Park
Gowanus Expwy
Brooklyn-Queens Expwy
Brooklyn-Battery Tunnel
278
478
Tillary St
York St
Front St
Gold St
Navy St
Portland Ave
Carlton Ave
Vanderbilt Ave
Washington Ave
Flatbush Ave
Livingston St
Union St
Atlantic Center
Atlantic Yards
Barclays Center (under construction)
Grand St
Canal St
East Broadway
Staten Island
Brooklyn
Queens
Bronx
Manhattan
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Office – CBD
Sponsor:	Simon Glick, Menashe Frankel and		Collateral:	Fee Simple
	Yecheskel Frankel		Location:	Trenton, NJ
Borrower:	33-50 State Street LLC		Year Built / Renovated:	1988 and 1989 / NAP
Original Balance:	$73,500,000		Total Sq. Ft.:	473,658
Cut-off Date Balance:	$73,411,686		Property Management(2):	Ten to Five Management LLC
% by Initial UPB:	6.0%		Underwritten NOI:	$8,216,589
Interest Rate:	5.0000%		Underwritten NCF:	$7,487,098
Payment Date:	6th of each month		Appraised Value:	$101,100,000
First Payment Date:	July 6, 2012		Appraisal Date:	March 20, 2012
Maturity Date:	June 6, 2022
Amortization:	360 months		Historical NOI
Additional Debt:	None		Most Recent NOI:	$7,592,428 (December 31,2011)
Call Protection:	L(25), D(91), O(4)		2nd Most Recent NOI:	$7,638,399 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place		3rd Most Recent NOI:	NAV

Reserves(1)			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	94.5% (April 1, 2012)
Taxes:	$508,083	$195,416	2nd Most Recent Occupancy:	95.0% (December 31, 2011)
Insurance:	$88,594	$9,229	3rd Most Recent Occupancy:	95.0% (December 31, 2010)
Replacement:	$0	$9,868	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
TI/LC:	$0	$39,472	(2)
For a period of no greater than 60 days after the closing of the Trenton Office Portfolio Loan, the prior manager of the Trenton Office Portfolio Property, Brandywine Brokerage Services LLC, an entity not affiliated with the Borrower, has agreed to manage the Trenton Office Portfolio Property and assist in the transition to Ten to Five Management LLC.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$155
Balloon Balance / Sq. Ft.:		$128
Cut-off Date LTV:		72.6%
Balloon LTV:		59.8%
Underwritten NOI DSCR:		1.74x
Underwritten NCF DSCR:		1.58x
Underwritten NOI Debt Yield:		11.2%
Underwritten NCF Debt Yield:		10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

Tenant Summary
Tenant	Ratings (S&P/Moody’s/Fitch)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(2) (3)	% of Total Annual U/W Base Rent(2) (3)	Lease Expiration
State of New Jersey	AA-/Aa3/AA-	409,617	86.5%	$17.45	88.6%	12/31/2022
TD Bank North	AA-/Aa2/AA-	6,218	1.3	$19.00	1.5	6/30/2018
Bank of America	A-/Baa1/A-	4,163	0.9	$36.53	1.7	2/28/2023
Sovereign Bank	BBB+/A3/BBB	3,583	0.8	$24.50	1.1	6/30/2014
Subtotal /Wtd. Avg.		423,581	89.4%	$18.21	92.8%

Other	Various	23,985	5.1	$24.31	7.2%	Various
Vacant	NAP	26,092	5.5	NAP	NAP	NAP
Total/Wtd. Avg.		473,658	100.0%	$18.03	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
U/W Base Rent Per Sq. Ft. and % of Total Annual Base Rent include contractual rent steps through December 31, 2012, but do not include straight-line rent for the State of New Jersey or Bank of America, which amount is included in the underwritten net cash flow.

(3)	U/W l Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.
(4)
The State of New Jersey occupies space in 50 West State Street and 33 East State Street under multiple leases.  The tenant has a one-time option to terminate these leases as of December 31, 2019 upon not less than 18 months notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	1	1,157	0.3%	1,157	0.3%	$0.00	0.0%	0.0%
2012	0	0	0.0	1,157	0.3%	$0.00	0.0	0.0%
2013	4	4,761	1.1	5,918	1.3%	$31.25	1.8	1.8%
2014	3	6,382	1.4	12,300	2.7%	$24.89	2.0	3.8%
2015	3	3,405	0.8	15,705	3.5%	$25.21	1.1	4.9%
2016	3	5,699	1.3	21,404	4.8%	$23.80	1.7	6.6%
2017	1	2,538	0.6	23,942	5.3%	$18.91	0.6	7.2%
2018	3	9,844	2.2	33,786	7.5%	$21.53	2.6	9.8%
2019	0	0	0.0	33,786	7.5%	$0.00	0.0	9.8%
2020	0	0	0.0	33,786	7.5%	$0.00	0.0	9.8%
2021	0	0	0.0	33,786	7.5%	$0.00	0.0	9.8%
Thereafter	4	413,780	92.5	447,566	100.0%	$17.60	90.2	100.0%
Vacant	NAP	26,092	NAP			NAP	NAP
Total / Wtd. Avg.	22	473,658	100.0%			$18.03	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease.  Such early termination dates are not considered in this chart.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through December 31, 2012, but do not include straight-line rent for the State of New Jersey and Bank of America, which amount is included in the underwritten net cash flow.

(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

The Loan.    The Trenton Office Portfolio loan (the “Trenton Office Portfolio Loan”) is a $73.5 million ($155.18 per sq. ft.) fixed rate loan secured by the borrower’s fee interest in two Class A, CBD office properties totaling 473,658 sq. ft. and located at 33 West State Street and 50 East State Street, Trenton, New Jersey (the “Trenton Office Portfolio Properties”). The $73.5 million first mortgage loan has a 10-year term and amortizes on a 30-year schedule.  The Trenton Office Portfolio Loan accrues interest at a fixed rate equal to 5.000%.

Loan proceeds were used to refinance existing debt of approximately $68.9 million, fund upfront reserves totaling approximately $597,000, pay closing costs of approximately $372,000, and pay swap breakage costs of approximately $5.8 million resulting in the borrower contributing approximately $2 million of new equity.  Based on the appraised value of $101.1 million as of March 20, 2012, the cut-off date LTV is 72.6%.

The Borrower / Sponsor.    The borrower, 33-50 State Street LLC (the “Borrower”), is a single purpose, Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The Borrower is 100% owned by Muddy Puddles LLC, an entity  50% owned by Trenton Center Members LLC (an affiliate of Lakestar Properties) and 50% owned by Peppa Partners, LLC (an affiliate of the Louis and Simon Glick 1987 New Jersey Trust).  The primary principals of Lakestar Properties are Menashe and Yecheskel Frankel.  The sponsors of the Borrower and the non-recourse carveout guarantors are Simon Glick, Yecheskel Frankel, and Menashe Frankel, jointly and severally.

Mr. Glick has been involved in commercial real estate investing for over thirty years and manages the Glick family investments through various entities.  The Glick family has actively invested its capital across a wide variety of asset classes for over three decades, including twice having an interest in the acquisition of Canary Wharf (both in 1995 and 2004).  Mr. Glick provided a letter stating that the combined net worth of Simon Glick and trusts benefiting the Glick family is not less than $100 million and liquidity is not less than $20 million, as of April 24, 2012.

Both Yecheskel and Menashe Frankel are principals of Lakestar Properties, a real estate investment company that is located in Lakewood, New Jersey. Lakestar has invested in over 6 million sq. ft. of commercial space valued at over $500 million.  As of April 24, 2012, Menashe Frankel reported liquidity of $1.5 million, total assets of $29 million, and a total net worth of $25.5 million. As of April 24, 2012, Yecheskel Frankel reported liquidity of $1.0 million, total assets of $14.5 million, and total net worth of $13.5 million.

The Properties.    The Trenton Office Portfolio Properties consist of two Class A mid-rise office buildings located at 50 East State Street and 33 West State Street,  in Trenton, New Jersey, the capital of the State of New Jersey, within three blocks of the Capitol Building.  Trenton is located approximately 30 miles northeast of Philadelphia and 50 miles southwest of New York City.   The  Trenton Office Portfolio Properties have a combined 473,658 sq. ft. of net rentable area and as of April 1, 2012, were collectively 94.5% occupied.

50 East State Street is a seven-story Class A office building that was built in 1989, comprised of 305,884 sq. ft. of net rentable area and is currently 91.7% leased to 18 tenants.  The largest tenant is the State of New Jersey (the Division of Children and Families and the Division of Human Services) (“DCF”) which occupies 246,138 sq. ft. (80.5% of the NRA) under a lease that expires December 31, 2022.  The Commissioner of DCF is located in an adjacent building (not part of the Trenton Office Portfolio Properties).  The remaining tenants at 50 East State Street include two bank branches (TD Bank and Bank of America),  other ground floor retail tenants, three office tenants on the mezzanine level, and seven food court tenants.  The building is configured with 47,248 sq. ft. of retail space on the first floor, 5,660 sq. ft. of office space in the mezzanine level, 5,501 sq. ft. of food court tenant space on the mezzanine level, and 246,138 sq. ft. of office space occupied by DCF on the upper floors of the building.  There is also 1,157 sq. ft. of storage space in the basement of the building.  The mezzanine office space, the food court space, and the upper floor office space are all currently 100% occupied. 50 East State Street is the central location for the Department of Children and Families  in New Jersey, and the only DCF office in Trenton that is not located in this building is the office of the Commissioner of DCF which is located next door.  The State’s leases at both buildings contain a one-time option to terminate the leases effective December 31, 2019, upon not less than 18 months notice. The leases expire on December 31, 2022, and there are no renewal options.

33 West State Street, located one block west of 50 East State Street, is a nine-story Class A office building that was built in 1988, comprised of 167,774 sq. ft. of net rentable area and is currently 99.6% leased to two tenants.  The largest tenant is the State of New Jersey (the Office of Management and Budget and the Treasury Department) which occupies 163,479 sq. ft. (97.4% of the NRA) under a lease that expires December 31, 2022.  The other tenant at 33 West State Street is a bank branch for Sovereign Bank.  The building also includes a six-story, 310-space income generating parking garage which has an attached entrance from the second floor of the garage into the lobby of the 33 West State Street building.  235 spaces in the garage are leased to the State of New Jersey and the remaining 75 spaces are available at a daily rate to the public.  When 33 West State Street was built, a bridge was built to connect 33 West State Street to an adjacent building (not part of the Trenton Office Portfolio Properties) leased by the New Jersey Department of Taxation, to promote efficiency between the departments.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

According to the property manager the Trenton Office Portfolio Properties were built-to-suit for the state agencies, and the state agencies have been in occupancy in both buildings since they were completed in 1988 and 1989.

The Trenton Office Portfolio Properties, located in the heart of downtown Trenton, are situated among a group of mid-rise and low-rise office buildings that are predominantly occupied by state agencies, law firms, lobbyists, and other government related entities.  This is the primary office space market demand in downtown Trenton.  In addition, development constraints (highways, museums, historic buildings, and a river) limit the potential for other office development closer to the Capitol Building.

The immediate office market, in addition to the Trenton Office Portfolio Properties, consists of 13 buildings totaling 1,637,967 sq. ft. of office space and are mostly occupied by state agencies or tenants that serve government agencies. Within one mile of the Trenton Office Portfolio Property, the average occupancy is 99.0%.

Major Tenants.    The Trenton Office Portfolio Properties are currently 94.5% leased as of April 1, 2012 with four of the tenants (89.4% of GLA) having investment grade credit ratings.

State of New Jersey (409,617 sq. ft., 86.5% of NRA, 88.6% of underwritten occupied base rent): The space leased to the State of New Jersey at 33 West State Street is occupied by the Office of Management and Budget (“OMB”) on floors 2 through 7 and by the Treasury Department on floors 1, 8 and 9.  This is OMB’s primary location in Trenton and is proximate to the State Capitol Building (2 blocks west), the Department of Taxation (next door to the west), and the New Jersey Division of Investment, the Division of Banking, and the Controller’s office (across the street).  The OMB’s responsibilities include  coordinating the annual agency based planning process, formulating the annual state budget, processing, recording and reporting all financial data of the State’s various funds, monitoring the accounting of all State agencies, and managing the State’s payroll.

The State of New Jersey lease at 33 West State Street consists of 163,479 sq. ft. of space, which lease commenced January 1, 2008 and expires December 31, 2022.  The current rental rate is $18.00 per sq. ft. and according to the lease, the rate is required to increase by $0.50 per sq. ft. on January 1, 2014 and every two years thereafter.  The tenant has a one-time option to terminate the lease as of December 31, 2019 upon not less than 18 months notice.  The lease is underwritten at the average of the rental rate through December 31, 2019.

The space leased to the State of New Jersey at 50 East State Street is occupied by the DCF on floors 2, 4, 5 and 7, and the Division of Human Services on floors 3 and 6.  Four of DCF’s six primary departments are located at 50 East State Street, including the Division of Youth and Family Services, the Division of Child Behavioral Health Services, the Division of Prevention and Community Partnerships, and the Child Welfare Training Academy.  DCF’s executive offices are located at 20 West State Street (immediately west of the 50 East State Street building).  DCF is staffed by approximately 6,600 employees and focuses on strengthening families and achieving safety, well-being and permanency for all of New Jersey’s children. Current priorities focus on reducing caseloads, developing a trained workforce, managing outcomes by data, and recruiting more safe and loving foster homes for the State’s most vulnerable children.

The State of New Jersey lease at 50 East State Street consists of 246,138 sq. ft. of space which lease commenced January 1, 2008 and expires December 31, 2022. Under said lease 233,620 sq. ft. of space is occupied by the State of New Jersey Department of Treasury Division of Property Management & Construction and has a current rental rate of $18.00 per sq. ft. and 12,518 sq. ft. of space is occupied by the State of New Jersey Department of Treasury Division of Property Management & Construction but the term for such space includes abated rent through December 31, 2012. Pursuant to the lease for the space occupied by the State of New Jersey Department of Treasury Division of Property Management & Construction as of January 1, 2013 the rental rate on this space will increase to $18.00 per sq. ft., and will  increase by $0.50 per sq. ft. as of January 1, 2014 and every two years thereafter.  The tenant has a one-time option to terminate the lease as of December 31, 2019 upon not less than 18 months notice.

The State of New Jersey is rated AA-/Aa3/AA by Fitch/Moody’s/S&P.

TD Bank (6,218 sq. ft., 1.3% at NRA, 1.5% of underwritten occupied base rent): TD Bank, N.A. is a national banking institution that is a subsidiary of Toronto Dominion Bank.  TD Bank is headquartered in Portland, Maine and Cherry Hill, New Jersey and offers banking, insurance, brokerage and investment banking services in 15 states and the District of Columbia.  TD Bank employs over 26,000 people in 1,275 locations.  Toronto-Dominion Bank, which operates as TD Bank Group, became the majority owner of TD Bank in August 2004.  TD Bank Group is headquartered in Toronto, Canada, with more than 85,000 employees in offices around the world.  As of January 31, 2012, TD Bank Group had Canadian $774 billion in assets. The Toronto-Dominion Bank trades on the Toronto and New York stock exchanges under the symbol “TD”.  Toronto-Dominion Bank is rated AA-/Aa2/AA- by Fitch/Moody’s/S&P.

TD Bank leases 6,218 sq. ft. at a base rent of $19.00 per sq. ft. on a fifteen year lease that has approximately six years remaining.  According to the lease, the rental rate is required to increase to $20.00 per sq. ft. on June 1, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

Bank of America (4,163 sq. ft., 0.9% of NRA, 1.7% of underwritten occupied base rent): Bank of America Corporation (NYSE: BAC) is headquartered in Charlotte, North Carolina and is one of the world’s leading financial institutions, serving individuals, small- and middle-market businesses, large corporations, and governments around the world.  As of December 31, 2011, the company operated in all 50 states, the District of Columbia and more than 40 countries. Bank of America’s U.S. retail banking footprint covers approximately 80 percent of the U.S. population and serves approximately 57 million consumer and small business relationships with 5,700 banking centers, 17,750 ATMs, nationwide call centers, and leading online and mobile banking platforms.  The bank provides a diversified range of banking investment management and other financial and risk management products and services.  As of year-end 2011 Bank of America had $2.3 trillion in total assets, total equity of $229 billion, $94.4 billion in revenue and $1.4 billion in net income.  Bank of America is rated A-/Baa1/A- by Fitch/Moody’s/S&P.

Bank of America leases 4,163 sq. ft. at a base rent of $32.00 per sq. ft. on a fifteen year lease that has approximately 10.9 years remaining.  Pursuant to the lease, the rental rate will increase to $35.20 per sq. ft. on March 1, 2013.

The Market.    The Trenton Office Portfolio Properties are situated in the Princeton submarket of the Central New Jersey Office Market.  The City of Trenton is the capital of New Jersey and the county seat of Mercer County. It is located in the central western part of New Jersey, approximately 30 miles northeast of Philadelphia and is located next to the Delaware River which separates Pennsylvania and New Jersey.  Trenton benefits from being close to numerous highways and transportation links to both Philadelphia and New York including Interstate 95, US Route 1, the Garden State Parkway, the Pennsylvania Turnpike, and the Newark International and Philadelphia International Airports.  Amtrak also has a station in Trenton and provides access to Washington DC (2 hours), New York City (1 hour) and other cities in the Northeastern United States.

As of Q4, 2011, the Central New Jersey Office Market had a total supply of 61.5 million sq. ft. of space in 299 buildings and an overall vacancy rate of 21.7%.  The average asking gross lease rate was $23.09 per sq. ft., and the market had total absorption of 2.1 million sq. ft. in 2011.  The Princeton Office Submarket had a total supply of 14.2 million sq. ft. of space and an overall vacancy rate of 15.1%.  The average asking gross lease rate in the submarket was $24.34 per sq. ft., and the submarket had 1,056,040 sq. ft. of absorption in 2011.  The Trenton office market contains over 8.2 million square feet of inventory between its downtown central business district (CBD) and suburban (Non-CBD) markets.  According to commercial real estate performance reports, the Trenton office market had an overall vacancy rate of 15.2% as of the fourth quarter of 2011 with an average asking rent of $23.54 per sq. ft.  Net absorption of space totaled 41,000 sq. ft. for 2011.  There have been no new office completions or additions to the supply of office space in this market in the last three years.

Recent Leases at Trenton Office Portfolio Properties(1)
Tenant	Sq. Ft.	Net Base Rent Per Sq. Ft.	Lease Term (Months)	Lease Start	Lease Expiration
Express Management Holdings	2,538	$18.91	60	5/2012	4/2017
Jersey Health Examiners	1,250	$21.50	60	11/2011	10/2016
Fashion Gallery	4,087	$25.00	60	2/2011	1/2016
Total / Wtd. Avg.	7,875	$22.48	60
(1)	Source: In-place rent roll dated April 1, 2012

Category	Princeton Submarket	Class A & B Buildings >25,000 Sq. Ft. in a one-mile radius of the Trenton Office Portfolio Properties
Existing Supply (Sq. Ft.)	14,200,000	1,637,967
Average Vacant	15.1%	1.3%
Average Rent Per Sq. Ft.	$24.34	NAV
Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

The table below shows the vacancy rate of the Trenton Office Portfolio Properties in comparison to direct competitors in the Princeton submarket.

Summary of Competitive Office Properties(1)
Building	Year Built	Size	% Leased	Asking Rate Per Sq. Ft.	Class
Trenton Office Portfolio Properties	1988-1989	473,658	94.5%	$18.02	A
Station Plaza 4	1985	85,000	100.0%	$9.43	A
Station Plaza 3	1985	158,717	94.0%	$15.00	A
140E Front Street	1981	104,000	100.0%	NAV	NAV
BADR Corporate Center	1949	45,000	100.0%	NAV	NAV
100 Riverview Plaza	1989	100,000	100.0%	NAV	NAV
200 Riverview Plaza	1989	25,856	100.0%	NAV	NAV
300 Riverview Plaza	1989	100,000	100.0%	NAV	NAV
400 Riverview Plaza	1989	30,394	100.0%	NAV	NAV
Total / Wtd. Avg.(2)		648,967	98.5%	NAV
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. excludes the Trenton Office Portfolio Properties

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	U/W	U/W Per Sq. Ft.
Base Rent	NAV	$7,952,308	$7,904,801	$8,066,097	$17.03
Rent Steps(1)	NAV	0	0	636,168	$1.34
Vacancy Gross Up	NAV	0	0	561,013	$1.18
Gross Potential Rent	NAV	$7,952,308	$7,904,801	$9,263,278	$19.56
Total Recoveries	NAV	6,544,307	6,455,932	6,632,264	14.00
Total Other Income	NAV	430,628	463,336	451,739	0.95
Less: Vacancy	NAV	0	0	(599,965)	(1.27)
Effective Gross Income	NAV	$14,927,243	$14,824,069	$15,747,316	$33.25
Total Operating Expenses	NAV	7,288,844	7,231,641	7,530,727	15.90
Net Operating Income	NAV	$7,638,399	$7,592,428	$8,216,589	$17.35
TI/LC	NAV	0	0	611,076	1.29
Capital Expenditures	NAV	0	0	118,415	0.25
Net Cash Flow	NAV	$7,638,399	$7,592,428	$7,487,098	$15.81
(1)
Underwritten Rent Steps includes  $3,896 of contractual rent steps through December 31, 2012 and $632,272 of straight-line rent.  U/W straight-line rent was calculated as the aggregate amount by which average contractual rent for the State of New Jersey (rated AA-/Aa3/AA- by S&P/Moody’s/Fitch) and Bank of America (rated A/Baa1/A- S&P/Moody’s/Fitch) over the lesser of the term of the Trenton Office Portfolio Loan or the lease expiration date (and, in the case of the State of New Jersey, the optional lease termination date), exceeds the current base rent amount.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

Property Management.    The Trenton Office Portfolio Properties are managed by Ten to Five Management LLC, a Delaware limited liability company, and an affiliate of the Borrower. Notwithstanding the foregoing, from and after the Trenton Office Portfolio Loan closing date, on a month-to-month basis, for a period of no greater than 60 days, the prior manager of the Trenton Office Portfolio Properties, Brandywine Brokerage Services, LLC., an entity not affiliated with the Borrower, has agreed to manage the Trenton Office Portfolio Properties and assist in the transition to Ten to Five Management LLC.

Lockbox / Cash Management.    The Trenton Office Portfolio Loan is structured with a hard lockbox and in-place cash management.  All excess cash will be swept into the TI/LC reserve account upon the occurrence of a NJ Trigger Event.  A “NJ Trigger Event” includes the following:  (a) the commencement of the 18-month period preceding the permitted termination date under any lease with the State of New Jersey unless on or before such date, the tenant confirms in writing that it has waived such related early termination right; (b) any lease with the State of New Jersey is surrendered, cancelled or terminated prior to its then current expiration date or the State of New Jersey  delivers notice of its intention to terminate a lease (provided that any NJ Trigger Event arising from receipt of such notice shall not commence any earlier than the  payment date occurring in January, 2017); and (c) certain other material and adverse  events related to the leases with the State of New Jersey (as more particularly enumerated in the Trenton Office Portfolio Loan documents), such as the bankruptcy or downgrading of the credit rating of the State of New Jersey.

Initial Reserves.    At closing, the Borrower deposited (i) $508,083 into the tax reserve account and (ii) $88,594 into the insurance reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $195,416 into the tax reserve account, (ii) $9,229 into the insurance reserve account, (iii) $9,868 into the replacement reserve account and (iv) $39,472 into the TI/LC reserve account provided that the Borrower shall not be required to make any deposits into the TI/LC reserve account after the date that the Borrower provides evidence to lender that the term of each of the  leases with the State of New Jersey has been extended for a term expiring no earlier than December 31, 2027 (with no early termination or cancellation options) at a contract rental rate equal to or greater than the contract rental rate set forth in the  leases with the State of New Jersey as of the closing date of the Trenton Office Portfolio Loan.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Not permitted.

Partial Release.    Not permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Trenton, NJ 08608	Collateral Asset Summary Trenton Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,411,686 72.6% 1.58x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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20701 Beach Boulevard Huntington Beach, CA 92648	Collateral Asset Summary Huntington Shorecliffs	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 69.1% 1.31x 8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20701 Beach Boulevard Huntington Beach, CA 92648	Collateral Asset Summary Huntington Shorecliffs	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 69.1% 1.31x 8.7%

Mortgage Loan Information			Property Information
Loan Seller:	AMF II		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Manufactured Housing Community
Sponsor:	John Saunders		Collateral:	Fee Simple
Borrower:	Huntington Shorecliff, LP		Location:	Huntington Beach, CA
Original Balance:	$54,000,000		Year Built / Renovated:	1971 / NAP
Cut-off Date Balance:	$54,000,000		Total Pads:	304
% by Initial UPB:	4.4%		Property Management:	M.A. Cirillo & Associates, dba
Interest Rate:	5.1800%			Star Mobilehome Park Management
Payment Date:	1st of each month		Underwritten NOI:	$4,713,776
First Payment Date:	August 1, 2012		Underwritten NCF:	$4,663,616
Maturity Date:	July 1, 2022		Appraised Value:	$78,200,000
Amortization:	360 months		Appraisal Date:	April 27, 2012
Additional Debt:	Future Mezzanine Debt Permitted
Call Protection:	L(24),D(92),O(4)		Historical NOI
Lockbox / Cash Management:	Soft, Springing Hard / In-Place		Most Recent NOI:	$4,576,312 (T-12 April 30, 2012)
			2nd Most Recent NOI:	$4,256,246 (December 31, 2011)
Reserves(1)			3rd Most Recent NOI:	$3,033,734 (December 31, 2010)
	Initial	Monthly
Taxes:	$136,619	$45,540	Historical Occupancy
Insurance:	$107,143	$10,714	Most Recent Occupancy:	97.4% (May 1, 2012)
Replacement(2):	$0	$4,180	2nd Most Recent Occupancy:	94.0% (December 1, 2011)
TI/LC:	$0	$0	3rd Most Recent Occupancy:	96.0% (December 1, 2010)
Immediate Repairs:	$29,563	$0	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(2)
The Borrower is obligated to deposit replacement reserves of $4,180 on a monthly basis until such time as the Borrower acquires 100 park-owned homes, after which the Borrower’s replacement reserve deposits will increase to $8,333 per month.

Financial Information
Cut-off Date Balance / Pad:		$177,632
Balloon Balance / Pad:		$146,892
Cut-off Date LTV:		69.1%
Balloon LTV:		57.1%
Underwritten NOI DSCR:		1.33x
Underwritten NCF DSCR:		1.31x
Underwritten NOI Debt Yield:		8.7%
Underwritten NCF Debt Yield:		8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20701 Beach Boulevard Huntington Beach, CA 92648	Collateral Asset Summary Huntington Shorecliffs	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 69.1% 1.31x 8.7%

The Loan.    The Huntington Shorecliffs loan (the “Huntington Shorecliffs Loan”) is a $54.0 million fixed rate loan secured by the Borrower’s fee simple interest in a 304-pad manufactured housing community located at 20701 Beach Boulevard in Huntington Beach, California (the “Huntington Shorecliffs Property”).  The $54.0 million first mortgage loan has a 10-year original term, amortizes on a 30-year schedule and accrues interest at a fixed rate equal to 5.18%.  Loan proceeds were used to refinance existing debt of approximately $49.3 million, fund up-front reserves of approximately $273,000, pay closing costs of approximately $231,000 and return approximately $3.7 million to the Borrower.  Based upon the appraised value of $78.2 million as of April 27, 2012, the cut-off date LTV is 69.1%.

The Borrower / Sponsor.    Huntington Shorecliff, LP (the “Borrower”) is a single purpose limited partnership structured to be bankruptcy remote, with two independent directors in its organizational structure.  The Borrower is owned by JS Stadium LLC (43%), Shorecliff Main LP (29%), Shorecliff LP (17%), Huntington BSC Park LP (10%) and HS Management LLC (1%), its General Partner.  Each of the entities is controlled by John Saunders (the “Sponsor”), who has, in the aggregate, an indirect ownership interest in the Borrower of approximately 92%, and has multiple investors including various Saunders family trusts.

The Sponsor is the non-recourse carveout guarantor for the Huntington Shorecliffs Loan.  The Sponsor is President of Saunders Property Company (the “Company”), founded in 1988, which has been an owner/operator of more than 5 million square feet of office, retail and industrial properties. The Company’s portfolio has primarily consisted of commercial property located in Orange County, California.  The Company owns or manages more than 100 commercial properties, most of which are located in Orange County.  The Borrower purchased the site in January 2008 for a reported cost of $56.75 million and has since invested approximately $3.7 million of additional capital, bringing the reported total investment in the Huntington Shorecliffs Property to approximately $60.45 million.

The Sponsor reported a net worth of approximately $117 million as of March 31, 2012, with liquid assets of approximately $6 million (5.1% of total assets).

The Property.  The Huntington Shorecliffs Property consists of a Class A / Five Star manufactured housing community with 304 double-wide home-sites located within a mile of Huntington Beach.  Amenities include two clubhouses, two pools, two spas, two laundry facilities, billiards room and shuffleboard court. The Huntington Shorecliffs Property is serviced by public utilities and is improved with paved streets, curbs, gutters and streetlights and includes a gated lot with 43 parking spaces that provide for vehicle storage, such as RVs (ancillary income from leasing those parking spaces accounted for approximately 1% of total gross income in the trailing twelve months ended April 30, 2012).  As of May 2012 the home-sites were 97% occupied with an average rent per site of approximately $1,652 per month, representing an increase of 34% as compared to the average rent of approximately $1,233 per month reported in December 2009.  The Huntington Shorecliffs Property was originally developed as an age-restricted community with long-term leases at below market rents.  The age restrictions are no longer in place and, as legacy leases have expired over the last two years, rents have been increased to market rates.

The Market.  The Huntington Shorecliffs Property is located along Beach Boulevard, within the boundary of the City of Huntington Beach in Orange County and in close proximity to the coast. The immediate market area has significant residential development, with considerable commercial development farther north along Beach Boulevard. Commercial development is also concentrated in nearby downtown Huntington Beach around the intersection of Pacific Coast Highway and Main Street, within one mile to the southwest of the Huntington Shorecliffs Property.  Beach Boulevard is a heavily traveled, north-south commuter arterial with significant commercial and retail development located within one-half to five miles to the north of the Huntington Shorecliffs Property on the south side of Interstate 405. There are several neighborhood strip shopping centers and a community center within three miles to the north. Grocery and retail stores at the shopping centers include Wal-Mart, Target, Albertson’s, Trader Joe’s, Pavilion’s, and Whole Foods.

Bordered to the north by the county of Los Angeles, Orange County is part of the two-county Los Angeles-Long Beach-Santa Ana Metropolitan Statistical Area (“MSA”). With a population of approximately 13.3 million, the MSA is the 2nd most populated MSA in the U.S. and the most populated MSA in California.  Situated along the Pacific Ocean, Orange County has more than 40 miles of coastline. The northwestern portion of Orange County lies in a coastal plain while the southeastern portion rises into the foothills of the Santa Ana Mountains. Orange County has a total area of 948 square miles, of which 789 square miles is land and 159 square miles is water, and it is the smallest county in Southern California.  The population of Orange County is 3,010,232 (according to the 2010 U.S. Census).

Orange County is a mostly suburban area except for some traditionally urban areas at the centers of the older cities in the county. Santa Ana, with a population of 324,528 (according to the 2010 U.S. Census), serves as the county seat, whereas Anaheim, with a population of 336,265 (according to the 2010 U.S. Census), is considered to be the county’s main tourist destination featuring Disneyland and Knott’s Berry Farm. The City of Irvine, with 212,375 residents, serves as the major business and financial hub. Nationally recognized companies such as Western Digital, Quicksilver Software and In-N-Out Burger as well as Forbes Fortune 500 Companies such as Broadcom, Spectrum Group International, and Allergan are headquartered in the City of Irvine. Additionally, the Fortune 500 Companies Ingram Micro and Pacific Life are headquartered in Santa Ana and Newport Beach, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20701 Beach Boulevard Huntington Beach, CA 92648	Collateral Asset Summary Huntington Shorecliffs	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 69.1% 1.31x 8.7%

The market area is accessible via Interstate 405 which runs north/south and provides access to downtown Interstate 5. Pacific Highway 1 is to the west of the Huntington Shorecliffs Property and runs north/south up the coast to Interstate 710 in Long Beach. The area is served by the Orange County Transit Authority public bus system. There is a bus stop directly in front of the Huntington Shorecliffs Property on Beach Boulevard. Air transportation is available at both the Long Beach Airport and the John Wayne International Airport in the Irvine/Costa Mesa area.

According to the appraiser, the Huntington Shorecliffs Property’s submarket encompasses seven properties (1,431 home-sites) within a five mile radius indicating an overall vacancy rate of approximately 3.3%. Similar occupancy rates are found throughout the surrounding areas of Orange County.  According to the appraiser, there are no manufactured housing communities planned or proposed in the immediate market area or in Orange County.  Additionally, according to the appraiser, no new sites are anticipated due to zoning restrictions, land costs and difficulty in obtaining construction financing.  There are no county or city rent control ordinances.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	4/30/2012	U/W	U/W per Pad
Gross Potential Revenue	$3,630,569	$4,759,815	$5,303,035	$6,030,598	$19,837
Less: Total Vacancy	(0)	(0)	(0)	(301,530)	(992)
Effective Gross Income	$3,630,569	$4,759,815	$5,303,035	$5,729,068	$18,846
Utility Reimbursement	412,070	412,829	430,872	440,000	1,447
Other Income	659,806	832,241	558,094	144,000	474
Total Revenue	$4,702,445	$6,004,885	$6,292,001	$6,313,068	$20,767
Total Expenses	1,668,711	1,748,639	1,715,689	1,599,292	5,261
Net Operating Income	3,033,734	$ 4,256,246	$4,576,312	$4,713,776	$15,506
Capital Expenditures	0	0	0	50,160	165
Net Cash Flow	$3,033,734	$4,256,246	$4,576,312	$4,663,616	$15,341

Property Management.    The Huntington Shorecliffs Property is managed by M.A. Cirillo & Associates (dba Star Mobilehome Park Management).

Lockbox / Cash Management.    The Huntington Shorecliffs Loan is structured with a soft, springing hard lockbox and in place cash management.  A hard lockbox and full sweep of excess cash flow is triggered upon (i) an event of default under the Huntington Shorecliffs Loan or, (ii) the DSCR falling below 1.10x.

Initial Reserves.   At closing, the Borrower deposited (i) $136,619 into a tax reserve account, (ii) $107,143 into an insurance reserve account, and (iii) $29,563 into an immediate repairs reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $45,540 into a tax reserve account, (ii) $10,714 into an insurance reserve account, and (iii) $4,180 into a replacement reserve account until such time as the Borrower acquires 100 park-owned homes, after which the replacement reserve will increase to $8,333 per month.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Mezzanine financing from a qualified mezzanine lender secured by the direct or indirect ownership interests in the Borrower is permitted subject to satisfaction of the requirements set forth in the Huntington Shorecliffs Loan documents, which include, among other conditions, (i) the aggregate DSCR being above 1.30x and (ii) the aggregate LTV being not greater than 70.0%

Partial Release.    The Huntington Shorecliffs Loan requires that the Borrower hold title to the park owned homes located at the Huntington Shorecliffs Property and that such homes are pledged as collateral.  Additionally, the Huntington Shorecliffs Loan requires that any manufactured home purchased during the loan term  be held in the name of Borrower (not an affiliate) and pledged as collateral.  Failure to comply with these conditions is an event of default under the Huntington Shorecliffs Loan.  The Huntington Shorecliffs Loan permits the release of park owned homes from the lien of the mortgage provided, among other things (i) the park owned home is sold to a third party and (ii) such third party enters into a lease for at least one year at market rents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20701 Beach Boulevard Huntington Beach, CA 92648	Collateral Asset Summary Huntington Shorecliffs	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 69.1% 1.31x 8.7%

Anaheim
Disneyland
Santa Ana Fwy
Orange Fwy
Orange
Angel Stadium
Anaheim Convention Center
Garden Grove
Garden Grove Fwy
UC Irvine Medical Center
The Block at Orange
St Joseph Hospital
Main Place Mall
River View Golf Course
Santa Ana River
Santa Ana College
ORANGE COUNTY
Westminster
Westminster Mall
Little Saigon
Seal Beach Naval Weapons Station
Seal Beach Natl. Wildlife Refuge
Golden West College
Bella Terra Mall
San Diego Fwy
Santa Ana
Mile Square Regional Park
Huntington Beach
Fountain Valley
Fountain Valley Regional Hospital
Coastal Communities Hospital
Sunset Beach
Huntington Central Park
Orange Coast Memorial Medical Ctr.
Harriett Wieder Regional Park
South Coast Plaza
Metro Pointe at South Coast
Huntington Beach Civic Center
Mesa Verde Country Club
Seacliff Country Club
Orange Coast College
Orange County Fairgrounds
Costa Mesa Fwy
John Wayne Orange County Airport
International Surfing Museum
Fairview Park
Costa Mesa Golf and Country Club
Huntington Beach Pier
Costa Mesa
Talbert Regional Park
Upper Newport Bay
Huntington State Beach
Newport Beach
Hoag Orange Co. Hospital
Fashion Island
Balboa Pavilion
Balboa Pier
Huntington Shorecliffs
20701 Beach Boulevard
Huntington Beach, CA 92648
Pacific Ocean
Los Angeles
Pasadena
San Bernardino
Pomona
Ontario
Riverside
Long Beach
Santa Ana
Irvine

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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2950 East Texas Street Bossier City, LA 71111	Collateral Asset Summary Pierre Bossier Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,388,591 69.7% 1.64x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2950 East Texas Street Bossier City, LA 71111	Collateral Asset Summary Pierre Bossier Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,388,591 69.7% 1.64x 11.1%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor:	Rouse Properties, Inc.		Collateral:	Fee Simple
Borrower:	Pierre Bossier Mall, LLC		Location:	Bossier City, LA
Original Balance:	$48,500,000		Year Built / Renovated:	1982 / 1992 & 2005
Cut-off Date Balance:	$48,388,591		Total Sq. Ft.(3):	265,347
% by Initial UPB:	4.0%		Property Management:	Borrower Managed
Interest Rate:	4.9400%		Underwritten NOI:	$5,361,186
Payment Date:	6th of each month		Underwritten NCF:	$5,086,797
First Payment Date:	June 6, 2012		Appraised Value:	$69,400,000
Maturity Date:	May 6, 2022		Appraisal Date:	April 17, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(26), D(87), O(7)		Most Recent NOI:	$5,242,160 (T12 March 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2nd Most Recent NOI:	$5,068,554 (December 31, 2011)
			3rd Most Recent NOI:	$5,379,036 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy(4)
Taxes:	$124,600	$17,800	Most Recent Occupancy:	92.4% (March 1, 2012)
Insurance:	$0	$0	2nd Most Recent Occupancy:	89.1% (December 31, 2011)
Replacement:	$0	$7,110	3rd Most Recent Occupancy:	91.2% (December 31, 2010)
TI/LC:	$0	$22,110	4th Most Recent Occupancy:	96.6% (December 31, 2009)
Stage Rollover(1):	$0	Springing
(1)   A $350,000 reserve, representing slightly more than two years of rent at the current base rate, will be escrowed at $58,333 monthly for six months for re-tenanting should Stage give notice that it will not renew its lease. As per Stage’s lease, it must provide notice by July 2012.
(2)   Based on collateral square feet.
(3)   The Pierre Bossier Mall Property contains 612,239 sq. ft. of total gross leasable area, of which 265,347 sq. ft. is collateral for the loan.
(4)   Occupancy rates are based on collateral Sq. Ft.

Financial Information
Cut-off Date Balance / Sq. Ft.(2):		$182
Balloon Balance / Sq. Ft.(2):		$150
Cut-off Date LTV:		69.7%
Balloon LTV:		57.3%
Underwritten NOI DSCR:		1.73x
Underwritten NCF DSCR:		1.64x
Underwritten NOI Debt Yield:		11.1%
Underwritten NCF Debt Yield:		10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2950 East Texas Street Bossier City, LA 71111	Collateral Asset Summary Pierre Bossier Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,388,591 69.7% 1.64x 11.1%

Anchor and Major Tenant Summary
Anchor Tenants(1) (non-collateral)	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Sq. Ft.(3)	U/W Annual Base Rent Per Sq. Ft.(3)	% of Owned U/W Base Rent	Lease Expiration	4/30/2011 Total Sales (000s)(4)	Sales Per Sq. Ft.(4)	Occupancy Cost (% of Sales)
Dillard’s	BB+/B1/BB	126,685	20.7%	NAP	NAP	NAP	$24,000	$189	NAP
JCPenney	BB+/Ba1/BB-	82,223	13.4%	NAP	NAP	NAP	$21,000	255	NAP
Sears	CCC/B3/CCC+	79,420	13.0%	NAP	NAP	NAP	$12,000	151	NAP
Subtotal / Wtd. Avg.		288,328	47.1%	NAP	NAP		$57,000	$198

Major Tenants
Virginia College(5)	NR/NR/NR	58,564	9.6%	NAP	NAP	6/30/2032	NAP	NAP	NAP
Stage	NR/NR/NR	35,012	5.7%	$4.50	3.3%	1/31/2013	$1,422	$41	17.6%
The Shoe Depot	NR/NR/NR	13,777	2.3%	$16.29	4.8%	6/30/2019	$1,721	125	12.6
JCPenney Home Store	BB+/Ba1/BB-	11,394	1.9%	$7.88	1.9%	11/30/2016	NAV	NAV	NAV
Rainbow	NR/NR/NR	10,680	1.7%	$3.14	0.7%	12/31/2013	$361	73	13.9
David’s Bridal	NR/B2/B	10,061	1.6%	$18.20	3.9%	9/30/2016	$1,745	173	11.4
Subtotal / Wtd. Avg.		139,488	22.8%	$8.51	14.6%		$5,249	$75	15.1%

Other	Various	164,366	26.8%	$24.46	85.4%	NAP	$39,357	$352	11.3%
Vacant	NAP	20,057	3.3%	NAP	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(6)		612,239	100.0%	$19.20	100.0%			NAP	NAP
(1)	All anchor tenants are not Pierre Bossier Mall Collateral
(2)	Ratings are of the parent company whether or not the parent guarantees the lease.
(3)	Based on total mall sq. ft. of 612,239, inclusive of non-owned anchor tenants.
(4)	Sales figures provided for the non-collateral anchor tenants are (i) estimates provided by the Borrower as those tenants are not required to report sales and (ii) based on 12/31/2011 sales figures.
(5)	Virginia College has executed a lease for 58,564 square feet and is scheduled to take occupancy in July 2012. Virginia College is not part of the Pierre Bossier Mall Collateral.
(6)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on the total occupied collateral sq. ft. of 265,347.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0	0.0%	0.0%
2012	12	25,102	9.5	25,102	9.5%	$6.41	3.4	3.4%
2013	16	84,582	31.9	109,684	41.3%	$11.01	19.8	23.2%
2014	11	27,404	10.3	137,088	51.7%	$21.91	12.8	36.0%
2015	3	4,874	1.8	141,962	53.5%	$40.13	4.2	40.1%
2016	14	48,649	18.3	190,611	71.8%	$28.30	29.2	69.3%
2017	6	15,922	6.0	206,533	77.8%	$34.79	11.8	81.1%
2018	3	7,195	2.7	213,728	80.5%	$29.24	4.5	85.6%
2019	3	22,967	8.7	236,695	89.2%	$18.33	8.9	94.5%
2020	0	0	0.0	236,695	89.2%	$0.00	0.0	94.5%
2021	2	2,995	1.1	239,690	90.3%	$51.93	3.3	97.8%
Thereafter	1	5,600	2.1	245,290	92.4%	$18.30	2.2	100.0%
Vacant	9	20,057	7.6	265,347	100.0%	NAP	NAP	100.0%
Total / Wtd. Avg.(1)	80	265,347	100.0%			$19.20	100.0%
(1)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on the total occupied collateral sq. ft. of 265,347.

The Loan. The Pierre Bossier Mall loan (the “Pierre Bossier Mall Loan”) is a $48.5 million, fixed rate loan secured by the borrower’s fee simple interest in 265,347 sq. ft. (the “Pierre Bossier Mall Collateral”) of a 612,239 sq ft. regional mall located at 2950 East Texas Street, Bossier City, Louisiana (the “Pierre Bossier Mall Property”). The Pierre Bossier Mall Collateral includes all in-line tenants under 10,000 sq. ft. together with Stage, The Shoe Depot, JCPenney Home Store, Rainbow and David’s Bridal are major tenants greater than 10,000 sq. ft that are included in the Pierre Bossier Mall Collateral. Tenants at the Pierre Bossier Mall Property that are not included in the Pierre Bossier Mall Collateral are anchors Dillard’s, JCPenney and Sears.  Virginia College also has executed a lease for 58,564

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2950 East Texas Street Bossier City, LA 71111	Collateral Asset Summary Pierre Bossier Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,388,591 69.7% 1.64x 11.1%

sq. ft. of space that is also not part of the Pierre Bossier Mall Collateral. The $48.5 million mortgage loan has a 10-year term and amortizes on a 30-year schedule.  The Pierre Bossier Mall Loan accrues interest at a fixed rate equal to 4.9400%.  Loan proceeds were used to retire existing credit facility debt of approximately $38.22 million, pay closing costs of $0.39 million, fund upfront reserves of approximately $0.12 million, and return approximately $9.80 million to the Borrower. Based on the appraised value of $69.4 million of the Pierre Bossier Mall  Collateral as of April 17, 2012, the cut-off date  loan-to-value ratio for the Pierre Bossier Mall Loan is 69.7%.

The Borrower / Sponsor. The borrower, Pierre Bossier Mall, LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote with an independent director in its organizational structure. The Borrower is indirectly wholly owned by Rouse Properties, Inc. (the “Sponsor”).  The Sponsor is a publicly traded real estate investment trust that was spun off from General Growth Properties on January 12, 2012 and is headquartered in New York, NY.  The Sponsor’s portfolio is geographically diversified amongst 19 different states and consists of 31 malls, encompassing 22.0 million sq. ft.  The Pierre Bossier Mall Collateral is managed by the Sponsor. The Borrower is an affiliate of the borrower under the Southland Center Mall Loan with an original principal balance of $78.75 million.  The Sponsor is the non-recourse carveout guarantor for the Pierre Bossier Mall Loan and the Southland Center Mall Loan.

The Property. The Pierre Bossier Mall Property consists of an enclosed, single-level regional mall located in Bossier City, Louisiana.  The Pierre Bossier Mall Property is considered to be the dominant mall in the Bossier City/Shreveport market, containing the only food court in the market, and is one of only two regional malls in the area.  Anchors at the Pierre Bossier Mall Property include Dillard’s, JC Penney and Sears, none of which are included in the Pierre Bossier Mall Collateral.  Virginia College has also leased space which is not part of the Pierre Bossier Mall Collateral. Major tenants include Stage, The Shoe Depot, JCPenney Home Store, Rainbow and David’s Bridal.  The Pierre Bossier Mall Collateral was 92.4% occupied as of the rent roll dated March 1, 2012 and the Pierre Bossier Mall Property was 96.7% occupied as of the same date.  The Pierre Bossier Mall Collateral has maintained an average occupancy of 92.3% since 2009.

For the trailing twelve month period ending April 2012, comparable in-line sales (tenants occupying less than 10,000 sq. ft.) were $352 per sq. ft., with a corresponding average occupancy cost of 11.3%. These sales represented a 22.6% increase over 2009 sales.

The Pierre Bossier Mall Property originally opened in 1982 and underwent renovations in 1992 and 2005 and was expanded in 2000 and 2002.

The chart below details the Pierre Bossier Mall Property’s tenancy by general type.

Pierre Bossier Mall Tenant Type Summary
Tenant Type	Total Sq. Ft.	% of Owned Sq. Ft.	U/W Annual Base Rent Per Sq. Ft.	% of Total U/W Base Rent	Average Remaining Lease Term (Yrs)	4/30/2012 Sales Per Sq. Ft.	Occupancy Cost %
Anchor Tenants (non-collateral)	346,892	NAP	NAP	NAP	NAP	NAP	NAP

Major In-Line	89,364	33.7%	$9.40	17.8%	3.3	$75	15.1%
In-Line	118,314	44.6	$28.50	71.6	2.9	$352	11.3%
Temp	26,608	10.0	$0.00	0	0.3	NAV	NAV
Outparcel	5,600	2.1	$18.30	2.2	18.3	NAV	NAV
Food Court	5,006	1.9	$54.29	5.8	2.7	$630	12.8%
Kiosk / Other	380	0.1	$226.93	1.8	2.6	$916	27.4%
ATM	18	0.0	$2,000	0.8	NAP	NAP	NAP
Vacant	20,057	7.6	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(1)	612,239	100.0%	$19.20	100.0%
(1)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on the total occupied collateral sq. ft. of 265,347.

The Market. The Pierre Bossier Mall Property is located in Bossier City, Louisiana, in the central portion of the Shreveport-Bossier City MSA. The entire Shreveport-Bossier City MSA had a total population in 2011 of approximately 392,800. At the end of 2011, the Shreveport-Bossier City MSA had an aggregate retail sales level of approximately $7.07 billion, with average sales per household of approximately $45,900, which is greater than the State of Louisiana average sales per household of $40,000 and the national average of $39,200. Average annual household income in 2011 for the Shreveport-Bossier City MSA was approximately $53,600 as compared to the State of Louisiana average of $55,800 and national average of $67,500.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2950 East Texas Street Bossier City, LA 71111	Collateral Asset Summary Pierre Bossier Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,388,591 69.7% 1.64x 11.1%

Pierre Bossier Mall is specifically located in the Shreveport/Bossier City retail market. Total retail vacancy within the Shreveport/Bossier City retail market ended the Q4 2011 at 6.7%, unchanged from Q3 2011. However, there is a downward trend in vacancy in the past twelve months indicating a slight improvement in market conditions. Additionally, vacant subleased space has declined nearly 20,000 square feet over the past year showing further improvement in this market.

The Pierre Bossier Mall Property’s primary trade area spans an area encompassing an approximate ten-mile radius around the property and the secondary trade area is up to fifteen miles from the site given its regional accessibility and location of competitive properties.

The Pierre Bossier Mall Property is specifically located at the southwest quadrant of Airline Drive, East Texas Street (Highway 80) and Interstate 20, approximately 1.9 miles south of Interstate 220.  The Pierre Bossier Mall Property’s proximity to these roadways provides access to the surrounding areas.  The area’s economic base is comprised of a concentration of military and healthcare service providers.  The major employers in the local economy include the Louisiana State University School of Medicine, Willis Knighton Health Systems, two General Motors production facilities and Barksdale Air Force Base.  Barksdale Air Force Base, which is approximately 5.5 miles southeast of the Pierre Bossier Mall Property, is the headquarters of the Global Strike Command, which created approximately 1,000 new jobs in the last twelve months. Barksdale Air Force base provides employment for nearly 10,000 military and civilian employees.

Unemployment in the region continues its downward trend from 7.7% in mid-2011 to 6.8% currently. There are six casinos within three miles of Pierre Bossier Mall and the Shreveport/Bossier City area is ranked third in total gaming volume behind Las Vegas and Atlantic City and attracts over 14 million visitors each year.

The chart below details the Pierre Bossier Mall Property’s competitive set.

Competitive Property Summary(1)
Property		Built / Renovated	Total GLA	Anchor Tenants	Occupancy %(2)	Proximity (miles)
	Owner
Pierre Bossier Mall Property	Pierre Bossier Mall LLC	1982/1992 and 2005	612,239	Dillard’s, JCPenney, Sears	96.7%	Subject
Mall St. Vincent	Rouse Properties Inc.	1976/2005	532,600	Dillard’s, Sears	85%	5.0
Louisiana Boardwalk	O&S holdings	2005/NAP	547,327	Bass Pro Shops, Regal Cinemas	77	2.5
(1)	Source: Appraisal
(2)	Based on total mall GLA including any non-owned anchors.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	3/31/2012	U/W(1)	U/W Per Sq. Ft.(2)
Base Rent	$4,181,744	$4,120,068	$4,171,346	$4,236,183	$4,590,965	$17.31
Percentage Rent	156,191	214,351	292,359	331,745	331,745	1.25
Percentage Rent in Lieu	75,325	141,215	140,164	174,912	117,513	0.44
Gross Potential Rent	$4,413,260	$4,475,634	$4,603,869	$4,742,839	$5,040,223	$19.01
Total Recoveries	2,095,737	1,887,091	1,700,581	1,670,963	1,737,414	6.55
Total Other Income(3)	1,201,725	1,282,804	1,209,446	1,251,386	1,296,585	4.89
Effective Gross Income	$7,710,723	$7,645,528	$7,513,896	$7,665,188	$8,074,221	$30.45
Total Operating Expenses	2,084,290	2,266,492	2,445,343	2,423,028	2,713,035	10.23
Net Operating Income	$5,626,433	$5,379,036	$5,068,554	$5,242,160	$5,361,187	$20.22
TI/LC	0	0	0	0	208,097	0.78
Capital Expenditures	0	0	0	0	66,292	0.25
Net Cash Flow	$5,626,433	$5,379,036	$5,068,554	$5,242,160	$5,086,798	$19.18
(1)
Underwritten Base Rent includes rent steps through February 28, 2013.  The $436,354 difference between U/W Base Rent and December 31, 2011 base rent is primarily attributable to $64,441 in rent steps and $257,277 in new leases signed.

(2)	U/W Per Sq. Ft. based on collateral square footage of 265,347.
(3)	Total Other Income includes specialty leasing, other rental income and other income.

Property Management. The Pierre Bossier Mall Collateral is managed by the Sponsor.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2950 East Texas Street Bossier City, LA 71111	Collateral Asset Summary Pierre Bossier Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,388,591 69.7% 1.64x 11.1%

Lockbox / Cash Management.    The Pierre Bossier Mall Loan is structured with a hard lockbox and springing cash management. Tenants under leases having a term of one year or more are required to make monthly payments directly to the lender controlled lockbox account and the Borrower is required to deposit  all forfeited security deposits  into the lockbox at all times while the Pierre Bossier Mall Loan outstanding. In addition to these rents and security deposits, to the extent (i) the debt service coverage ratio falls below 1.15x and until the debt service coverage ratio is equal to at least 1.20x for two consecutive calendar quarters, or (ii) there is an event of default under the Pierre Bossier Mall loan documents (each being a “Triggering Event”), Borrower is required to cause all other revenue of any kind from the Pierre Bossier Mall Collateral to be deposited into the lockbox account. Upon the occurrence of a Triggering Event, all funds in the lockbox account are swept daily to a cash management account under the control of the lender. All amounts remaining in the cash management account after monthly debt service and deposits to the escrow accounts shall be deposited in the excess cash reserve.

Initial Reserves.    At loan closing, the Borrower deposited $124,600 into the tax reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit reserves of (i) $17,800 into the tax reserve account, (ii) $22,110 into a TI/LC reserve and, (iii) $7,110 into the replacement reserve account.

In the event the tenant Stage elects not to renew its lease, the Borrower will be required to deposit $58,333 monthly up to a $350,000 cap  for purposes of re-leasing the Stage space.  This amount represents approximately two years of Stage’s rent payments.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Not permitted.

Partial Release. Not permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2950 East Texas Street Bossier City, LA 71111	Collateral Asset Summary Pierre Bossier Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,388,591 69.7% 1.64x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2950 East Texas Street Bossier City, LA 71111	Collateral Asset Summary Pierre Bossier Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,388,591 69.7% 1.64x 11.1%

Pierre Bossier Mall
2950 East Texas Street
Bossier City, LA 71111
Bossier City
Shreveport
Downtown
Red River
Cross Lake
Barksdale Air Force Base
Shreveport Regional Airport
BOSSIER PARISH
CADDO PARISH
DE SOTO PARISH
Wallace Lake
WK Bossier Healthcare
Harrah's Louisiana Downs Race Track
Heart of Bossier Shopping Ctr.
Sci-Port Discovery Center
Harrah's Casino
Expo Hall
Convention Ctr.
Regions Tower
Boomtown Casino
Isle of Capri Casino
Overton Brooks VA Med. Center
Dubuis Hospital of Shreveport
Willis-Knighton Medical Center
Independence Stadium/Hirsch Mem. Coliseum
LSU Health Science Center Shreveport
Mall St. Vincent
Querbes Park Golf Course
Champion Lake
CenturyLink Center
Eastgate Plaza Shopping Center
Bayou Walk
Lowe's
Target
Regal Court
Willis-Knighton Pierremont Health Center
Louisiana State University-Shreveport
Wal-Mart
Willis-Knighton South Hospital
East Ridge Country Club
Southern Trace Country Club
Lakeside Park GC
Inner Loop Expwy
Bert Kouns Industrial Loop
Flournoy Lucas Rd
Williamson Way
Mapel Rd
Overton Brooks Rd
Barron Rd
Old Minden Rd
Barksdale Blvd
Texas Ave
Shed Rd
Barksdale Blvd
Clyde Fant Mem. Pkwy
Shreveport Barksdale Hwy
Arthur Ray Teague Pkwy
Kings Hwy
Hollywood Ave
70th St
Midway St
Lakeshore Dr
Milam St
Ford St
Stoner Ave
Youree Dr
Mansfield Rd
Linwood Ave
St. Vincent Ave
Ellerbe Rd
Norris Ferry Rd
Wallace Lake Rd
220
20
49
71
171
79
80
ARKANSAS
TEXAS
LOUISIANA
MISSISSIPPI
Texarkana
El Dorado
Greenville
Longview
Bossier City
Shreveport
Monroe
Ruston
Vicksburg
Jackson
Clinton
Pearl
Meridian
Natchitoches
Natchez
Alexandria
Hattiesburg
Opelousas
Baton Rouge
Hammond
Beaumont
Sulphur
Lake Charles
Lafayette
New Iberia
Port Arthur
Houma
New Orleans
Gulf of Mexico

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The  offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

Mortgage Loan Information			Property Information
Loan Seller:	AMF II		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Office – Suburban
Sponsor:	Troy S. Farah; John E. Sabty		Collateral:	Fee Simple
Borrower:	WSSA Ann Arbor, LLC; WSSA Flint,		Location:	Various
	LLC; WSSA Lakewood, LLC; WSSA		Year Built / Renovated:	Various
	Lancaster, LLC; WSSA Port Huron,		Total Sq. Ft.:	162,067
	LLC; WSSA Roseville, LLC; WSSA SS		Property Management:	WSSA, LLC
	Marie, LLC; WSSA Tall ICE, LLC;		Underwritten NOI:	$5,065,574
	WSSA West Branch, LLC; WSSA		Underwritten NCF:	$4,869,508
	Florida, LLC		Appraised Value:	$60,780,000
Original Balance:	$44,500,000		Appraisal Date:	Various
Cut-off Date Balance:	$44,500,000
% by Initial UPB:	3.7%		Historical NOI(4)
Interest Rate:	4.9900%		Most Recent NOI:	$3,586,805 (December 31, 2011)
Payment Date:	1st of each month		2nd Most Recent NOI:	$2,860,638 (December 31, 2010)
First Payment Date:	August 1, 2012		3rd Most Recent NOI:	$1,382,304 (December 31, 2009)
Maturity Date:	July 1, 2022
Amortization:	240 months		Historical Occupancy(5)
Additional Debt:	None		Most Recent Occupancy:	100.0% (May 8, 2012)
Call Protection:	L(24), D(92), O(4)		2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing		3rd Most Recent Occupancy:	100.0% (December 31, 2010)
			4th Most Recent Occupancy:	100.0% (December 31, 2009)
Reserves(1)
 (1)      See “Initial Reserves” and “Ongoing Reserves” herein.
 (2)      Borrower is only obligated to make monthly deposits into the Insurance Reserve with respect to the WSSA GSA - Dania Beach Loan and the WSSA GSA - Tallahassee Loan.
 (3)      Borrower is required to make monthly deposits of $20,000 into the Dania Beach Rollover Reserve, subject to a cap of $1,500,000, provided that if the balance falls below $1,500,000, monthly deposits are required to resume.
 (4)      NOI for the year ended December 31, 2011 excludes WSSA GSA - Sault Ste. Marie, WSSA GSA - Roseville and WSSA GSA - Tallahassee, whose construction was not completed at the time. NOI for the year ended December 31, 2010 additionally excludes WSSA GSA –Lakewood and NOI for the year ended December 31, 2009 further excludes WSSA GSA - Dania Beach, whose construction was not completed at the time.
 (5)      Calculation of historical occupancy excludes properties whose construction was not completed at the time.

	Initial	Monthly
Taxes:	$380,285	$43,747
Insurance(2):	$22,650	$11,325
Replacement:	$0	$2,702
Immediate Repairs:	$16,750	$0
Dania Beach Rollover Reserve(3):	$0	$20,000

Financial Information
Cut-off Date Balance / Sq. Ft.:		$275
Balloon Balance / Sq. Ft.:		$173
Cut-off Date LTV:		73.2%
Balloon LTV:		46.1%
Underwritten NOI DSCR:		1.44x
Underwritten NCF DSCR:		1.38x
Underwritten NOI Debt Yield:		11.4%
Underwritten NCF Debt Yield:		10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

Property Summary
Property Name	Location	Borrower(1)	Sq. Ft.	Year Built/Ren.	Note Amount(2)	Appraised Value	Occupancy
WSSA GSA - Dania Beach	Dania Beach, FL	WSSA Florida, LLC	33,040	2009/NAP	$13,920,000	$19,000,000	100.0%
WSSA GSA - Tallahassee	Tallahassee, FL	WSSA Tall ICE, LLC	24,060	2012/NAP	5,560,000	7,600,000	100.0%
WSSA GSA - Lakewood	Lakewood, OH	WSSA Lakewood, LLC	16,016	2010/NAP	5,560,000	7,600,000	100.0%
WSSA GSA - Sault Ste. Marie	Sault Ste. Marie, MI	WSSA SS Marie, LLC	18,597	2011/NAP	3,660,000	5,000,000	100.0%
WSSA GSA - Ann Arbor	Ann Arbor, MI	WSSA Ann Arbor, LLC	19,852	1979/2006	3,650,000	4,980,000	100.0%
WSSA GSA - Flint	Flint, MI	WSSA Flint, LLC	13,582	2007/NAP	3,000,000	4,100,000	100.0%
WSSA GSA - Port Huron	Fort Gratiot, MI	WSSA Port Huron, LLC	11,889	2006/NAP	3,000,000	4,100,000	100.0%
WSSA GSA - Roseville	Roseville, MI	WSSA Roseville, LLC	11,700	2012/NAP	2,780,000	3,800,000	100.0%
WSSA GSA - Lancaster	Lancaster, OH	WSSA Lancaster, LLC	7,331	2008/NAP	1,830,000	2,500,000	100.0%
WSSA GSA - West Branch	West Branch, MI	WSSA West Branch, LLC	6,000	2008/NAP	1,540,000	2,100,000	100.0%
Total / Wtd. Avg.:			162,067		$44,500,000	$60,780,000	100.0%
(1)
All of the WSSA GSA Portfolio Properties except for the WSSA GSA – Dania Beach Property and the WSSA GSA – Tallahassee Property secure the WSSA GSA - Michigan & Ohio Loan.  All of the Borrower entities except for WSSA Florida, LLC and WSSA Tall ICE, LLC are collectively the Borrower entities for the WSSA GSA - Michigan & Ohio Loan.  The WSSA GSA - Michigan & Ohio Loan, WSSA GSA – Dania Beach Loan and the WSSA GSA – Tallahassee Loan are cross-collateralized and cross-defaulted with one another.

(2)	Note amounts are shown for the WSSA GSA - Dania Beach Loan and the WSSA GSA - Tallahassee Loan. All other Note Amounts shown are the allocated balances of the WSSA GSA - Michigan & Ohio Loan.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(1)	% of Total Annual U/W Base Rent(1)	Lease Expiration
Border Patrol (Dania Beach, FL)(2)	AAA/Aaa/AA+	33,040	20.4%	$65.75	30.9%	12/25/2023
Immigration and Customs Enforcement (Tallahassee, FL)(3)	AAA/Aaa/AA+	24,060	14.8	$39.63	13.6	4/11/2027
Immigration and Customs Enforcement (Sault Ste. Marie, MI)	AAA/Aaa/AA+	18,597	11.5	$31.48	8.3	3/15/2026
Social Security Administration (Lakewood, OH)	AAA/Aaa/AA+	16,016	9.9	$50.00	11.4	6/29/2020
Social Security Administration (Flint, MI)	AAA/Aaa/AA+	13,582	8.4	$34.16	6.6	9/30/2017
Social Security Administration (Fort Gratiot, MI)	AAA/Aaa/AA+	11,889	7.3	$38.26	6.5	12/6/2017
Social Security Administration (Roseville, MI)	AAA/Aaa/AA+	11,700	7.2	$37.95	6.3	3/7/2022
Social Security Administration (Ann Arbor, MI)	AAA/Aaa/AA+	10,689	6.6	$37.29	5.7	9/26/2016
Internal Revenue Service (Ann Arbor, MI)(4)	AAA/Aaa/AA+	9,163	5.7	$25.25	3.3	10/5/2018
Social Security Administration (Lancaster, OH) (5)	AAA/Aaa/AA+	7,331	4.5	$38.90	4.1	9/30/2020
Social Security Administration (West Branch, MI)	AAA/Aaa/AA+	6,000	3.7	$40.00	3.4	7/20/2018
Total / Wtd. Avg.		162,067	100.0%	$43.38	100.0%
(1)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.
(2)
Tenant has a termination right effective December 25, 2018 with 90 days notice.  If tenant does not exercise termination option, annual base rent will be reduced by tenant improvement allowance amortization amount of $139,750.

(3)
Tenant has a termination right effective April 11, 2022 with 120 days notice.  If tenant does not exercise termination option, annual base rent will be reduced by tenant improvement allowance amortization amount of $79,515.

(4)
Tenant has a termination right effective October 5, 2013 with 90 days notice.  If tenant does not exercise termination option, annual base rent will be reduced by tenant improvement allowance amortization amount of $59,703.

(5)
Tenant has a termination right effective September 30, 2018 with 60 days notice.  If tenant does not exercise termination option, annual base rent will be reduced by tenant improvement allowance amortization amount of $37,940.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

Lease Rollover Schedule
Year(1)	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2) (3)	% U/W Base Rent Rolling(2)	Cumulative % of U/W Base Rent(2)
2012	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0	0	0.0%	$0.00	0.0	0.0
2014	0	0	0.0	0	0.0%	$0.00	0.0	0.0
2015	0	0	0.0	0	0.0%	$0.00	0.0	0.0
2016	1	10,689	6.6	10,689	6.6%	$37.29	5.7	5.7
2017	2	25,471	15.7	36,160	22.3%	$36.07	13.1	18.7
2018	2	15,163	9.4	51,323	31.7%	$31.09	6.7	25.4
2019	0	0	0.0	51,323	31.7%	$0.00	0.0	25.4
2020	2	23,347	14.4	74,670	46.1%	$46.51	15.4	40.9
2021	0	0	0.0	74,670	46.1%	$0.00	0.0	40.9
2022	1	11,700	7.2	86,370	53.3%	$37.95	6.3	47.2
Thereafter	3	75,697	46.7	162,067	100.0%	$49.03	52.8	100.0
Vacant	0	0	0.0	162,067	100.0%	$0.00	NAP	100.0
Total / Wtd. Avg.	11	162,067	100.0%			$43.38	100.0%
(1)
The WSSA GSA – Dania Beach, WSSA GSA – Ann Arbor, WSSA GSA – Lancaster and WSSA GSA – Tallahassee leases permit termination on December 25, 2018, October 5, 2013, September 30, 2018 and April 11, 2022 respectively.  The Lease Rollover Schedule assumes that such termination options are not exercised.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

(3)
The WSSA GSA – Dania Beach, WSSA GSA – Ann Arbor, WSSA GSA – Lancaster and WSSA GSA – Tallahassee leases include rent reductions after the expiration of their firm terms on December 25, 2018, October 5, 2013, September 30, 2018 and April 11, 2022 respectively.  The Annual Underwritten Base Rent Per Sq. Ft. is based on the higher rents currently in place.

The Loan.  The WSSA GSA Portfolio loan group (the “WSSA GSA Portfolio Loan Group”) is comprised of three individual cross-collateralized and cross-defaulted fixed rate loans totaling $44.50 million (each, a “WSSA GSA Portfolio Loan”, and collectively, the “WSSA GSA Portfolio Loans”).  Each individual loan is secured by the related borrower’s fee simple interest in one or more suburban office properties (each, a “Property” and together, the “WSSA GSA Portfolio Properties”), each of which is 100.0% occupied by one or more agencies of the U.S. Federal Government (the “Government”), and all leases are backed by the Government as detailed in the Property Summary and Tenant Summary tables above.  The WSSA GSA - Michigan & Ohio loan (the “WSSA GSA - Michigan & Ohio Loan”) in the amount of $25.02 million is secured by eight properties.  The WSSA GSA - Dania Beach loan (the “WSSA GSA - Dania Beach Loan”) and the WSSA GSA Tallahassee loan (“the WSSA GSA - Tallahassee Loan”) in the amount of $13.92 million and $5.56 million, respectively, are each secured by a single property.  The WSSA GSA Portfolio Loans have 10-year terms and 20-year amortization schedules.  The WSSA GSA Portfolio Loans each accrue interest at a fixed rate equal to 4.9900%.  Loan proceeds were used to refinance existing debt on the WSSA GSA Portfolio Properties of approximately $37.0 million, pay closing costs of approximately $1.9 million, fund up-front reserves of approximately $420,000 and return equity to the sponsor in the amount of $4.70 million. Based on the sponsor’s total reported cost basis in the WSSA GSA Portfolio Properties of $47.0 million, the WSSA GSA Portfolio Loan Group represents an aggregate loan to cost ratio of 94.6%.  Based on the “as is” aggregate appraised value of the WSSA GSA Portfolio Properties of $60.78 million, the aggregate cut-off date LTV is 73.2%.

The Borrower / Sponsor.  The borrowers are ten single purpose limited liability companies (as identified in the Property Summary table above), each structured to be bankruptcy remote, each with an independent director in its organizational structure (each, a “Borrower”, collectively, the “Borrowers”).  The Borrowers are indirectly owned by Troy S. Farah, John E. Sabty, Said Farah and George Farah Sr. Of the owners, Troy S. Farah and John E. Sabty (the “Sponsors”) also serve as the joint and several non-recourse carveout guarantors for the WSSA GSA Portfolio Loans.  The Sponsors reported a combined net worth of $19.6 million and liquidity of $4.7 million as of April 30, 2012.  John Sabty, Troy Farah, Said Farah and George Farah Sr. founded West Second Street Associates (“WSSA”) in 1993 as a private real estate development company specializing in the ownership, construction, development, and long term property management of General Services Administration (“GSA”) buildings throughout the United States.  WSSA has developed 25 GSA facilities totaling nearly 400,000 square feet over the past 18 years with total project costs exceeding $95 million dollars.  WSSA’s development model includes GSA bid analysis, site acquisition, municipal planning, facility design, architectural amenities, LEED / Green technology, pre and post construction services, and property management.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

The Properties.

WSSA GSA - Dania Beach (31.3% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Dania Beach Property is located at 1800 NE 7th Ave, Dania Beach, Florida, in the South Florida metropolitan area. It is 100.0% occupied by the U.S. Border Patrol and was built in 2009 to the tenant’s specifications.  The Border Patrol lease has a firm term expiration of December 25, 2018 and a final expiration date of December 25, 2023.  During the firm term, the annual rent is $65.75 per Sq. Ft., which includes an allocation of amortized tenant improvement costs.  After the firm term, the rent is reduced to $61.52 per Sq. Ft. as the tenant improvement component is eliminated. Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a 2008 base year.

The Market. According to the appraisal, Miami is the number one cruise passenger port in the world, accommodating some of the largest cruise ships and operations, and is currently the busiest in both passenger traffic and cruise lines. The WSSA GSA - Dania Beach Property is a vital location for the Border Patrol between Fort Lauderdale-Hollywood International Airport and Port Everglades.  In 2010, Fort Lauderdale-Hollywood International Airport processed 22,412,627 passengers making it the 23rd busiest in the U.S.  According to the appraisal, Port Everglades is one of the three busiest cruise ports in the world and one of Florida’s leading container ports with more than 4,200 ship calls annually. The WSSA GSA - Dania Beach Property is approximately 4 miles south of Fort Lauderdale central business district and is situated approximately 3 miles east of Interstate 95 and 6 miles east of Florida’s Turnpike.  The Fort Lauderdale office market contains 11,080,779 square feet and vacancy rate has ranged from 5.6% to 12.9% from 2001 to 2011, with an average of 8.5%.

WSSA GSA - Tallahassee (12.5% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Tallahassee Property is located at 1530 Commonwealth Business Drive, Tallahassee, Florida, in the northwest section of the state. It is 100.0% occupied by Immigration and Customs Enforcement (“ICE”) and was developed on a build-to-suit basis in 2012.  The WSSA GSA - Tallahassee Property was developed with a high-level of finishes and amenities to fulfill its intended role as an ICE Facility. The GSA has taken possession of the Property but is not yet in occupancy. Further improvements to the building are currently being made and are expected to be completed around autumn 2012.  The pending completion of these improvements will not affect the current lease in place. This location is considered “mission critical” given its location in the state capital and its proximity to the Gulf of Mexico.  The Tallahassee lease commenced on March 1, 2012, has a firm term expiration of April 11, 2022 and a final expiration date of  April 11, 2027.  The annual rent is $39.63 per Sq. Ft., which includes an allocation of amortized tenant improvement costs.  After the firm term, the rent is reduced to $36.33 per Sq. Ft. as the tenant improvement component is eliminated. Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount. The Government may terminate the lease after the first 10 years of the lease term with 120 days written notice to the landlord.

The Market. Tallahassee is one of Florida’s most prominent college cities, and is home to several colleges and universities, including Florida State University and Florida A&M University.  Tallahassee is a high technology center and is sometimes referred to as “Silicon Valley South.”  Institutions in the area include: Innovation Park/Tallahassee, an affiliate of Florida A&M University and Florida State University; Smart Park, a privately owned 130-acre fiber-optic research center; and National High Magnetic Field Laboratory, the largest and highest-powered magnet research laboratory in the world. Primary arterials to Tallahassee include I-10, U.S. 27, U.S. 90, U.S. 319, Capital Circle Beltway and Appalachee Parkway. The Northwest Leon County office submarket contains 928,811 square feet and vacancy rate has ranged from 1.7% to 20.7% from 2007 to 2011, with an average of 11.8%.

WSSA GSA - Lakewood (12.5% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Lakewood Property is located at 17513 Detroit Avenue, Lakewood, Ohio in Northeast Ohio. It is located in an infill community with a large senior population. The WSSA GSA - Lakewood Property is 100.0% occupied by the Social Security Administration (“SSA”) and was built in 2010 to the tenant’s specifications.  The interior has a lobby / waiting area and customer service desks in the front, and cubicles, private offices and employee lounge space in the rear.  The Lakewood SSA lease has an expiration date of June 29, 2020.  The annual rent is $50.00 per Sq. Ft. Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount.

The Market. The Property is approximately one mile north of the Northwest Freeway (Interstate 90), a mile south of Lake Erie, and six miles west of downtown Cleveland.  Cleveland has a population of 396,815 and is Ohio’s second largest city. Lakewood is a middle

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

class suburb of Cleveland. Lakewood has a population of 52,131 and the highest population density in Ohio (a density roughly comparable to Washington, DC). According to the appraisal, the greater Cleveland MSA office market contains 149,295,085 square feet.  The vacancy rate has ranged from 10.1% to 12.2% from 2002 to 2011, with an average of 11.7%.

WSSA GSA - Ann Arbor (8.2% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Ann Arbor Property is located at 3971 South Research Park Drive in Ann Arbor, Michigan, within the Detroit metropolitan area. It is 100.0% occupied by two GSA tenants: the SSA and the Internal Revenue Service (“IRS”).  The WSSA GSA - Ann Arbor Property was built in 1979 and was significantly renovated and expanded in 2006, to the specifications of the tenants.  For the SSA tenant, this includes a front lobby waiting room, several customer windows in the front, with cubicles and employee lounges / kitchens in the back.  There is also a large mailroom onsite.  The IRS space, which is completely separate from the SSA space, has a secure entrance and is not open to the public. The interior has large meeting rooms for civilian interviews, several cubicles and significant file space. The Ann Arbor SSA lease has an expiration date of September 26, 2016.  The annual rent is $37.29 per Sq. Ft.  Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount.  The IRS Lease has a firm term expiration date of October 5, 2013 and a final expiration date of October 5, 2018.  During the firm term, the annual rent is $25.25 per Sq. Ft., which includes an allocation of amortized tenant improvement costs.  After the firm term, the rent is reduced to $18.73 per Sq. Ft. as the tenant improvement component is eliminated. The tenant may terminate the lease at the end of the fifth lease year beginning October 2013 upon 90 days’ notice to the landlord.

The Market. Ann Arbor is the 6th largest city in Michigan.  Ann Arbor had a total population of 353,808 as of 2010 and has experienced an annual growth rate of 0.9% for the past decade, which outpaces the annual growth rate of Michigan over the same timeframe.  Ann Arbor is home to the University of Michigan, which had an enrollment of 41,924 students.  The University is the largest employer in Ann Arbor. According to the appraisal, median household income levels are $65,955, which is over 20% higher than both Michigan and U.S. average. The Washtenaw W of 23 office submarket contains 10,970,805 square feet and vacancy rate has ranged from 10.3% to 12.7% with an average of 11.3% from 2002 to 2011.

WSSA GSA - Sault Ste. Marie (8.2% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Sault Ste. Marie Property is located at 228 Magazine Street, Sault St. Marie, Michigan, on the U.S. side of the Canadian border, on the most northern tip of the state.  It is located approximately 10 minutes from the Sault St. Marie International Airport.  The WSSA GSA - Sault Ste. Marie Property is 100.0% occupied by ICE and was developed on a build-to-suit basis in 2011. It was developed with a high-level of finishes and amenities to fulfill its intended role as an Immigration and Customs Enforcement Facility. The build-out of the space includes cubical space, detainment cells, secure parking, and showers and locker-room facilities.   This location is considered “mission critical” given its location on the U.S. side of the U.S.-Canada border.  The facility is located adjacent to the American Soo Locks, the world’s busiest canal in terms of tonnage according to the appraisal. This facility monitors immigration and customs for ships on the U.S. side of the locks. The Sault St. Marie lease has an expiration date of March 15, 2026.  The annual rent is $31.48 per Sq. Ft.  Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount.

The Market. The WSSA GSA - Sault Ste. Marie Property is located in Sault St. Marie, Michigan which is in the Upper Peninsula.  The area is a small city located in an overall rural area.  Sault St. Marie is home to the “Soo Locks” which provide passage for deep draft ships between Lake Superior and the other Great Lakes.  Interstate 75 traverses the area in a north-south direction and provides access to the Lower Peninsula.  According to the appraisal, the Sault St. Marie office market contains 134,611 square feet and vacancy has ranged from 0.8% to 16.7% from 2007 to 2011, with an average of 5.7%.

WSSA GSA - Port Huron (6.7% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Port Huron Property is located at 2620 Krafft Road, Fort Gratiot (Port Huron), Michigan, in the Detroit MSA. The Property is 100.0% occupied by the SSA and was developed on a build-to-suit basis by the Sponsor in 2006.  The interior has a lobby / waiting area and customer service desks in the front, and cubicles, private offices and employee lounge space in the rear.  The Port Huron SSA lease has an expiration date of December 6, 2017.  The annual rent is $38.26 per Sq. Ft. Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount.

The Market. Port Huron is located in eastern Michigan and lies on the border with Canada (accessed via the Bluewater Bridge).  The WSSA GSA - Port Huron Property is located near several shopping centers, the Port Huron School District offices and is adjacent to the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

Port Haven Manor Retirement Community. The Northern Outlying office submarket contains 12,068,674 square feet and vacancy rate has ranged from 6.0% to 13.3%, between 2002 and 2011, with an average of 9.3%.

WSSA GSA - Flint (6.7% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Flint Property is located at 1149 Robert T. Longway Drive, Flint, Michigan, within the Detroit MSA.  It is located off of Interstate 75, approximately 65 miles northwest of Detroit.  The WSSA GSA - Flint Property is 100.0% occupied by the SSA and was developed on a build-to-suit basis by the Sponsor in 2007.  The interior has a lobby / waiting area and customer service desks in the front, and cubicles, private offices and employee lounge space in the rear.   The Flint SSA lease has an expiration date of September 30, 2017.  The annual rent is $34.16 per Sq. Ft.  Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount.

The Market.  The WSSA GSA - Flint Property lies in the City of Flint, Michigan and is considered to be contained within the Detroit metropolitan area. Flint, Michigan is the home to the University of Michigan-Flint campus, as well as Kettering University. Mott Community College and a Central Michigan University satellite location are also located in Flint. Land uses in the area generally consist of office, retail and other commercial uses.  Robert T. Longway Drive is generally populated by single and multi-tenant office users.  The Northern Outlying office submarket contains 12,068,674 square feet and vacancy rate has ranged from 6.0% to 13.3%, between 2002 and 2011, with an average of 9.3%.

WSSA GSA - Roseville (6.2% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Roseville Property is located at 15250 East 12 Mile Road, Roseville, Michigan. It is 100.0% occupied by the SSA and was newly constructed in 2012 on a build-to-suit basis. The WSSA GSA - Roseville Property was developed with a high-level of finishes and amenities to fulfill its intended role as an SSA office building.  Build-outs at the building are typical for a social security office, including a waiting room and several civilian interview booths in the front.  The back of the building contains typical office space with cubicles, offices, file rooms and employee restrooms and lounges. The Roseville SSA lease has an expiration date of March 7, 2022.  The annual rent is $37.95 per Sq. Ft. Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount.

The Market. The WSSA GSA - Roseville Property’s neighborhood is commercial in nature, with several retail, office and hospitality uses.  The WSSA GSA - Roseville Property lies in the City of Roseville, Michigan and is considered to be contained within the Detroit metropolitan area.  The area has easy access to Freeways 696 and 94.  Major employers within the Detroit MSA include the City of Detroit, Detroit Public Schools, Detroit Medical Center and Henry Ford Health System. The Macomb East office submarket contains 6,796,271 square feet and vacancy rate has ranged from 12.4% to 18.6% from 2002 to 2011, with an average of 15.3%.

WSSA GSA - Lancaster (4.1% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - Lancaster Property is located at 252 Venture Place in Lancaster, Ohio, in the Columbus MSA.  It is 100.0% occupied by the SSA and was developed on a build-to-suit basis in 2008. The WSSA GSA - Lancaster Property was developed with a high-level of finishes and amenities to fulfill its intended role as a Social Security Administration office building.   The interior has a lobby / waiting area and customer service desks in the front, and cubicles, private offices and employee lounge space in the rear.   The Lancaster SSA Lease has a firm term expiration date of September 30, 2018 and a final expiration date of September 30, 2020.  During the firm term, the annual rent is $38.90 per Sq. Ft., which includes an allocation of amortized tenant improvement costs.  After the firm term, the rent is reduced to $33.72 per Sq. Ft. as the tenant improvement is eliminated. Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount.

The Market. The regional area is home to six Fortune 500 companies, including Cardinal Health, Nationwide Mutual Insurance Company, American Electric Power, Limited Brands, Momentive Specialty Chemicals and Big Lots.  Lancaster is a regional center located about 15 miles southeast of Columbus.  The WSSA GSA - Lancaster Property is located in an area with a concentration of retail businesses, with the River Valley Mall Shopping Center and the River Plaza Shopping Center. The Columbus, OH metropolitan area has been growing over the past 10 years, with a total population of 1,812,382 as of 2010, and an annual growth rate of 1.2% for the past decade. According to the appraisal, the Fairfield County Office submarket contains 1,488,139 square feet and the vacancy rate has ranged from 1.1% to 8.8% from 2002 to 2011, with an average of 6.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

WSSA GSA - West Branch (3.5% of the WSSA GSA Portfolio Loan Group)

Property Information. The WSSA GSA - West Branch Property is located at 2938 Hansen Road, in West Branch, Michigan.  The Property is 100.0% occupied by the SSA and was developed on a build-to-suit basis in 2008. The Property was developed with a high-level of finishes and amenities to fulfill its intended role as an SSA office building.  The interior has a lobby / waiting area and customer service desks in the front, and cubicles, private offices and employee lounge space in the rear.   The West Branch SSA lease has an expiration date of July 20, 2018.  The annual rent is $40.00 per sq. ft. Beginning with the second year and each year thereafter, the Government is to pay adjusted rent.  The amount of adjustment will be determined by the percentage change in the CPI multiplied by the base rate.  Tenant reimburses real estate taxes over a base year amount.

The Market. According to the appraisal, within Central Michigan, West Branch is a regional center for government and retail services.  The West Branch Medical Center is located one quarter mile southwest of the Property and the Property is located within an area with a concentration of medical services businesses. Interstate 75 traverses West Branch in a north-south direction and provides access to the Upper Peninsula of Michigan as well as Saginaw and Detroit to the south.  The Ogemaw County office submarket contains 103,297 square feet and the vacancy rate has ranged from 0.0% to 2.5% from 2007 to 2011, with an average of 0.7%.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	(2)	12/31/2010	(3)	12/31/2011	(4)	U/W	U/W Per Sq. Ft.
Gross Potential Rent(1)	$2,074,339		$4,254,113		$5,062,462		$7,020,316	$43.32
Total Recoveries	0		78,513		116,489		119,906	0.74
Effective Gross Income	$2,074,339		$4,332,626		$5,178,951		$7,140,222	$44.06
Total Operating Expenses	692,035		1,471,988		1,592,146		2,074,649	12.80
Net Operating Income	$1,382,304		$2,860,638		$3,586,805		$5,065,574	$31.26
TI/LC	0		0		0		162,227	1.00
Capital Expenditures	0		0		0		33,839	0.21
Net Cash Flow	$1,382,304		$2,860,638		$3,586,805		$4,869,508	$30.05
(1)	U/W Base Rent is based on the rent roll dated May 8, 2012.
(2)	Excludes WSSA GSA - Lakewood, WSSA GSA - Sault Ste. Marie, WSSA GSA - Roseville, WSSA GSA - Dania Beach and WSSA GSA - Tallahassee, whose construction was not completed at the time.
(3)	Excludes WSSA GSA - Lakewood, WSSA GSA - Sault Ste. Marie, WSSA GSA - Roseville and WSSA GSA - Tallahassee, whose construction was not completed at the time.
(4)	Excludes WSSA GSA - Sault Ste. Marie, WSSA GSA - Roseville and WSSA GSA - Tallahassee, whose construction was not completed at the time.

Property Management.    The WSSA GSA Properties are managed by WSSA, LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The WSSA GSA Loan Group is structured with a hard lockbox and springing cash management.  All excess cash will be swept into a lender-controlled account and active cash management will commence upon the occurrence of one of the following events:  (i) an event of default by the Borrower, (ii) the tenant at WSSA GSA - Dania Beach gives notice of lease termination, or (iii) the DSCR falls below 1.10x.

Initial Reserves.    At closing, the Borrower deposited (in the aggregate for the WSSA GSA Portfolio Loan Group) (i) $380,285 into a tax reserve account, (ii) $22,650 into an insurance reserve account (only with respect to the WSSA GSA - Dania Beach Loan and the WSSA GSA - Tallahassee Loan) and (iii) $16,750 into a deferred maintenance reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $43,747 into a tax reserve account, (ii) $11,325 into an insurance reserve account (only with respect to the WSSA GSA - Dania Beach Loan and the WSSA GSA - Tallahassee Loan), (iii) $2,702 into a capital expenditure/replacement reserve account and (iv) $20,000 into the Dania Beach Rollover Reserve account, subject to a cap of $1,500,000, provided that monthly deposits are not required unless the balance falls below the cap, at which time, monthly deposits are required to resume.  Up to $500,000 of the funds in this reserve may be applied towards debt service shortfalls under the WSSA GSA - Dania Beach Loan, and the balance used for tenant improvements and leasing commissions for the Dania Beach Property.  Beginning in the eighth year of the loan term, provided that no event of default exists and the WSSA GSA - Dania Beach Property maintains a 12% debt yield on the then remaining balance of the WSSA GSA - Dania Beach Loan, $27,500 per month will be released to the Borrower.  Furthermore, if the existing tenant extends the “firm term” of its lease to the lease expiration date in 2023 or if an acceptable replacement tenant is secured on terms equal to or greater than the existing tenant, then provided no event of default then exists, any remaining funds in this reserve will be returned to Borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

Current Mezzanine or Subordinate Indebtedness.     None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Not Permitted.

Partial Release.     Permitted if certain conditions are met, including, but not limited to, delivery of defeasance collateral in an amount sufficient to defease the greater of (a) 120% of the outstanding principal balance of the related Mortgage Loan or allocated loan amount, as applicable, or (b) the amount that would result in the aggregate debt yield of the WSSA GSA Portfolio loan group, after giving effect to the defeasance (calculated based on (1) the portion of the aggregate outstanding principal balance of the WSSA GSA Portfolio loan group that is not subject to the defeasance and (2) the trailing twelve months NOI for the related mortgaged properties that remain after giving effect to the defeasance), being not less than the greater of (i) 11% or (ii) the aggregate debt yield of the WSSA GSA Portfolio loan group immediately prior to the defeasance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary WSSA GSA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 73.2% 1.38x 11.4%

GEORGIA
Valdosta
Tallahassee
Jacksonville
St. Augustine
FLORIDA
Gainesville
Ocala
Daytona Beach
Atlantic Ocean
Spring Hill
Orlando
Titusville
Kissimmee
Tampa
Melbourne
Clearwater
Lakeland
Palm Bay
St. Petersburg
Bradenton
Sarasota
Fort Pierce
Port St. Lucie
Gulf of Mexico
Fort Myers
West Palm Beach
Cape Coral
Boca Raton
Naples
Ft. Lauderdale
Dania Beach
Hialeah
Miami Beach
Miami
Homestead
Key West

Lake Erie
Euclid
Cleveland
Cleveland Hts.
Sandusky
Lakewood
Lorain
Shaker Hts.
Fremont
Elyria
Parma
Garfield Hts.
Norwalk
Medina
Warren
Akron
Kent
Youngstown
Barberton
Alliance
Bucyrus
Ashland
Wooster
Massillon
Canton
Mansfield
OHIO
Marion
East Liverpool
New Philadelphia
Delaware
Mount Vernon
Dublin
Westerville
Wheeling
Upper Arlington
Gahanna
Newark
Cambridge
Columbus
Reynoldsburg
Zanesville
Lancaster
Circleville
WV

Lake Superior
Marquette
ONTARIO
WISCONSIN
Green Bay
Appleton
Oshkosh
Manitowoc
Sheboygan
Lake Michigan
Petoskey
Alpena
Traverse City
Lake Huron
West Branch
Cadillac
MICHIGAN
Big Rapids
Midland
Bay City
Saginaw
Muskegon
Grand Rapids
Ft. Gratiot
Milwaukee
Flint
Madison
Racine
Kenosha
Lansing
Troy
Roseville
Rockford
Waukegan
Kalamazoo
Detroit
Ann Arbor
Windsor
Aurora
Chicago
South Bend
Elkhart
Lake Erie
Toledo
Gary
ILLINOIS
INDIANA
OHIO

WSSA GSA Portfolio

1	GSA - Dania Beach	Dania Beach, FL
2	GSA - Lakewood	Lakewood, OH
3	GSA - Tallahassee	Tallahassee, FL
4	GSA - Ann Arbor	Ann Arbor, MI
5	GSA - Sault Ste. Marie	Sault Ste. Marie, MI
6	GSA - Fort Gratiot	Fort Gratiot, MI
7	GSA - Flint	Flint, MI
8	GSA - Roseville	Roseville, MI
9	GSA - Lancaster	Lancaster, OH
10	GSA - West Branch	West Branch, MI

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1110 North Henness Road Casa Grande, AZ 85122	Collateral Asset Summary Palm Creek MHP	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,951,824 64.5% 1.57x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1110 North Henness Road Casa Grande, AZ 85122	Collateral Asset Summary Palm Creek MHP	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,951,824 64.5% 1.57x 10.5%

Mortgage Loan Information			Property Information
Loan Seller:	AMF II		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Manufactured Housing Community
Sponsor:	Charles Keith Sr.; Charles Keith Jr.;		Collateral:	Fee Simple
	John Keith; Henry Keith		Location:	Casa Grande, AZ
Borrower:	Palm Creek Holdings, LLC		Year Built / Renovated:	1998 / NAP
Original Balance:	$42,000,000		Total Units:	1,863
Cut-off Date Balance:	$41,951,824		Property Management:	Borrower Managed
% by Initial UPB:	3.4%		Underwritten NOI:	$4,402,637
Interest Rate:	5.2500%		Underwritten NCF:	$4,356,062
Payment Date:	1st of each month		Appraised Value:	$65,000,000
First Payment Date:	July 1, 2012		Appraisal Date:	March 22, 2012
Maturity Date:	June 1, 2022
Amortization:	360 months		Historical NOI
Additional Debt:	$3,000,000 Mezzanine Debt		Most Recent NOI:	$4,815,097 (T-12 April 30, 2012)
Call Protection:	L(25),D(91),O(4)		2nd Most Recent NOI:	$4,764,438 (December 31, 2011)
Lockbox / Cash Management(1):	Soft, Springing Hard / In-Place		3rd Most Recent NOI:	$4,021,728 (December 31, 2010)

Reserves(2)			Historical Occupancy(6)
	Initial	Monthly	Most Recent Occupancy:	NAV
Taxes:	$67,117	$22,372	2nd Most Recent Occupancy:	NAV
Insurance:	$53,454	$7,636	3rd Most Recent Occupancy:	NAV
Replacement:	$0	$3,881	(1)	Credit card receipts are deposited directly into the lockbox account, while cash and check receipts are deposited by the property manager.
Immediate Repairs:	$0	$0
Seasonality Reserve(3):	$2,262,742	Cash Flow Sweep	(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(3)
The Palm Creek Loan documents provide for a cash flow sweep from November through April of every year during the loan term up to a maximum balance of $1,594,893 for each six-month period to make deposits into the seasonality reserve.  See “Ongoing Reserves” below.

Financial Information
	Mortgage Loan	Total Debt(4)
Cut-off Date Balance / Unit:	$22,518	$24,129	(4)
Total Debt includes the mezzanine loan described under “Current Mezzanine or Subordinate Indebtedness” herein.  The mezzanine loan has an interest rate of 12.00%  and is coterminous with the Palm Creek Loan.

Balloon Balance / Unit:	$18,684	$21,274
Cut-off Date LTV:	64.5%	69.2%
Balloon LTV(5):	53.5%	61.0%	(5)
The calculation of the balloon LTV for the total debt includes the $3,000,000 principal balance of the mezzanine loan plus $1,826,000 of interest that is projected to be due and payable on the maturity date.

Underwritten NOI DSCR:	1.58x	1.48x
Underwritten NCF DSCR:	1.57x	1.47x
Underwritten NOI Debt Yield:	10.5%	9.8%	(6)
The Palm Creek Property consists of 1,863 pads, each of which may be leased for a term of one year or for a term of less than one year.  The property manager does not keep a record of the occupancy that is attributable to pads that are leased for terms of less than one year.  Therefore, the historical occupancy of the Palm Creek Property cannot be accurately reported.  As of May 29, 2012, December 31, 2011 and December 31, 2010, approximately 51.2%, 50.6% and 48.4%, respectively, of the 1,863 pads were under leases for a term of one year.

Underwritten NCF Debt Yield:	10.4%	9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1110 North Henness Road Casa Grande, AZ 85122	Collateral Asset Summary Palm Creek MHP	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,951,824 64.5% 1.57x 10.5%

The Loan.    The Palm Creek loan (the “Palm Creek Loan”) is a $42.0 million fixed rate loan secured by the Borrower’s fee simple interest in a 1,863-pad manufactured housing community located at 1110 North Henness Road in Casa Grande, Arizona (the “Palm Creek Property”).  The $42.0 million first mortgage loan has a 10-year original term, amortizes on a 30-year amortization schedule and accrues interest at a fixed rate equal to 5.25%.  Loan proceeds were used to refinance existing debt of approximately $38.1 million, fund up-front reserves, pay closing costs of approximately $705,000 and return approximately $411,000 to the Borrower.  Based upon the appraised value of $65.0 million as of March 22, 2012, the cut-off date LTV is 64.5%.

The Borrower / Sponsor.    Palm Creek Holdings, LLC (the “Borrower”) is a single purpose limited liability company structured to be bankruptcy remote, with two independent directors in its organizational structure.  The Borrower is indirectly owned by Brandon and Ashton Wolfswinkel (95%), and managing members Charles Keith, Sr. and his three sons, Charles Keith, Jr. John Keith and Henry Keith (collectively, 5%).

Charles Keith, Sr., Charles Keith, Jr. John Keith and Henry Keith (each, a “Sponsor” and collectively, the “Sponsors”) are the joint and several non-recourse carveout guarantors for the Palm Creek Loan.  Over the past 43 years, Charles Keith Sr. has owned and operated 16 manufactured housing properties, totaling over 3,000 pads, and 3 recreational vehicle (“RV”) resorts, totaling over 1,700 spaces.  These communities have all been managed directly by the Keith family without any outside management.  The Sponsors reported a combined net worth of approximately $28.8 million as of March 29, 2012 with liquid assets of approximately $2.7 million.

The Property.  The Palm Creek Property is a 5-Star, age-restricted (55 or older) manufactured housing community encompassing 279 acres which consists of 1,863 pads, an 18-hole executive golf course and a package of amenities including a 50,000 sq. ft. clubhouse with a pool, library, billiards room, class rooms, assembly rooms, banquet hall, service kitchen, game rooms, crafts rooms (lapidary, pottery, silversmithing, stained glass and quilting), fitness center, café, golf pro shop, woodworking shop, 16 shuffleboard courts, 6 tennis courts, 12 pickle-ball courts, bocce ball, horseshoe pits, and softball field. The pads include 679 park model homes (400 sq. ft. units), 97 village homes (1,000 sq. ft. units), and 180 annual RV tenants. The remaining 907 pads (48.7%) are used for RV use with flexible lease terms that allow occupants to reserve sites for daily, weekly, monthly, three, four, five, or six month terms. The collateral also includes an 84-acre parcel of undeveloped excess land that will be the final phase of the project and at full build-out will provide over 500 additional pads and additional amenities.  The Borrower intends to begin building out the final phase of the project in conjunction with the subject financing.

The Market.  The Palm Creek Property is located in Casa Grande, Arizona, which is approximately 45 miles southeast of Phoenix and 65 miles northwest of Tucson. The city of Casa Grande is located at the intersection of two interstate highways (Interstate 8 and Interstate 10) in an area known as Arizona’s Golden Corridor. Its economic base is a mix of retail trade, shopping, manufacturing, and agriculture and the city has grown to become the largest community in western Pinal County.  According to the appraisal, during the last eight years, Pinal County has increased its job base by 96%.

Although Casa Grande was once dependent on agriculture and mining, the community has recently grown into a more diverse economic area with manufacturing, retail trade, government and tourist related employment leading the local economy. Major employers in the community include Abbott Nutrition, National Vitamin Company, Daisy Brand, Frito-Lay, Inc., Hexcel, Westile, Monsanto and Wal-Mart Distribution Center.

The Palm Creek Property is located approximately 3 miles east of Casa Grande’s main business district and City Hall. Neighborhood boundaries are generally fluid in this part of the city, but may be defined as Interstate 10 to the east, Peart Road to the west, Kortsen Road to the north and Early Road to the south. RV parks competitive to the Palm Creek Property are found in this and other neighborhoods and market areas.

The appraisal identified six comparable properties in the Palm Creek Property’s market.  Two of the comparable properties are RV resorts located in Casa Grande, but, according to the appraisal, have inferior amenities and rental rates in these parks are lower than offered at the Palm Creek Property. The other four comparable properties are located in the Phoenix metropolitan area, a superior location. The rates reported in the comparable properties generally tend to be within the range of the rents charged at the Palm Creek Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1110 North Henness Road Casa Grande, AZ 85122	Collateral Asset Summary Palm Creek MHP	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,951,824 64.5% 1.57x 10.5%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 4/30/2012	U/W	U/W per Unit
Gross Potential Revenue	$7,152,611	$7,490,434	$7,578,914	$8,413,650	$4,516
Less: Concessions	(184,171)	(393,213)	(385,801)	(385,801)	(207)
Less: Total Vacancy	(0)	(0)	(0)	(1,000,000)	(537)
Effective Gross Income	$6,968,440	$7,097,221	$7,193,113	$7,027,849	$3,772
Other Income	730,047	1,450,951	1,482,290	1,482,290	796
Total Revenue	$7,698,487	$8,548,172	$8,675,403	$8,510,139	$4,568
Total Expenses	3,676,759	3,783,734	3,860,306	4,107,502	2,205
Net Operating Income	$4,021,728	$4,764,438	$4,815,097	$4,402,637	$2,363
Capital Expenditures	0	0	0	46,575	25
Net Cash Flow	$4,021,728	$4,764,438	$4,815,097	$4,356,062	$2,338

Property Management.     The Palm Creek Property is self-managed by the Borrower.

Lockbox / Cash Management.     The Palm Creek Loan is structured with a soft lockbox and in place cash management.  Credit card receipts are deposited directly into the lockbox account, while cash and check receipts are deposited in the lockbox by the property manager.  A hard lockbox and full sweep of excess cash flow is triggered upon (i) an event of default under the Palm Creek Loan or, (ii) the DSCR falling below 1.20x.

Initial Reserves.     At closing, the Borrower deposited (i) $67,117 into a tax reserve account, (ii) $53,454 into an insurance reserve account, and (iii) $2,262,742 into a seasonality reserve account (which includes $797,447 for the August, September and October 2012 payments due to the seasonality reserve under the Palm Creek Loan documents).

Ongoing Reserves.     On a monthly basis, the Borrower is currently required to deposit reserves of (i) $22,372 into a tax reserve account, (ii) $7,636 into an insurance reserve account, and (iii) $3,881 into a replacement reserve account. The Borrower is obligated to make deposits into the seasonality reserve via a Cash Flow Sweep from November through April of every year during the loan term up to a maximum balance of $1,594,893 for each six-month period, which amount is subject to adjustment by Lender for real estate taxes and insurance each year  (the “Seasonality Reserve”).  The Seasonality Reserve will be released in equal installments of one sixth of its then current balance as of April 30 from May through October to fund debt service payments and reserves due under the Palm Creek Loan documents.

Current Mezzanine or Subordinate Indebtedness.     An affiliate of the Borrower obtained a $3,000,000 mezzanine loan from Pacific Coach, Inc. The mezzanine loan accrues interest at a rate of 12.00% per annum, which includes (i) interest at a rate of 6% per annum that is due and payable monthly and (ii) interest that accrues at a rate of 6% per annum and will be due and payable upon the earlier of (a) the maturity date of the mezzanine loan or (b) payment in full of the mezzanine loan. The mezzanine loan is coterminous with the Palm Creek Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.     Borrower has the right to replace the current mezzanine loan with another $3,000,000 mezzanine loan subject to the satisfaction of the conditions set forth in the Palm Creek Loan documents.

Partial Release.     Not permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1110 North Henness Road Casa Grande, AZ 85122	Collateral Asset Summary Palm Creek MHP	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,951,824 64.5% 1.57x 10.5%

Palm Creek Manufactured Housing Park
1110 North Henness Road
Casa Grande, AZ 85122
SACATON MTS.
GILA INDIAN RESERVATION
Casa Grande Municipal Airport
PINAL COUNTY
Casa Grande
Casa Grande Mountain Park
Eloy
Casa Grande Regional Medical Ctr.
Central Arizona College
Promenade at Casa Grande
Outlets at Casa Grande
Northern Arizona Univ.-Signal Peak Campus
Western Mason Park
Dave White Municipal Golf Course
Phoenix
Tucson
Scottsdale
Mesa
Chandler
Gilbert
Florence
Coolidge
Queen Creek

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the  offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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205 West Blackstock Road Spartanburg, SC 29301	Collateral Asset Summary Westgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.0% 1.71x 13.9%

Loan Information			Property Information
Loan Seller:	KeyBank National Association		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor:	CBL & Associates Properties, Inc.		Collateral(7):	Fee / Leasehold
Borrower:	Westgate Mall CMBS, LLC		Location:	Spartanburg, SC
Original Balance:	$40,000,000		Year Built / Renovated:	1975 / 1996
Cut-off Date Balance:	$40,000,000		Total Sq. Ft.:	953,633
% by Initial UPB:	3.3%		Total Collateral Sq. Ft.:	453,544
Interest Rate:	4.990%		Property Management:	CBL & Associates Management, Inc.
Payment Date:	1st of each month		Underwritten NOI:	$5,544,089
First Payment Date:	August 1, 2012		Underwritten NCF:	$4,805,908
Maturity Date:	July 1, 2022		Appraised Value:	$61,500,000
Amortization:	300 months		Appraisal Date:	May 1, 2012
Additional Debt(1):	None
Call Protection:	L(25),YM1(91),O(4)		Historical NOI
Lockbox / Cash Management(2):	Hard / Springing		Most Recent NOI:	$5,859,445 (T-12 March 31, 2012)
			2nd Most Recent NOI:	$5,869,585 (December 31, 2011)
Reserves			3rd Most Recent NOI:	$6,207,165 (December 31, 2010)
	Initial	Monthly
Taxes:	$644,970	$92,139	Historical Occupancy(6)
Insurance:	$140,472	$20,067	Most Recent Occupancy:	94.6% (May 15, 2012)
Replacement(3):	$9,450	$9,450	2nd Most Recent Occupancy:	96.1% (December 31, 2011)
TI/LC(4):	$20,624	$20,624	3rd Most Recent Occupancy:	95.9% (December 31, 2010)
Unfunded Obligations:	$670,033	$0	4th Most Recent Occupancy:	96.3% (December 31, 2009)
Ground Rent:	$12,019	$12,019	(1)
Future preferred equity in the Borrower shall be permitted subject to lender’s consent, which may be conditioned upon, among other things, that the preferred equity interests shall not be transferable without lender’s consent, all rights and remedies of the preferred equity interest holders shall not be exercised until the Westgate Mall Loan is repaid in full and there is no event of default under the Westgate Mall Loan documents.

Outstanding Tax Obligation(5):	$315,939	$0

Financial Information
Cut-off Date Balance / Sq. Ft. (6):		$88
Balloon Balance / Sq. Ft. (6):		$65	(2)	Cash sweep/management will be triggered if, among other things, the DSCR is less than 1.10x on a trailing twelve month basis.
Cut-off Date LTV:		65.0%
Balloon LTV:		48.1%	(3)	Replacement reserve is capped at $340,200.
Underwritten NOI DSCR:		1.98x	(4)
TI/LC reserve is capped at $742,464.  If any of the anchor tenants’, JC Penney, Dick’s Sporting Goods, and Bed Bath & Beyond, leases mature during the term of the loan, the Sponsor will guarantee $10 per sq. ft. for tenant improvements and leasing commissions until a replacement lease (acceptable to lender) is executed or the Westgate Mall Loan is repaid in full.

Underwritten NCF DSCR:		1.71x
Underwritten NOI Debt Yield:		13.9%
Underwritten NCF Debt Yield:		12.0%

			(5)
The initial title commitment reflected the existence of tax liens on the ground lessor’s fee interests in the Westgate Mall mortgaged property, for which the lender established an initial reserve at closing.

			(6)	Based on Total Collateral Sq. Ft, excluding non-owned anchors.
			(7)
The Westgate Mall mortgaged property is secured by a mortgage on the borrower’s fee interest and three leasehold (or subleasehold) interests in the related mortgaged property. The term of each of the ground leases extends through October 31, 2024, with six (6) ten-year renewal options remaining under each lease. Assuming the exercise of renewal options available, at Borrower’s election, the ground lease expires October 31, 2084.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

205 West Blackstock Road Spartanburg, SC 29301	Collateral Asset Summary Westgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.0% 1.71x 13.9%

TRANSACTION HIGHLIGHTS

■
Sponsorship. CBL & Associates Properties, Inc. (“CBL”), is a Chattanooga, Tennessee based, self-managed real estate investment trust.  CBL owns, develops, acquires, leases, manages, and operates regional shopping malls, open-air centers, community centers and office properties primarily in the southeastern and midwestern United States.  CBL is one of the largest mall real estate investment trusts in the United States.  It currently holds interests in or manages 160 properties, including 87 regional and open air malls across 26 states.  As of December 31, 2011, CBL listed total assets of $6.7 billion.  CBL reported operating income of $357 million as of fiscal year end 2011 and net income of $184 million.

■
Sponsor Equity.  The Sponsor acquired the property in 1995 for a purchase price of $25.3 million, and since that time has invested over $42.7 million in improvements.  Including the $6.5 million of cash not recapitalized by the Westgate Mall Loan, the Sponsor has a total cost basis of $74.5 million, representing a 53.7% loan-to-cost.  In addition, the Sponsor is in the process of completing $1.4 million of budgeted improvements for 2012.

■
Market.  The Westgate Mall is the only regional mall located in the Spartanburg, South Carolina core based statistical area (the “Spartanburg CBSA”).  The Spartanburg CBSA had a 2011 estimated population of 293,926.  Between 2000 and 2011, the Spartanburg CBSA expanded annually by 1.34%, compared to the entire state average of 1.38%.  Population growth is forecasted to be 1.13% annually over the next five years.

■
Tenancy and Sales. Non-collateral anchors include Sears (193,441 sq. ft.), Belk (156,648 sq. ft.) and Dillard’s (150,000 sq. ft.).  Collateral anchors include JC Penney (93,959 sq. ft.), Bed Bath & Beyond (36,162 sq. ft.) and Dick’s Sporting Goods (35,011 sq. ft.). In-line sales (non-temporary tenants < 10,000 sq. ft.) averaged $280 per sq. ft. for the 12 months ended March 31, 2012, a 12.4% increase from the December 31, 2009 level of $249 per sq. ft. In-line sales averaged $270 per sq. ft. for the 12 months ending December 31, 2011, with an associated occupancy cost of 11.85%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

909 Third Ave New York, NY 10022	Collateral Asset Summary 909 Third Avenue Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,633,447 48.3% 1.10x 4.1%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Net Lease
Credit Estimate	BBB-/NR/A3		Collateral:	Fee Simple
(Fitch/KBRA/Moody’s):			Location:	New York, NY
Sponsor:	Mark Karasick		Year Built / Renovated:	1966 / NAP
Borrower:	909 Third Fee Owner LLC		Total Sq. Ft.:	1,331,195
Original Balance:	$38,633,447		Property Management:	NAP
Cut-off Date Balance:	$38,633,447		Underwritten NOI(5)(6):	$1,600,000
% by Initial UPB:	3.2%		Underwritten NCF(5)(6):	$1,600,000
Interest Rate(1):	3.7200%		Appraised Value:	$80,000,000
Payment Date:	6th of each month		Appraisal Date:	April 1, 2012
First Payment Date:	June 6, 2012
Anticipated Repayment Date:	May 6, 2022		Historical NOI
Maturity Date:	May 6, 2051		Most Recent NOI:	$1,600,000 (December 31, 2011)
Amortization:	None		2nd Most Recent NOI:	$1,600,000 (December 31, 2010)
Additional Debt:	None
Call Protection:	L(26), D(90), O(4)		Historical Occupancy(7)
Lockbox / Cash Management:	Hard / In Place		Most Recent Occupancy:	NAP
			2nd Most Recent Occupancy:	NAP
Reserves(2)			3rd Most Recent Occupancy:	NAP
	Initial	Monthly	(1)
The 909 Third Avenue Net Lease loan accrues interest at a rate per annum equal to 3.7200% (“Regular Interest Rate”) prior to the Anticipated Repayment Date (“ARD”).  Thereafter, the interest rate is a rate per annum equal to (i) with respect to each interest accrual period (as defined in the loan documents) occurring after the ARD through the interest accrual period which ends immediately following the payment date occurring in November, 2023, the Regular Interest Rate plus 4.00%; (ii) with respect to each interest accrual period thereafter, through the interest accrual period which ends immediately following the payment date occurring in May, 2027, the Treasury Index Rate (as defined in the loan documents) plus 4.00%; and (iii) thereafter, through and including the last day of the interest accrual period in which the maturity date occurs, the Treasury Index Rate plus 12.00%.

Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Immediate Repairs:	$0	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$29
Balloon Balance / Sq. Ft.:		$29
Cut-off Date LTV:		48.3%
Balloon LTV:		48.3%	(2)	All real estate taxes and insurance are paid by the net lessee.
Underwritten NOI DSCR(3):		1.10x	(3)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the NOI and NCF of $1,600,000, which is equal to the total scheduled rents through the loan term under the net lease, less operating expenses.  The NOI and NCF DSCR based on the appraiser’s concluded NOI and NCF of $29,977,036 and $29,977,036, respectively, for the property if unencumbered by the net leases are 20.57x and 20.57x, respectively.

Underwritten NCF DSCR(3):		1.10x
Underwritten NOI Debt Yield(4):		4.1%
Underwritten NCF Debt Yield(4):		4.1%

			(4)
Underwritten NOI Debt Yield and Underwritten NCF Debt Yield are based on the NOI and NCF of $1,600,000, which is equal to the total scheduled rents through the loan term under the net lease, less operating expenses.  The NOI and NCF Debt Yield based on the appraiser’s concluded NOI and NCF of $29,977,036 and $29,977,036, respectively, for the property if unencumbered by the net lease are 77.6% and 77.6%, respectively.

			(5)	Monthly lease payments under the net lease provide the sole source of cash flow for the payment of debt service.
			(6)	Underwritten NOI and Underwritten NCF are based on the total scheduled rent under the net lease for the loan term.
			(7)	The 909 Third Avenue Net Lease property is 100% leased to a net lease tenant.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

909 Third Ave New York, NY 10022	Collateral Asset Summary 909 Third Avenue Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,633,447 48.3% 1.10x 4.1%

TRANSACTION HIGHLIGHTS

■
Low LTV.  The 909 Third Avenue Net Lease loan represents 48.3% of the appraised value of $80,000,000 ($29 per sq. ft.). The loan amount is 11.4% of the $340.0 million appraised value of the building encumbered by the net lease.

■
Strong Net Lessee.  The 909 Third Avenue Net Lease property is 100% leased to 909 Third Company, L.P., an affiliate of Vornado Realty Trust (NYSE: VNO) (“Vornado”), Vornado is one of the largest owners and managers of commercial real estate in the United States with a portfolio of over 100 million square feet, primarily located in the New York and Washington, DC metropolitan areas.

■	Cash Equity. The Borrower has approximately $16,576,553 of hard equity in the transaction, representing 42.9% of the total capitalization.

■
Net Lease Term.  At ARD, the net lease will have only approximately 41 years remaining (pending certain renewal options are exercised by Vornado), after which time the Borrower would own the 909 Third Avenue Net Lease property unencumbered by any net lease.

■
Location.  The 909 Third Avenue Net Lease property is located in Midtown, Manhattan within the Plaza District, considered one of Manhattan’s premier office and retail locations.  The Plaza District contains the headquarters of 21 Fortune 500 companies and is home to numerous top firms in a diverse array of businesses, including domestic and international banking, legal services, manufacturing, securities/holdings, printing and publishing, advertising, and communications.  The 909 Third Avenue Net Lease property is surrounded by many of New York’s landmarks, restaurants, hotels, retail shops and tourist attractions and has excellent accessibility to several major transportation hubs, including Grand Central Station.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Behringer Harvard Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,023,228 74.3% 1.50x 12.3%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Office – Suburban
Sponsor:	Behringer Harvard Opportunity REIT I		Collateral(4):	Fee Simple
Borrower:	Behringer Harvard Northpoint LP and		Location(4):	Various
	Behringer Harvard Las Colinas LP		Year Built / Renovated:	1982/2008; 1979,1981,2002/2001
Original Balance:	$28,085,000		Total Sq. Ft.:	419,385
Cut-off Date Balance:	$28,023,228		Property Management:	HPT Management Services LP
% by Initial UPB:	2.3%		Underwritten NOI:	$3,446,681
Interest Rate:	5.1480%		Underwritten NCF:	$2,766,628
Payment Date:	6th of each month		Appraised Value:	$37,700,000
First Payment Date:	June 6, 2012		Appraisal Date:	April 2012
Maturity Date:	May 6, 2017
Amortization:	360 months		Historical NOI
Additional Debt:	None		Most Recent NOI:	$3,486,606 (December 31, 2011)
Call Protection(1):	L(12), YM1%(44), O(4)		2nd Most Recent NOI:	$3,372,896 (December 31, 2010)
Lockbox / Cash Management(2):	Hard / Springing		3rd Most Recent NOI:	$3,240,533 (December 31, 2009)

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy(5):	88.9% (Various)
Taxes:	$309,738	$60,143	2nd Most Recent Occupancy:	90.7% (December 31, 2011)
Insurance:	$90,042	Springing	3rd Most Recent Occupancy:	88.7% (December 31, 2010)
Deferred Maintenance:	$150,000	$0	4th Most Recent Occupancy:	83.6% (December 31, 2009)
Replacement:	$0	$10,040	(1)	An individual property may be released provided, among other things, (i) a payment equal to or greater than 125% of the allocated loan amount is made; (ii) DSCR for the remaining property is the greater of (a) DSCR for the two full calendar quarters preceding the loan closing date and (b) two full quarters prior to the release date; and (iii) in connection with the Northpoint Property release, the MetLife tenant has renewed their lease for an additional five years, or a tenant acceptable by the lender leases the MetLife space for at least five years with rental terms that are sufficient to provide a DSCR of at least 1.40x and a NOI debt yield of at least 11.25%.
TI/LC:	$479,135	$46,831
MetLife Renewal (3):	$2,000,000	$0

Financial Information
Cut-off Date Balance / Unit:		$67
Balloon Balance / Unit:		$62
Cut-off Date LTV:		74.3%
Balloon LTV:		68.9%	(2)
Cash flow sweep event will be triggered if, among other things, the DSCR fails to maintain a DSCR of at least 1.10x on a trailing twelve month basis and twelve months prior to the MetLife lease expiration (November 30, 2013).

Underwritten NOI DSCR:		1.87x
Underwritten NCF DSCR:		1.50x
Underwritten NOI Debt Yield:		12.3%	(3)
$2,000,000 will be reserved for (i) tenant improvements and leasing commission obligations as it relates to the MetLife space, and (ii) the payment of debt service during any period when the MetLife space is not fully leased or tenants of the MetLife space are not paying full, unabated rent.

Underwritten NCF Debt Yield:		9.9%

			(4)	The Behringer Harvard Portfolio loan is secured by the borrower’s fee simple interest in two office properties – Northpoint Central (180,006 sq. ft.) (2 Northpoint Drive, Houston, TX 77060); and Las Colinas Commons (239,379 sq. ft.) (1525,1555, 1621 W. Walnut Hill Lane, Irving, TX 75038).
			(5)	The borrower reported occupancy of 93.0% as of May 1, 2012 for Northpoint Central and 85.8% as of April 30, 2012 for Las Colinas Commons.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Behringer Harvard Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,023,228 74.3% 1.50x 12.3%

TRANSACTION HIGHLIGHTS

■	Multi-Property Loan with Crossed Properties: The collateral consists of three office buildings in Las Colinas and an office building in Northpoint, two distinct markets.

■	Equity. The borrower contributed $8.18 million of equity in conjunction with the closing of this loan. Additionally, the borrower maintains approximately $20.5 million of equity in the properties.

■	Upfront reserves. The loan is structured with an upfront TI/LC reserve of $2.0 million to cover the expiration of the MetLife lease. Additionally, $479,135 is collected for ongoing TI/LC.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1677 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary National Hotel Miami Beach	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,445,911 43.2% 1.26x 10.4%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Hospitality – Full Service
Sponsor:	New National, LLC; Delpine Dray		Collateral:	Fee Simple
Borrower:	New National, LLC		Location:	Miami Beach, FL
Original Balance:	$26,500,000		Year Built / Renovated: (3)	1939 and 1956 / 2009-2010
Cut-off Date Balance:	$26,445,911		Number of Rooms:	151
% by Initial UPB:	2.2%		Property Management: (4)	Self-Managed
Interest Rate:	5.4990%		Underwritten NOI:	$2,747,310
Payment Date:	6th of each month		Underwritten NCF:	$2,269,145
First Payment Date:	June 6, 2012		Appraised Value:	$61,200,000
Maturity Date:	May 6, 2022		Appraisal Date:	January 1, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(26), D(91), O(3)		Most Recent NOI:	$3,217,973 (T-12 March 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$3,096,773 (December 31, 2011)
			3rd Most Recent NOI:	$3,153,212 (December 31, 2010)
Reserves(2)
	Initial	Monthly	Historical Occupancy
Taxes:	$292,107	$41,730	Most Recent Occupancy:	62.0% (T-12 March 31, 2012)
Insurance:	$83,690	$41,845	2nd Most Recent Occupancy:	63.1% (December 31, 2011)
FF&E: (2)	$0	$0	3rd Most Recent Occupancy:	62.9% (December 31, 2010)
Deferred Maintenance:	$2,337,500	$0	(1)	Cash management will be triggered if, among other things, the DSCR falls below 1.20x on a trailing twelve month basis.

Financial Information			(2)
A monthly escrow for FF&E and reserves equal to the following amount shall be required: (i) 0% of total revenues in 2012 and 2013, (ii) 1% of total revenues in 2014, (iii) 2% of total revenues in 2015, (iv) 3% of total revenues in 2016, and (v) 4% of total revenues thereafter in accordance with the provisions outlined in the loan documents.

Cut-off Date Balance / Room:		$175,138
Balloon Balance / Room:		$146,599
Cut-off Date LTV:		43.2%
Balloon LTV:		36.2%	(3)
For the period of 2008 through 2011 and approximately $6.6 million ($43,709 per room) has been spent for capital expenditures, and the National Hotel Miami Beach Property’s Tower Building is currently under an approximate $4.0 million renovation. Upon completion of the renovations, the National Hotel Miami Beach Property is expected to be a four/five-star facility and compete with other upscale hotels in South Beach.

Underwritten NOI DSCR:		1.52x
Underwritten NCF DSCR:		1.26x
Underwritten NOI Debt Yield:		10.4%
Underwritten NCF Debt Yield:		8.6%
			(4)	The National Hotel Miami Beach Property is self-managed by the Borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1677 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary National Hotel Miami Beach	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,445,911 43.2% 1.26x 10.4%

TRANSACTION HIGHLIGHTS

■	Credit Metrics. Based on the “as is” appraised value of $61.2 million, the loan represents a 43.2% loan to value ratio.

■
Prime Location and Notable Property. The National Hotel Miami Beach Property fronts the beaches of the Atlantic Ocean in the South Beach neighborhood of Miami Beach along Collins Avenue.  The South Beach area is unparalleled for its reputation as a tourist destination for domestic and international travelers. Many of the restaurants and shopping are within walking distance, while the Miami Beach Convention Center is a short drive from the National Hotel Miami Beach Property. The National Hotel has been ranked by US News and World Report as one of the Best Hotels in Miami Beach in 2011.

■
Amenities and Property Condition. The National Hotel Miami Beach Property offers 36 cabana rooms and suites in addition to standard guest rooms that offer views of the ocean, South Beach skylines, and the outdoor pool. Amenities include high-speed internet access, premium cable television, valet service, 24-hour room service as well as a choice of multiple restaurants/lounges.

■
Market Performance.  For the first 11 months of 2011, the ADR for the competitive set increased by 9.9% and is projected to increase further in 2012 and 2013. Demand from the leisure market continues to remain strong and is projected to increase as Miami Beach is being heavily marketed to  Asian tourists, in addition to the U.S., European, and Latin American markets.  The expanded Miami Beach Convention Center is also projected to attract larger meetings, thus benefiting area hotels.

■
Strong Borrower/Sponsor. The Dray Family is a major real estate owner and developer in France and South Florida. The Family has extensive experience managing not only hotels but office and retail properties as well. The balance sheet for Dave’s New National, LLC, the sole member of Borrower,  dated December 31, 2010 reflects total assets of $48.9 million, total equity of $17.5 million, and cash liquidity of $4.5 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary TNP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 63.3% 1.41x 11.1%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank National Association		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Retail – Anchored (4) /
Sponsor:	TNP Strategic Retail Trust, Inc.			Shadow Anchored (1)
Borrower:	TNP SRT Portfolio II, LLC		Collateral(6):	Fee Simple
Original Balance:	$26,000,000		Location(6):	Various
Cut-off Date Balance:	$26,000,000		Year Built / Renovated(6):	1973/2007;1990/1999,2012; 1976/2005; 2001; 2004
% by Initial UPB:	2.1%
Interest Rate:	5.1000%		Total Sq. Ft.:	347,997
Payment Date:	1st of each month		Property Management:	TNP Property Manager, LLC
First Payment Date:	August 1, 2012		Underwritten NOI:	$2,878,261
Maturity Date:	July 1, 2019		Underwritten NCF:	$2,392,044
Amortization:	360 months		Appraised Value:	$41,050,000
Additional Debt(1):	$2,000,000 Mezzanine Loan		Appraisal Date:	December 2011 – May 2012
Call Protection(2):	L(25), YM1(56) O(3)
Lockbox / Cash Management(3):	Hard / In Place		Historical NOI
			Most Recent NOI(7):	$3,341,917 (Various)
Reserves			2nd Most Recent NOI:	NAP
	Initial	Monthly	3rd Most Recent NOI:	NAP
Taxes:	$398,850	$56,201
Insurance:	$14,978	$3,262	Historical Occupancy
Deferred Maintenance:	$322,054	$0	Most Recent Occupancy:	97.2% (May 1 – May 31, 2012)
Replacement(4)	$7,256	$7,256	2nd Most Recent Occupancy:	NAP%
TI/LC:	$17,700	$17,700	3rd Most Recent Occupancy:	NAP
Bi-Lo Kroger:	$10,171	$10,171	(1)
The Mezzanine loan shall (i) have a term of 7 years; (ii) be interest only; (iii) have an interest rate of 10%, provided that in the event the Mezzanine Loan is not paid in full prior to the sixth payment date the interest rate will increase to 15%; (iv) be full recourse to the Sponsor.

Easement Reserve:	$36,514	$0
Mezzanine Lender Reserve(5)	$0	Varies

Financial Information			(2)
Provided the LTV of the remaining properties is no more than 65% and the DSCR is no less than 1.40x (if mezzanine loan is outstanding then 1.20x), borrower may release a mortgaged property from the lien of the mortgage. Borrower is required to pay an amount equal to the greater of (i) 125% of the allocated loan amount and (ii) 90% of the sale proceeds from the sale of the individual property.

	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$75	$80
Balloon Balance / Sq. Ft.:	$66	$72
Cut-off Date LTV:	63.3%	68.2%
Balloon LTV:	56.2%	61.1%
Underwritten NOI DSCR:	1.70x	1.52x	(3)	A cash sweep will be triggered if, among other things, the DSCR is less than 1.20x on a trailing six month basis.
Underwritten NCF DSCR:	1.41x	1.26x
Underwritten NOI Debt Yield:	11.1%	10.3%	(4)	Replacement reserve is capped at $435,339.
Underwritten NCF Debt Yield:	9.2%	8.5%	(5)	Provided that no event of default has occurred, mezzanine lender will receive its monthly debt service payment from this reserve.

			(6)
The TNP Portfolio II loan is secured by the borrower’s fee simple interest in 5 retail properties – Florissant Marketplace (146,257 Sq. Ft.) (8200 North Lindbergh Boulevard, Florissant, Missouri); Bi-Lo Grocery Store (45,817 Sq. Ft.) (1436 J A Cochran Bypass, Chester, South Carolina); Ensenada Square (62,676 Sq. Ft.) (301 South Bowen Road, Arlington, Texas); Morningside Marketplace (76,923 Sq. Ft.) 14518, 14548, 14574, 14584 & 14600 Baseline Avenue, Fontana, California); and Shops at Turkey Creek (16,324 Sq. Ft.) (10903-10915 Turkey Drive, Knoxville, Tennessee).

			(7)
The Sponsor acquired the properties between July 2011 and May 2012. Figures represent a combination of Borrower and seller statements. Bi-Lo Grocery Store based on lease less estimate of prior management fee.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary TNP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 63.3% 1.41x 11.1%

TRANSACTION HIGHLIGHTS

■     Sponsorship. TNP Strategic Retail Trust, Inc., the sponsor, an affiliate of Thompson National Properties LLC (“TNP”), is a publicly registered non-traded REIT that invests in grocery and drug-store anchored, multi-tenant necessity retail properties, located primarily in the Western United States, and real estate related assets, including investment in the origination of mortgage, mezzanine, bridge and other loans related to commercial real estate. As of January 25, 2012, TNP manages a portfolio of 155 commercial properties in 31 states, totaling more than 18.4 million square feet, on behalf of over 4,300 investor/owners with an overall purchase value of $2.3 billion.

■     Multi-Property Loan. The collateral for the loan is comprised of five mortgaged properties located across five states (MO, SC, TX, CA and TN).

■     Sponsor Equity.  Based on the acquisition price of $40,062,000, the sponsor had $14,062,000 of equity remaining in the TNP Portfolio II Properties ($12,062,000 including the mezzanine loan) as of loan closing resulting in a loan to cost of 64.9% (69.9% including the mezzanine loan). The sponsor acquired the TNP Portfolio II Properties between July 2011 and May 2012.

■     Occupancy, Tenancy and Rollover. The portfolio is currently 97.2% occupied by 36 tenants.  Approximately 32.4% of the net rentable area rolls during the loan term.

■     Grocery Anchored Retail.  Four of the five TNP Portfolio II Properties have a grocery anchor tenant: Florissant Marketplace (Schuck’s Marketplace), Bi-Lo Grocery Store (Bi-Lo), Ensenada Square (Kroger) and Morningside Marketplace (Ralph’s Marketplace).  The Shops at Turkey Creek is shadow anchored by a Wal-Mart Superstore and Super Target.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

275 East High Street Glassboro, NJ 08312	Collateral Asset Summary Park Crest Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,779,376 72.2% 1.23x 8.9%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type(2):	Multifamily – Conventional
Sponsor:	Perseus Capital City Fund, L.P.		Collateral:	Fee Simple
Borrower:	Park Crest LLC		Location:	Glassboro, NJ
Original Balance:	$18,800,000		Year Built / Renovated:	1969 / NAP
Cut-off Date Balance:	$18,779,376		Number of Units:	385
% by Initial UPB:	1.5%		Property Management:	Quinn Properties Group, LLC
Interest Rate:	5.4880%		Underwritten NOI:	$1,675,762
Payment Date:	6th of each month		Underwritten NCF:	$1,579,512
First Payment Date:	July 6, 2012		Appraised Value:	$26,000,000
Maturity Date:	June 6, 2022		Appraisal Date:	March 13, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(92), O(3)		Most Recent NOI:	$1,438,985 (T-12 April 30, 2012)
Lockbox / Cash Management(1):	Soft / Springing		2nd Most Recent NOI:	$1,530,133 (December 31, 2011)
			3rd Most Recent NOI:	$1,820,574 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$176,586	$49,052	Most Recent Occupancy:	90.1% (May 8, 2012)
Insurance:	$103,162	$8,893	2nd Most Recent Occupancy:	90.4% (December 31, 2011)
Replacement:	$0	$8,021	3rd Most Recent Occupancy:	92.6% (December 31, 2010)

(1)   Cash management will be triggered if, among other things, the DSCR is less than 1.15x on a trailing twelve month basis.
(2)   The Park Crest Apartments consists of a 385-unit, garden-style, Class B apartment complex and is located less than two miles from Rowan University.

Financial Information
Cut-off Date Balance / Units:		$48,778
Balloon Balance / Units:		$40,773
Cut-off Date LTV:		72.2%
Balloon LTV:		60.4%
Underwritten NOI DSCR:		1.31x
Underwritten NCF DSCR:		1.23x
Underwritten NOI Debt Yield:		8.9%
Underwritten NCF Debt Yield:		8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

275 East High Street Glassboro, NJ 08312	Collateral Asset Summary Park Crest Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,779,376 72.2% 1.23x 8.9%

TRANSACTION HIGHLIGHTS

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Cash Equity:  Since acquiring the Park Crest Apartments  in late 2007, the Borrower has contributed approximately $3.46 million ($9,000 per unit) in capital expenditures.  The original acquisition cost of the Park Crest Apartments  in 2007 was $19.2 million.   Post-closing, the Borrower has cash equity of $3.9 million in the Park Crest Apartments Property.

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Experienced Sponsorship and Management:  James Quinn, the owner of Quinn Properties Group, LLC, has over 30 years of multifamily acquisition, management, construction, and asset repositioning experience. During his real estate career, Mr. Quinn acquired and managed a 1,750-unit multifamily portfolio, and various other commercial properties.  Perseus Capital City Fund, LP is primarily operated by Perseus Realty Partners, GP I, LLC with Paul Dougherty as the Sole Member. Perseus Realty Partners is a private equity real estate investment management firm located in Washington, DC.  Mr. Dougherty is the founder and President of Perseus Realty Capital. He has over 20 years of experience in commercial real estate financial services and has completed over 100 real estate transactions totaling more than $12 billion in the Atlantic region.

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Market Fundamentals: The Park Crest Apartments’  local market and competitive set are exhibiting stable/strong occupancy levels with average occupancy rates ranging from 93% to 97%.  Demand for apartment units is expected to remain stable with no new apartment construction occurring in the local area. The Park Crest Apartments Property is located less than two miles from Rowan University.  Rowan University is the third largest employer in the market with a current student population of 11,392.  The Park Crest Apartments Property currently offers student housing packages, essentially a fully furnished two bedroom apartment with daily shuttle bus service for a predetermined annual rent.  Glassboro’s Rowan Boulevard Project is a $300 million revitalization that directly links Rowan University with the borough’s downtown retail district.  The boulevard is forming a completely new 26-acre, 1/3 mile long corridor from the foot of the university campus to a town square, and has already seen the completion of a Barnes and Noble and a 165,000 sq. ft. mixed-use retail/housing/classroom building.  Rowan Boulevard is expected to benefit the local economy with more than $48 million in revenue annually and create 700 new permanent positions upon completion.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 East Eldorado Parkway Little Elm, TX 75068	Collateral Asset Summary Little Elm Town Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,578,853 69.7% 1.48x 10.3%

Mortgage Loan Information			Property Information
Loan Seller:	AMF II		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Henry S. Miller Investment Co.		Collateral:	Fee Simple
Borrower:	Little Elm TC Partners, LTD.		Location:	Little Elm, TX
Original Balance:	$17,600,000		Year Built / Renovated:	2007/NAP
Cut-off Date Balance:	$17,578,853		Total Sq. Ft.:	150,007
% by Initial UPB:	1.4%		Property Management:	Henry S. Miller Realty Management, LLC,
Interest Rate:	5.0000%			a borrower affiliate
Payment Date:	1st of each month		Underwritten NOI:	$1,806,052
First Payment Date:	July 1, 2012		Underwritten NCF:	$1,681,563
Maturity Date:	June 1, 2022		Appraised Value:	$25,230,000
Amortization:	360 months		Appraisal Date:	April 9, 2012
Additional Debt:	None
Call Protection:	L(25),D(91),O(4)		Historical NOI
Lockbox / Cash Management(1):	Hard / In Place		Most Recent NOI:	$1,633,806 (Ann. YTD March 31, 2012)
			2nd Most Recent NOI:	$1,588,659 (December 31, 2011)
Reserves			3rd Most Recent NOI:	$1,498,775 (December 31, 2010)
	Initial	Monthly
Taxes:	$203,143	$40,629	Historical Occupancy
Insurance:	$19,054	$2,382	Most Recent Occupancy:	91.3% (May 11, 2012)
Replacement:	$0	$2,500	2nd Most Recent Occupancy:	84.1% (December 31, 2011)
TI/LC:	$100,000	$7,749	3rd Most Recent Occupancy:	82.6% (December 31, 2010)
ER Free Rent Reserve(2):	$105,457	$0
(1)   A full cash flow sweep will be triggered if, among other things, (a) the DSCR is less than 1.10x on trailing twelve month basis or (b) Hobby Lobby goes dark or vacates its space.
(2)   At loan funding, the Borrower deposited funds in the amount of $105,457 into a free rent reserve related to tenant ER Centers of America.Funds in the amount of $11,717 will be released to the borrower on each of the monthly payment dates occurring in July 2012 through and including March 2013. Upon receipt of evidence that ER Centers of America is paying full, unabated rent in an amount not less than $20.50 per square foot, the remaining balance of the reserve, if any, will be released to the Borrower.
(3)   At loan funding, the Borrower deposited funds in the amount of $342,950 into a tenant improvement reserve related to tenant ER Centers of America. The reserve will be released to the borrower for tenant improvement expenditures in the ER Centers of America space in accordance with the requirements of the loan documents for other tenant improvement reserves.
(4)   At loan funding, the Borrower deposited funds in the amount of $25,000 into an insurance deductible reserve. Upon receipt of evidence that the deductible for insurance policies relating to hail and theft are no more than $25,000, the insurance deductible reserve shall be released to the Borrower.

ER TI Reserve(3):	$342,950	$0
Deductible Reserve(4):	$25,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$117
Balloon Balance / Sq. Ft.:		$96
Cut-off Date LTV:		69.7%
Balloon LTV:		57.3%
Underwritten NOI DSCR:		1.59x
Underwritten NCF DSCR:		1.48x
Underwritten NOI Debt Yield:		10.3%
Underwritten NCF Debt Yield:		9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 East Eldorado Parkway Little Elm, TX 75068	Collateral Asset Summary Little Elm Town Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,578,853 69.7% 1.48x 10.3%

TRANSACTION HIGHLIGHTS

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Sponsorship: The Borrower is managed by real estate firm and non-recourse carve-out guarantor Henry S. Miller Investment Co., an affiliate of Henry S. Miller, one of the largest commercial real estate brokerage firms in the Dallas-Fort Worth area and one of the largest independent real estate firms in Texas. Henry S. Miller Investment Co. raises equity funds from high net worth individuals for private placement offerings for existing properties or new developments that are sponsored by the Henry S. Miller Companies. As of December 31, 2011, Henry S. Miller Investment Co. reported a total net worth and liquidity of approximately $11.7 million and $1,457,940, respectively, and has a total ownership interest (with its affiliates) in 20 shopping centers totaling over 1.2 million square feet.

■	Sponsor Equity. The Sponsor acquired the property in May 2005 and has $5.5 million of equity remaining in the transaction.

■
Tenancy. The property benefits from a strong mix of national and regional tenants: Hobby Lobby, 24 Hour Fitness, Dollar Tree Stores Inc., Hibbett Sporting Goods, Subway, CiCi’s Pizza, Baskin Robbins, Planet Tan, and Great Clips, with strong tenant sales that have been increasing year over year. The property has limited lease rollover with only 23.6% of the NRA rolling within the first five years of the Loan term and approximately 33.6% rolling throughout the entire Loan term.

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Location. The property is located at the intersection of two major thoroughfares, Eldorado Parkway (FM 2934) and Main Street (FM 423), in a densely developed in-fill location which is completely surrounded by single family residential development.  According to the appraiser, the area within a three-mile radius has seen an average annual population growth of approximately 19% between 2000 and 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 North Dixie Highway Elizabethtown, KY 42701	Collateral Asset Summary Mall Park Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,428,642 67.8% 1.62x 11.4%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Lawrence A. Shapin		Collateral:	Fee Simple
Borrower:	Parkmall, LLC		Location:	Elizabethtown, KY
Original Balance:	$17,450,000		Year Built / Renovated:	2000 / NAP
Cut-off Date Balance:	$17,428,642		Total Sq. Ft.:	203,010
% by Initial UPB:	1.4%		Property Management:	Robbins Properties I, LLC
Interest Rate:	4.9000%		Underwritten NOI:	$1,987,680
Payment Date:	6th of each month		Underwritten NCF:	$1,805,202
First Payment Date:	July 6, 2012		Appraised Value:	$25,700,000
Maturity Date:	June 6, 2022		Appraisal Date:	4/23/2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$1,747,823 (T-12 4/30/2012)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$1,759,015 (December 31, 2011)
			3rd Most Recent NOI:	$1,689,067 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$132,881	$16,610	Most Recent Occupancy:	100.0% (March 1, 2012)
Insurance:	$63,262	Springing	2nd Most Recent Occupancy:	85.2% (December 31, 2011)
Deferred Maintenance:	$0	$0	3rd Most Recent Occupancy:	85.2% (December 31, 2010)
Replacement:	$0	$5,075	(1)
Cash flow sweep event will be triggered on July 1, 2016 and ending on the earlier of (a) renewal or extension of the leases affecting the property by and between Borrower, as landlord and the following tenants: TJ Max, Michael’s, Barnes & Noble, Fashion Bug, Lane Bryant, Mattress & More, and Bed, Bath, & Beyond which expire in the calendar year 2017 or January of 2018 and (b) December 31, 2016.

TI/LC(2):	$250,000	$13,534

Financial Information
Cut-off Date Balance / Unit:		$86
Balloon Balance / Unit:		$70	(2)
After the renewal or extension of all previous leases mentioned in footnote 1, the monthly TI/LC monthly reserve amount shall be reduced to $0.25 per sq. ft. annually ($4,229 monthly payment) and the reserve will be capped at $150,000.

Cut-off Date LTV:		67.8%
Balloon LTV:		55.6%
Underwritten NOI DSCR:		1.79x
Underwritten NCF DSCR:		1.62x
Underwritten NOI Debt Yield:		11.4%
Underwritten NCF Debt Yield:		10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 North Dixie Highway Elizabethtown, KY 42701	Collateral Asset Summary Mall Park Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,428,642 67.8% 1.62x 11.4%

TRANSACTION HIGHLIGHTS

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Tenancy.  Mall Park has a diversified tenant mix that includes national and local retailers. National tenants include Ross Dress for Less (BBB+ by S&P), AT&T (A-/A2/A by S&P/Moody’s/Fitch), T.J. Maxx (A/A3 by S&P/Moody’s), Barnes & Noble (not rated), Michaels (B+/B3 by S&P/Moody’s), Bed, Bath & Beyond (BBB+ by S&P), Old Navy (BB+/Baa3/BBB- by S&P/Moody’s/Fitch) and The Gap (BB+/Baa3/BBB- by S&P/Moody’s/Fitch). Approximately 52.8% of the NRA is occupied by investment grade tenants which accounts for 35.3% of the underwritten rent. The property features a granular rent roll with no one tenant accounting for more than 15.0% of in-place income.

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Location.  Elizabethtown Kentucky, located just south of Louisville on I-65, and part of the Louisville CSA, is the center of an eight county trade area and is experiencing a high-level of growth largely due to its strategic location near Fort Knox. The property has exposure to the major north-south artery serving the trade area and experiences a daily traffic count of over 35,000 cars. Towne Mall, Walmart, Lowe’s Home Improvement, Target, Home Depot, and Kroger are all located within approximately 3 miles of the Mall Park Center property.

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Sponsorship.  The sponsor, Lawrence A. Shapin, has reportedly acquired over 140 commercial properties over a twenty year period. Mr. Shapin represents a number of high net worth individuals who tend to be repeat investors as a result of the returns they have experienced in these transactions.

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Management. Established May, 2000, Robbins Properties I, LLC, has extensive experience managing and leasing retail properties throughout the region and has managed the property successfully since the borrower acquired the property in 2002, with occupancy currently at 100.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1648 Garth Brooks Boulevard Yukon, OK 73099	Collateral Asset Summary Yukon Village Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,982,794 74.9% 1.28x 9.1%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Bruce L. Christenson		Collateral:	Fee Simple
Borrower:	Wanamaker Yukon Two, LC		Location:	Yukon, OK
Original Balance:	$15,000,000		Year Built / Renovated:	2009-2011 / NAP
Cut-off Date Balance:	$14,982,794		Total Sq. Ft.:	85,681
% by Initial UPB:	1.2%		Property Management:	Gulf Coast Commercial Group, Inc.
Interest Rate:	5.2500%		Underwritten NOI:	$1,363,373
Payment Date:	6th of each month		Underwritten NCF:	$1,273,353
First Payment Date:	July 6, 2012		Appraised Value:	$20,000,000
Maturity Date:	June 6, 2022		Appraisal Date:	March 27, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(92), O(3)
Lockbox / Cash Management(1):	Springing Hard / Springing		Most Recent NOI:	$883,909 (December 31, 2011)
			2nd Most Recent NOI:	$628,634 (December 31, 2010)
Reserves			3rd Most Recent NOI:	$218,916 (December 31, 2009)
	Initial	Monthly
Taxes:	$42,680	$9,278	Historical Occupancy
Insurance:	$5,917	$779	Most Recent Occupancy:	97.9% (March 15, 2012)
TI/LC:	$0	$6,069	2nd Most Recent Occupancy:	72.7% (December 31, 2011)
Replacement Reserve:	$0	$1,428	3rd Most Recent Occupancy:	66.0% (December 31, 2010)
PetSmart Rent
 (1)      Cash management will be triggered if, among other things, (i) the DSCR falls below 1.15x on a trailing twelve month basis, or (ii) the occurrence of a PetSmart Rent Abatement Trigger Event (as defined in the loan documents).
 (2)      On the date which is two (2) business days prior to the Adjacent Tenant Construction Commencement Date (as defined in the Loan Documents) and provided that a PetSmart Rent Abatement Waiver has not occurred, Borrower shall deposit $131,000.

Abatement(2):	$0	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$175
Balloon Balance / Sq. Ft.:		$145
Cut-off Date LTV:		74.9%
Balloon LTV:		62.2%
Underwritten NOI DSCR:		1.37x
Underwritten NCF DSCR:		1.28x
Underwritten NOI Debt Yield:		9.1%
Underwritten NCF Debt Yield:		8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1648 Garth Brooks Boulevard Yukon, OK 73099	Collateral Asset Summary Yukon Village Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,982,794 74.9% 1.28x 9.1%

TRANSACTION HIGHLIGHTS

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Strong Shadow Anchor / In-place Occupancy.  The Yukon Village Shopping Center Property is shadow-anchored by a 126,842 sq. ft. Super Target. The Yukon Village Shopping Center Property was constructed in phases between 2009 and 2011, and is currently 97.9% occupied by 19 tenants.

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Location.  Yukon Village Shopping Center is located 0.25 miles south of I-40 which connects to downtown Oklahoma City.  Yukon Village Shopping Center fronts on Highway 92/Garth Brooks Boulevard and is near the John Kilpatrick Turnpike that intersects I-4 approximately three miles to the east and serves as a belt around the northwestern portion of the Oklahoma City metropolitan area.

■
Sponsorship.  The Sponsor for Yukon Village Shopping Center, Bruce L. Christenson, has significant retail experience, having developed over four million sq. ft. of space in Texas and the Midwest since 1999.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

740 West 182nd Street Gardena, CA 90248	Collateral Asset Summary Home Depot Gardena	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,981,742 72.0% 1.38x 9.5%

Mortgage Loan Information			Property Information
Loan Seller:	AMF II		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	The Muller Company		Collateral:	Fee Simple
Borrower:	Gardena HD Associates, LLC		Location:	Gardena, CA
Original Balance:	$15,000,000		Year Built / Renovated:	1964/1989
Cut-off Date Balance:	$14,981,742		Total Sq. Ft.:	150,000
% by Initial UPB:	1.2%		Property Management:	The Muller Company, a borrower affiliate
Interest Rate:	4.9300%		Underwritten NOI:	$1,416,883
Payment Date:	1st of each month		Underwritten NCF:	$1,321,387
First Payment Date:	July 1, 2012		Appraised Value:	$20,800,000
Maturity Date:	June 1, 2022		Appraisal Date:	March 19, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25),D(91),O(4)		Most Recent NOI:	$1,475,804 (December 31, 2011)
Lockbox / Cash Management(1):	Hard / In Place		2nd Most Recent NOI:	$1,474,641 (December 31, 2010)
			3rd Most Recent NOI:	$1,347,592 (December 31, 2009)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$7,684	$1,921	Most Recent Occupancy:	100.0% (April 30, 2012)
Insurance:	$5,286	$661	2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Replacement:	$0	$1,250	3rd Most Recent Occupancy:	100.0% (December 31, 2010)
TI/LC(2):	$0	$6,250
(1)       A full cash flow sweep will be triggered if, among other things, (a) the DSCR is less than 1.10x on a trailing twelve month basis, (b) Home Depot goes dark on its space at the property or becomes a debtor in a bankruptcy or subject to other insolvency proceeding or (c) prior to February 19, 2019 Home Depot has not extended its lease by no less than five years beyond its current lease expiration date of January 31, 2020 at an effective annual rental rate of no less than $12.48 per Sq. Ft.
(2)       In addition to ongoing reserves for TI/LC, a full cash flow sweep will commence on February 1, 2019 in the event Home Depot has not renewed its lease. However, if at any time during the loan term Home depot extends its lease at least five years past its current lease expiration date of January 31, 2020, ongoing collections of TI/LC will cease, any cash flow sweep will cease, and all rollover funds, both ongoing and swept, will be released to the borrower.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$100
Balloon Balance / Sq. Ft.:		$82
Cut-off Date LTV:		72.0%
Balloon LTV:		59.1%
Underwritten NOI DSCR:		1.48x
Underwritten NCF DSCR:		1.38x
Underwritten NOI Debt Yield:		9.5%
Underwritten NCF Debt Yield:		8.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

740 West 182nd Street Gardena, CA 90248	Collateral Asset Summary Home Depot Gardena	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,981,742 72.0% 1.38x 9.5%

TRANSACTION HIGHLIGHTS

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Location. The property is located at the intersection of Hoover Street and 182nd Street in the South Bay area of Greater Los Angeles, directly off of Interstate 110 and less than a mile from Interstate 410.  Surrounding uses in the area are typically residential to the west and industrial to the north, south and east.

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Tenancy. 90% of the property is net leased to Home Depot (S&P: BBB+), one of the largest retailers in the world.  The tenant is in occupancy under a 30-year corporate lease with approximately eight years remaining, as extended, plus four, five-year renewal options. In 2010, the tenant simultaneously executed two 5-year renewal options extending the lease to its current expiration in 2020. The tenant has invested into the property including the installation of a new roof membrane in 2009.

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Sponsorship. The Muller Company, founded over 30 years ago, is experienced in developing, acquiring and managing commercial real estate.  The company owns a diverse portfolio of over 20 million square feet of office, industrial and retail real estate throughout the western United States, with a combined value of over $3.5 billion.  The Muller Company has partnered with institutional owners such as GE Capital, Capmark, Rockwood Capital, Blackrock, ING Realty and MetLife.

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TI/LC Reserve Structure.  The loan agreement requires ongoing reserve collections for TI/LC in the annual amount of $0.50 per Sq. Ft. plus a cash flow sweep 12 months prior to the expiration of the Home Depot lease in the event that its renewal option has not been exercised.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS TERM SHEET

This term sheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The securities offered by these materials are being offered when, as and if issued.  You are advised that the terms of the offered certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of the offered certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the offered certificates will first be made.  You are advised that offered certificates may not be issued that have the characteristics described in these materials.  An underwriter’s obligation to sell the offered certificates to you is conditioned on the mortgage loans and offered certificates having the characteristics described in these materials.  If for any reason the depositor does not deliver the offered certificates, the underwriter will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the offered certificates which you have committed to purchase.

The information in this term sheet, if conveyed prior to the time of your contractual commitment to purchase any of the offered certificates, supersedes any conflicting information contained in any prior similar materials relating to the offered certificates.  The information in this document may be amended or supplemented prior to the time of your contractual commitment to purchase any of the offered certificates.  This term sheet is being delivered to you solely to provide you with information about the offered certificates and to solicit an offer to purchase the offered certificates, when, as and if issued.  Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the offered certificates, until the underwriters have accepted your offer to purchase those certificates.  Any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

The information contained in this term sheet may not pertain to any securities that will actually be sold.  The information contained in this term sheet may be based on assumptions regarding market conditions and other matters as reflected in this term sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this term sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this term sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this term sheet or derivatives thereof (including options).  None of UBS Securities LLC, Barclays Capital Inc., KeyBanc Capital Markets Inc., Drexel Hamilton, LLC or Merrill Lynch, Pierce, Fenner & Smith Incorporated provides accounting, tax or legal advice.